                                                         Free Writing Prospectus
                                                      Filed Pursuant to Rule 433
                                          Registration Statement No.: 333-131591

                  CWABS ASSET-BACKED CERTIFICATES TRUST 2006-12
                                 Issuing Entity

                                FINAL TERM SHEET

                               [COUNTRYWIDE LOGO]

                          $1,272,700,100 (APPROXIMATE)

                                   CWABS, INC.
                                    Depositor

                          COUNTRYWIDE HOME LOANS, INC.
                               Sponsor and Seller

                       COUNTRYWIDE HOME LOANS SERVICING LP
                                 Master Servicer

     This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

     The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

         THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS)
iWITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU
INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER
DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT
THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY
VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

     This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

     The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

                   FREE WRITING PROSPECTUS DATED JUNE 29, 2006

              CWABS, INC. ASSET-BACKED CERTIFICATES, SERIES 2006-12

             DISTRIBUTIONS PAYABLE MONTHLY, BEGINNING JULY 25, 2006

The following classes of certificates are being offered pursuant to this free writing prospectus:

             ORIGINAL                                                          ORIGINAL
            CERTIFICATE                                                       CERTIFICATE
             PRINCIPAL      PRICE TO    UNDERWRITING   PROCEEDS TO             PRINCIPAL     PRICE TO    UNDERWRITING   PROCEEDS TO
CLASS        BALANCE(1)      PUBLIC       DISCOUNT    DEPOSITOR(2)   CLASS     BALANCE(1)     PUBLIC       DISCOUNT    DEPOSITOR(2)
---------- --------------- ------------ ------------- -------------  -------- ------------- ------------ ------------- -------------

1-A          $492,030,000   100.00000%    0.05208%      99.94792%    M-4       $26,000,000   100.00000%    1.16667%      98.83333%
---------- --------------- ------------ ------------- -------------  -------- ------------- ------------ ------------- -------------
2-A-1        $298,685,000   100.00000%    0.05200%      99.94800%    M-5       $24,050,000   100.00000%    1.25000%      98.75000%
---------- --------------- ------------ ------------- -------------  -------- ------------- ------------ ------------- -------------
2-A-2        $184,147,000   100.00000%    0.10333%      99.89667%    M-6       $23,400,000   100.00000%    1.33333%      98.66667%
---------- --------------- ------------ ------------- -------------  -------- ------------- ------------ ------------- -------------
2-A-3         $40,438,000   100.00000%    0.15617%      99.84383%    M-7       $21,450,000   100.00000%    1.50000%      98.50000%
---------- --------------- ------------ ------------- -------------  -------- ------------- ------------ ------------- -------------
M-1           $52,000,000   100.00000%    0.25000%      99.75000%    M-8       $19,500,000   100.00000%    1.66667%      98.33333%
---------- --------------- ------------ ------------- -------------  -------- ------------- ------------ ------------- -------------
M-2           $46,800,000   100.00000%    0.55833%      99.44167%    B         $15,600,000   100.00000%    2.08333%      97.91667%
---------- --------------- ------------ ------------- -------------  -------- ------------- ------------ ------------- -------------
M-3           $28,600,000   100.00000%    0.83333%      99.16667%    A-R             $100       (3)          (3)            (3)
---------- --------------- ------------ ------------- -------------  -------- ------------- ------------ ------------- -------------

-------------

(1)  This amount is subject to a permitted variance in the aggregate of plus or minus 10%.

(2)  Before deducting expenses payable by the Depositor estimated to be approximately $904,959 in the aggregate. (3) The Class A-R Certificates will not be purchased by the underwriters and are being transferred to
     Countrywide Home Loans, Inc. as partial consideration for the sale of the mortgage loans.

ISSUING ENTITY

CWABS Asset-Backed Certificates Trust 2006-12, a common law trust formed under the laws of the State of New York.

DEPOSITOR

CWABS, Inc., a Delaware corporation and a limited purpose finance subsidiary of
Countrywide Financial Corporation, a Delaware corporation.

SPONSOR AND SELLERS

Countrywide Home Loans, Inc. will be the sponsor of the transaction and a seller of a portion of the mortgage loans. Other sellers may include one or more special purpose entities established by Countrywide Financial Corporation or one of its subsidiaries, which acquired the mortgage loans they are selling directly from Countrywide Home Loans, Inc.

MASTER SERVICER

Countrywide Home Loans Servicing LP.

TRUSTEE

The Bank of New York, a New York banking corporation.

THE NIM INSURER

After the closing date, a separate trust or trusts (or other form of entity) may be established to issue net interest margin securities secured by all or a portion of the Class P and Class C Certificates. Those net interest margin securities may have the benefit of one or more financial guaranty insurance policies that guaranty payments on those securities. The insurer or insurers issuing these financial guaranty insurance policies are referred to in this free writing prospectus as the "NIM Insurer." The references to the NIM Insurer in this free writing prospectus apply only if the net interest margin securities are so insured.

Any NIM Insurer will have a number of rights under the pooling and servicing agreement that will limit and otherwise affect the rights of the holders of the offered certificates. Any insurance policy issued by a NIM Insurer will not cover, and will not benefit in any manner whatsoever, the offered certificates.

POOLING AND SERVICING AGREEMENT

The pooling and servicing agreement among the sellers, the master servicer, the depositor and the trustee, under which the issuing entity will be formed.

CUT-OFF DATE

Initial Mortgage Loans:

For any initial mortgage loan, the later of June 1, 2006 and the origination date of that mortgage loan (referred to as the initial cut-off date).

Subsequent Mortgage Loans:

For any subsequent mortgage loan, the later of the first day of the month of the related subsequent transfer date and the origination date of that subsequent mortgage loan (referred to as the subsequent cut-off date).

CLOSING DATE

On or about June 30, 2006.

PRE-FUNDING

On the closing date, the depositor may deposit an amount of up to 25% of the initial aggregate certificate principal balance of the certificates issued by the issuing entity in a pre-funding account (referred to as the pre-funded amount). Any pre-funded amount will be allocated between the loan groups so that the amount allocated to any loan group will not exceed 25% of the aggregate certificate principal balance of the classes of certificates related to that loan group.

Funding Period:

Any funding period will begin on the closing date and end on the earlier of (x)
the date the amount in the pre-funding account is less than $175,000 and (y)
August 14, 2006.

Use of Pre-Funded Amount:

Any pre-funded amount is expected to be used to purchase subsequent mortgage loans. Any pre-funded amount not used during the funding period to purchase subsequent mortgage loans will be distributed to holders of the related senior certificates as a prepayment of principal on the distribution date immediately following the end of the funding period.

Restrictions on Subsequent Mortgage Loan Purchases:

Purchases of subsequent mortgage loans are subject to the same criteria as the initial mortgage loans and additional restrictions related to the composition of the related loan group following the acquisition of the subsequent mortgage loans.

Interest Shortfall Payments:

To the extent needed to make required interest payments on the interest-bearing certificates on or prior to the September 2006 distribution date, Countrywide
Home Loans, Inc. will make interest shortfall payments to the issuing entity to offset shortfalls in interest collections attributable to the pre-funding mechanism or because newly originated loans do not have a payment due date in the due period related to the subject distribution date.

THE MORTGAGE LOANS

The mortgage pool will consist of adjustable rate, credit-blemished mortgage loans that are secured by first liens on one- to four-family residential properties. The mortgage loans will be divided into two separate groups. Each group of mortgage loans is referred to as a "loan group." Loan group 1 will consist of first lien conforming balance adjustable rate mortgage loans. Loan group 2 will consist of first lien adjustable rate mortgage loans.

STATISTICAL CALCULATION INFORMATION

The statistical information presented in this free writing prospectus relates to a statistical calculation pool that does not reflect all of the mortgage loans that will be included in the issuing entity. Additional mortgage loans will be included in the mortgage pool on the closing date, and subsequent mortgage loans may be included during the funding period. In addition, certain mortgage loans in the statistical calculation pool may not be included in the mortgage pool on the closing date because they have prepaid in full or were determined not to meet the eligibility requirements for the mortgage pool.

The information with respect to the statistical calculation pool is, unless otherwise specified, based on the scheduled principal balances as of June 1,
2006, which is the statistical calculation date. The aggregate stated principal balance of the statistical calculation pool as of the statistical calculation date is referred to as the statistical calculation date pool principal balance.
As of the statistical calculation date, the statistical calculation date pool principal balance was approximately $802,012,162.

Unless otherwise noted, all statistical percentages are measured by the statistical calculation date pool principal balance.

As of the statistical calculation date, the group 1 mortgage loans in the statistical calculation pool had the following characteristics:

Aggregate Current Principal Balance     $389,355,410

Weighted Average Mortgage Rate                8.596%

Range of Mortgage Rates                    5.500% to
                                             12.125%

Average Current Principal Balance           $176,819

Range of Current Principal Balances       $35,400 to
                                            $580,000

Weighted Average Original
   Loan-to-Value Ratio                        79.12%

Weighted Average Original Term to
   Maturity                               378 months

Weighted Average Credit Bureau Risk
   Score                                  596 points

Weighted Average Remaining Term to
   Stated Maturity                        378 months

Weighted Average Gross Margin                 6.703%

Weighted Average Maximum Mortgage Rate       15.393%

Weighted Average Minimum Mortgage Rate        8.492%

Percentage Originated under Full Doc Program  59.77%

Geographic Concentrations in excess of 10%:

  California                                  17.21%

  Florida                                     13.31%

As of the statistical calculation date, the group 2 mortgage loans in the statistical calculation pool had the following characteristics:

Aggregate Current Principal Balance     $412,656,753

Weighted Average Mortgage Rate                8.556%

Range of Mortgage Rates                    4.875% to
                                             15.875%

Average Current Principal Balance           $203,379

Range of Current Principal Balances        $8,421 to
                                          $1,699,765

Weighted Average Original
   Loan-to-Value Ratio                        80.95%

Weighted Average Original Term to
   Maturity                               374 months

Weighted Average Credit Bureau Risk
   Score                                  614 points

Weighted Average Remaining Term to
   Stated Maturity                        366 months

Weighted Average Gross Margin                 6.709%

Weighted Average Maximum Mortgage
   Rate                                      15.294%

Weighted Average Minimum Mortgage
   Rate                                       8.177%

Percentage Originated under Full
  Doc Program                                 51.41%

Geographic Concentrations in excess
   of 10%:

   California                                 25.70%

   Florida                                    10.19%

Additional information regarding the mortgage loans in the statistical calculation pool is attached as Annex A to this free writing prospectus.

The following characteristics of each loan group in the initial mortgage pool as of the initial cut-off date and the final mortgage pool following any pre-funding period (measured as of the initial cut-off date for initial mortgage loans and as of the applicable subsequent cut-off date for any subsequent mortgage loans) will not vary from the corresponding characteristics of the statistical calculation pool by more than the permitted variance shown in the following table:

           CHARACTERISTIC           PERMITTED VARIANCE
           --------------           ------------------
Weighted Average Mortgage Rate            +-0.10%

Weighted Average Original
   Loan-to-Value Ratio                    +-3.00%

Weighted Average Credit Bureau Risk
   Score                                 +-5 pointS

Percentage Originated under Full
   Doc Program                            +-3.00%

Weighted Average Gross Margin of
   Adjustable Rate Mortgage Loans         +/-0.10%

Maximum California Concentration          50.00%

DESCRIPTION OF THE CERTIFICATES

The issuing entity will issue the following classes of certificates:

                               INITIAL
                             CERTIFICATE                                  LAST SCHEDULED     INITIAL       INITIAL
                              PRINCIPAL                                    DISTRIBUTION      RATING        RATING
           CLASS             BALANCE (1)                 TYPE                  DATE       (MOODY'S)(2)    (S&P)(2)
           -----             ------------                ----              -------------  -------------   --------

 OFFERED
 CERTIFICATES
 1-A.....................     $492,030,000      Senior/Adjustable Rate     December 2036       Aaa           AAA
 2-A-1...................     $298,685,000      Senior/Adjustable Rate       June 2030         Aaa           AAA
 2-A-2...................     $184,147,000      Senior/Adjustable Rate       July 2036         Aaa           AAA
 2-A-3...................      $40,438,000      Senior/Adjustable Rate     December 2036       Aaa           AAA
 M-1.....................      $52,000,000    Subordinate/Adjustable Rate  December 2036       Aa1           AA+
 M-2.....................      $46,800,000    Subordinate/Adjustable Rate  December 2036       Aa2           AA
 M-3.....................      $28,600,000    Subordinate/Adjustable Rate  December 2036       Aa3           AA-
 M-4.....................      $26,000,000    Subordinate/Adjustable Rate  December 2036       A1            A+
 M-5.....................      $24,050,000    Subordinate/Adjustable Rate  December 2036       A2             A
 M-6.....................      $23,400,000    Subordinate/Adjustable Rate  December 2036       A3            A-
 M-7.....................      $21,450,000    Subordinate/Adjustable Rate  December 2036      Baa1          BBB+
 M-8.....................      $19,500,000    Subordinate/Adjustable Rate  December 2036      Baa2           BBB
 B.......................      $15,600,000    Subordinate/Adjustable Rate  December 2036      Baa3          BBB-
 A-R.....................            $100        Senior/REMIC Residual       July 2006         Aaa           AAA
 NON-OFFERED
 CERTIFICATES (3)
 P.......................             $100        Prepayment Charges            N/A            N/R           N/R
 C.......................        N/A                   Residual                 N/A            N/R           N/R

--------------

(1)  This amount is subject to a permitted variance in the aggregate of plus or minus 10% depending on the amount of mortgage loans actually delivered on the closing date.

(2)  The offered certificates will not be offered unless they are assigned the indicated ratings by Moody's Investors Service, Inc. ("MOODY'S") and
     Standard & Poor's Ratings Services, a division of The McGraw-Hill
     Companies, Inc. ("S&P"). "N/R" indicates that the agency was not asked to rate the certificates. A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies.

(3)  The Class P and Class C Certificates are not offered by this free writing prospectus. Any information contained in this free writing prospectus with respect to the Class P and Class C Certificates is provided only to permit a better understanding of the offered certificates.

The certificates will also have the following characteristics:

                            PASS-THROUGH RATE     PASS-THROUGH RATE
                 RELATED     ON OR BEFORE              AFTER                                           INTEREST
                  LOAN          OPTIONAL              OPTIONAL                                         ACCRUAL
     CLASS        GROUP     TERMINATION DATE       TERMINATION DATE       DELAY/ACCRUAL PERIOD        CONVENTION
     -----       -------    -----------------     -----------------       --------------------        ----------

 OFFERED
 CERTIFICATES
 1-A...........     1     LIBOR + 0.130% (1)    LIBOR + 0.260% (1)                 (2)              Actual/360 (3)
 2-A-1.........     2     LIBOR + 0.070% (1)    LIBOR + 0.140% (1)                 (2)              Actual/360 (3)
 2-A-2.........     2     LIBOR + 0.150% (1)    LIBOR + 0.300% (1)                 (2)              Actual/360 (3)
 2-A-3.........     2     LIBOR + 0.260% (1)    LIBOR + 0.520% (1)                 (2)              Actual/360 (3)
 M-1...........  1 and 2  LIBOR + 0.300% (1)    LIBOR + 0.450% (1)                 (2)              Actual/360 (3)
 M-2...........  1 and 2  LIBOR + 0.340% (1)    LIBOR + 0.510% (1)                 (2)              Actual/360 (3)
 M-3...........  1 and 2  LIBOR + 0.360% (1)    LIBOR + 0.540% (1)                 (2)              Actual/360 (3)
 M-4...........  1 and 2  LIBOR + 0.450% (1)    LIBOR + 0.675% (1)                 (2)              Actual/360 (3)
 M-5...........  1 and 2  LIBOR + 0.500% (1)    LIBOR + 0.750% (1)                 (2)              Actual/360 (3)
 M-6...........  1 and 2  LIBOR + 0.550% (1)    LIBOR + 0.825% (1)                 (2)              Actual/360 (3)
 M-7...........  1 and 2  LIBOR + 1.000% (1)    LIBOR + 1.500% (1)                 (2)              Actual/360 (3)
 M-8...........  1 and 2  LIBOR + 1.350% (1)    LIBOR + 2.025% (1)                 (2)              Actual/360 (3)
 B.............  1 and 2  LIBOR + 2.250% (1)    LIBOR + 3.375% (1)                 (2)              Actual/360 (3)
 A-R...........  1 and 2           (4)                   (4)                       N/A                   N/A
 NON-OFFERED
 CERTIFICATES
 P.............  1 and 2           N/A                   N/A                       N/A                   N/A
 C.............  1 and 2           N/A                   N/A                       N/A                   N/A

--------------

(1)  The pass-through rate for this class of certificates may adjust monthly, will be subject to increase after the optional termination date as shown in this table and will be subject to an interest rate cap, in each case as described in this free writing prospectus under "Description of the
     Certificates -- Distributions -- Distributions of Interest." LIBOR refers to One-Month LIBOR for the related accrual period calculated as described in this free writing prospectus under "Description of the Certificates --
     Calculation of One-Month LIBOR."

(2)  The accrual period for any distribution date will be the one-month period from and including the preceding distribution date (or from and including the closing date, in the case of the first distribution date) to and including the day prior to the current distribution date. These certificates will settle without accrued interest.

(3)  Interest accrues at the rate specified in this table based on a 360-day year and the actual number of days elapsed during the related accrual period.

(4)  The Class A-R Certificates will not accrue any interest.

DESIGNATIONS

   DESIGNATION             CLASS OF CERTIFICATES
   -----------             ---------------------

Class A            Class 1-A and Class 2-A Certificates.
  Certificates:

Class 2-A          Class 2-A-1, Class 2-A-2 and Class
  Certificates:    2-A-3 Certificates.

Senior             Class A and Class A-R Certificates.
  Certificates:

Class M            Class M-1, Class M-2, Class M-3,
  Certificates:    Class M-4, Class M-5, Class M-6,
                   Class M-7 and Class M-8 Certificates.

Subordinate        Class M and Class B Certificates.
  Certificates:

Adjustable Rate    Class A Certificates and Subordinate
  Certificates     Certificates.
  or Swap
  Certificates:

Offered            Class 1-A, Class 2-A-1, Class 2-A-2,
  Certificates:    Class 2-A-3, Class M-1, Class M-2,
                   Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class
                   M-8, Class B and Class A-R Certificates.

RECORD DATE

Adjustable Rate Certificates:

The business day immediately preceding a distribution date, or if the adjustable rate certificates are no longer book-entry certificates, the last business day of the month preceding the month of a distribution date.

Class A-R Certificates:

The last business day of the month preceding the month of a distribution date.

DENOMINATIONS

$20,000 and multiples of $1 in excess thereof, except that the Class A-R
Certificates will be issued as two certificates in the denominations specified in the pooling and servicing agreement.

REGISTRATION OF CERTIFICATES

Adjustable Rate Certificates:

Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) will hold their beneficial interests through The Depository Trust Company, in the United States, or
Clearstream, Luxembourg or the Euroclear System, in Europe.

Class A-R Certificates:

Fully registered certificated form. The Class A-R Certificates will be subject to certain restrictions on transfer described in this free writing prospectus and as more fully provided for in the pooling and servicing agreement.

DISTRIBUTION DATES

Beginning on July 25, 2006, and thereafter on the 25th day of each calendar month, or if the 25th is not a business day, the next business day.

INTEREST PAYMENTS

On each distribution date, holders of each class of interest-bearing certificates will be entitled to receive:

o    the interest that has accrued during the related accrual period at the related pass-through rate on the certificate principal balance immediately prior to the applicable distribution date, and

o    any interest due on a prior distribution date that was not paid.

The accrual period, interest calculation convention and pass-through rate for each class of interest-bearing certificates is shown in the table on page S-5.

For each class of subordinate certificates, any interest carry forward amount
(which is interest due on a prior distribution date that was not paid on a prior distribution date) will be payable from excess cashflow and from amounts in the swap trust, in each case as and to the extent described in this free writing prospectus.

There are certain circumstances that could reduce the amount of interest paid to you.

PRINCIPAL PAYMENTS

On each distribution date, certificateholders will receive a distribution of principal on their certificates only if there is cash available on that date for the payment of principal. The priority of payments will differ, as described in this free writing prospectus, depending upon whether a distribution date occurs before the stepdown date, or on or after that date, and will depend on the loss and delinquency performance of the mortgage loans.

AMOUNTS AVAILABLE FOR DISTRIBUTIONS ON THE CERTIFICATES

Amounts Available with respect to Interest Distributions

The amount available for interest distributions on the certificates on any distribution date will be calculated on a loan group by loan group basis and will generally consist of the following amounts (after the fees and expenses as described below are subtracted) with respect to the mortgage loans in a loan group:

o    scheduled payments of interest on the mortgage loans collected during the applicable period;

o    interest on prepayments to the extent not allocable to the master servicer as additional servicing compensation;

o    interest amounts advanced by the master servicer and any required compensating interest paid by the master servicer related to certain prepayments on certain mortgage loans;

o    liquidation proceeds on the mortgage loans during the applicable period (to the extent allocable to interest); and

o    the amount, if any, of the seller interest shortfall payment paid by
     Countrywide Home Loans, Inc. on any distribution date on or prior to the
     September 2006 distribution date.

Amounts Available with respect to Principal Distributions

The amount available for principal distributions on the certificates on any distribution date will be calculated on a loan group by loan group basis and will generally consist of the following amounts (after fees and expenses as described below are subtracted) with respect to the mortgage loans in a loan group:

o    scheduled payments of principal of the mortgage loans collected during the applicable period or advanced by the master servicer;

o    prepayments collected in the applicable period;

o    the stated principal balance of any mortgage loans repurchased by a seller or purchased by the master servicer;

o    the difference, if any, between the stated principal balance of a substitute mortgage loan and the related deleted mortgage loan;

o    liquidation proceeds on the mortgage loans during the applicable period (to the extent allocable to principal);

o    excess interest (to the extent available) to maintain the targeted overcollateralization level; and

o    the amount, if any, allocated to that loan group and remaining on deposit in the pre-funding account on the distribution date following the end of the funding period.

Fees and Expenses

The amounts available for distributions on the certificates on any distribution date generally will not include the following amounts calculated on a loan group by loan group basis:

o    the master servicing fee and additional servicing compensation due to the master servicer;

o    the pro rata portion of the trustee fee due to the trustee;

o    amounts reimbursed to the master servicer and the trustee in respect of advances previously made by them and other amounts for which the master servicer and servicer are entitled to be reimbursed;

o    all prepayment charges (which are distributable only to the Class P
     Certificates);

o    all other amounts for which the depositor, a seller, the master servicer or any NIM Insurer is entitled to be reimbursed; and

o    any net swap payments or any termination payment payable to the swap counterparty (other than a swap termination payment resulting from a swap counterparty trigger event).

Any amounts netted from the amount available for distribution to the certificateholders will reduce the amount distributed to the certificateholders.

FINAL MATURITY RESERVE FUND

On each distribution date beginning on the distribution date in July 2016 and ending on the final maturity reserve funding date, if the aggregate stated
principal balance of the mortgage loans having an original term to maturity of
40 years is greater than the required deposit trigger amount for such distribution date, an amount equal to the lesser of (a) the product of (i)
0.80%, (ii) the aggregate stated principal balance of the mortgage loans with original terms to maturity of 40 years and (iii) 15.893%, and (b) the excess of
(i) the final maturity funding cap for such distribution date over (ii) the amount on deposit in the final maturity reserve fund immediately prior to such distribution date (the "Final Maturity Required Deposit") will be deposited in the final maturity reserve fund until the amount on deposit in the final maturity reserve fund is equal to the final maturity funding cap. On the distribution date in December 2036, any amounts on deposit in the final maturity reserve fund will be distributed to the certificates as described in this free writing prospectus. Upon termination of the issuing entity, any amounts remaining in the final maturity reserve fund will be distributed to the holders of the Class C Certificates.

SERVICING COMPENSATION

Master Servicing Fee:

The master servicer will be paid a monthly fee (referred to as the master servicing fee) with respect to each mortgage loan equal to one-twelfth of the stated principal balance of that mortgage loan multiplied by 0.50% per annum
(referred to as the servicing fee rate).

Additional Servicing Compensation:

The master servicer is also entitled to receive additional servicing compensation from amounts in respect of interest paid on certain principal prepayments, late payment fees, assumption fees and other similar charges
(excluding prepayment charges) and investment income earned on amounts on deposit in certain of the issuing entity's accounts.

Source and Priority of Payments:

These amounts will be paid to the master servicer from collections on the mortgage loans prior to any distributions on the certificates.

PRIORITY OF PAYMENTS; DISTRIBUTIONS OF INTEREST

In general, on any distribution date, the loan group 1 and loan group 2 interest funds will be distributed in the following order:

o    from the interest funds from loan group 1 and loan group 2, pro rata based on the interest funds for each loan group, to the final maturity reserve fund, the required final maturity deposit,

o    from the interest funds from loan group 1 and loan group 2, pro rata based on the interest funds for each loan group, to the swap account, the amount of any net swap payment and any swap termination payment (other than a swap termination payment due to a swap counterparty trigger event) payable to the swap counterparty;

o    from loan group 1 interest funds, to the Class 1-A Certificates, current interest and interest carry forward amount;

o    from loan group 2 interest funds, concurrently, to each class of Class 2-A
     Certificates, current interest and interest carry forward amount, pro rata based on their respective entitlements;

o    from remaining loan group 1 and loan group 2 interest funds, to each class of Class A Certificates, any remaining unpaid current interest and any interest carry forward amount, allocated pro rata based on the certificate principal balance of each class of Class A Certificates, with any remaining amounts allocated based on any remaining unpaid current interest and interest carry forward amount for each class of Class A Certificates;

o    from any remaining loan group 1 and loan group 2 interest funds, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5,
     Class M-6, Class M-7, Class M-8 and Class B Certificates, in that order, current interest for each class; and

o    from any remaining loan group 1 and loan group 2 interest funds, as part of the excess cashflow.

PRIORITY OF PAYMENTS; DISTRIBUTIONS OF PRINCIPAL

General

The manner of distributing principal among the classes of certificates will differ, as described in this free writing prospectus, depending upon whether a distribution date occurs before the stepdown date, or

on or after that date, and depending on whether a trigger event is in effect.

Effect of the Stepdown Date if a Trigger Event is not in Effect

On any distribution date on or after the stepdown date (and so long as no trigger event is in effect), instead of allocating all amounts distributable as principal on the certificates to the senior classes of certificates until those senior classes are paid in full, a portion of those amounts distributable as principal will be allocated to the subordinate certificates.

The amount allocated to each class of certificates on or after the stepdown date and so long as no trigger event is in effect will be based on the targeted level of overcollateralization and subordination for each class of certificates.

Trigger Events:

A "trigger event" refers to certain specified levels of losses and/or delinquencies on the mortgage loans. Prior to the stepdown date or if a trigger event is in effect on or after the stepdown date, all amounts distributable as principal on a distribution date will be allocated first to the senior certificates, until the senior certificates are paid in full, before any distributions of principal are made on the subordinate certificates.

The Stepdown Date:

The stepdown date will be the earlier of:

o    the date on which the aggregate certificate principal balance of the Class
     A Certificates is reduced to zero; and

o    the later of:

     o    the July 2009 distribution date; and

     o    the date on which the level of subordination for the Class A
          Certificates is 43.80% of the aggregate stated principal balance of the mortgage loans.

On any distribution date prior to the stepdown date or on which a trigger event is in effect, the principal distribution amount from both loan groups will be distributed in the following order:

o    concurrently,

     (1)  from the loan group 1 principal distribution amount, in the following order of priority:

          (i)  to the Class 1-A Certificates, until the certificate principal balance thereof is reduced to zero; and

          (ii) to the classes of Class 2-A Certificates (after the distribution of the principal distribution amount from loan group 2 as
               described in clause (2)(i) of this bullet point), to be allocated among such classes of certificates in the amounts and order of priority described below, until the certificate principal
               balances thereof are reduced to zero; and

     (2)  from the loan group 2 principal distribution amount, in the following order of priority:

          (i)  to the classes of Class 2-A Certificates in the amounts and order of priority described below, until the certificate principal balances thereof are reduced to zero; and

          (ii) to the Class 1-A Certificates (after the distribution of the principal distribution amount from loan group 1 as described in clause (1)(i) of this bullet point), until the certificate principal balance thereof is reduced to zero; and

o    from the remaining principal distribution amount from both loan groups, sequentially,

     (1)  sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class
          M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero; and

     (2)  as part of the excess cashflow.

On any distribution date on or after the stepdown date and so long as no trigger event is in effect, the principal distribution amount for both loan groups will be distributed in the following order:

o    in an amount up to the Class A principal distribution target amount, pro rata based on the related Class A principal distribution allocation amount for the Class 1-A and Class 2-A Certificates, concurrently:

     (1)  to the Class 1-A Certificates, up to the Class 1-A principal distribution amount, until the

          certificate principal balance thereof is reduced to zero; and

     (2)  to the classes of Class 2-A Certificates, up to the Class 2-A principal distribution amount, to be allocated among the classes of certificates in the amounts and order of priority described below, until the certificate principal balances thereof are reduced to zero;

     provided, however, that if (a) the certificate principal balance of the
     Class 1-A Certificates and/or (b) the aggregate certificate principal balance of the Class 2-A Certificates is reduced to zero, then any remaining unpaid Class A principal distribution target amount will be distributed to the remaining classes of senior certificates after distributions from clauses (1) and (2) above (and, in the case of the Class
     2-A Certificates, in the amounts and order of priority described below), until the certificate principal balance(s) thereof is/are reduced to zero;

o    sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5,
     Class M-6, Class M-7, Class M-8 and Class B Certificates, in that order, the subordinate class principal distribution amount for that class, in each case until the certificate principal balance thereof is reduced to zero;
     and

o    as part of the excess cashflow.

Class 2-A Certificates:

For each distribution date, amounts to be distributed to the Class 2-A
Certificates in respect of principal will be distributed, sequentially, to the
Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, until the certificate principal balances thereof are reduced to zero.

EXCESS CASHFLOW

Excess cashflow generally refers to the remaining amounts (if any) available for distribution to the certificates after interest and principal distributions have been made.

Except for the distribution dates described in the following paragraph, on each distribution date, the excess cashflow (if any) will be distributed in the following order, to the extent of the remaining excess cashflow:

o    to each class of Class A and subordinate certificates, in the same priority as described above with respect to payments of principal, the amounts necessary to maintain or restore overcollateralization to the target overcollateralization level;

o    concurrently, to each class of Class A Certificates, any unpaid realized loss amount for each such class, pro rata based on their respective entitlements;

o    sequentially, to the classes of subordinate certificates, in order of their distribution priorities, and for each class, first, to pay any interest carry forward amount for that class and second, to pay any unpaid realized loss amount for that class;

o    to each class of Class A and subordinate certificates, pro rata, to the extent needed to pay any unpaid net rate carryover for the Class A
     Certificates and subordinate certificates;

o    to the carryover reserve fund, the required carryover reserve fund deposit;

o    to the swap account, the amount of any swap termination payment payable to the swap counterparty as a result of a swap counterparty trigger event; and

o    to the Class C and Class A-R Certificates, as specified in the pooling and servicing agreement.

On each distribution date starting with the distribution date in July 2026, if the final maturity oc trigger is not satisfied, instead of the distribution priorities set forth in the preceding paragraph, the excess cashflow (if any)
will be distributed in the following order, to the extent of the remaining excess cashflow:

                                       10

o    concurrently, to each class of Class A Certificates, pro rata, in reduction of their certificate principal balances, until their certificate principal balances are reduced to zero;

o    sequentially to the subordinate certificates, in order of their distribution priorities, in reduction of their certificate principal balances, until their certificate principal balances are reduced to zero;

o    to the swap account, the amount of any swap termination payment payable to the swap counterparty as a result of a swap counterparty trigger event; and

o    to the Class C and Class A-R Certificates, as specified in the pooling and servicing agreement.

CREDIT ENHANCEMENT

Credit enhancement provides limited protection to holders of certain certificates against shortfalls in payments received on the mortgage loans. This transaction employs the following forms of credit enhancement:

Overcollateralization

"Overcollateralization" refers to the amount by which the aggregate stated
principal balance of the mortgage loans and any remaining related pre-funded amount, exceeds the aggregate certificate principal balance of the certificates.

On the closing date, it is expected that the sum of the aggregate stated
principal balance of the mortgage loans and any amounts on deposit in the pre-funding account will exceed the initial aggregate certificate principal balance of the interest-bearing certificates by approximately $27,300,000.

The amount of overcollateralization is equal to the initial level of overcollateralization required by the pooling and servicing agreement. If the amount of overcollateralization is reduced, excess interest on the mortgage loans will be used to reduce the total certificate principal balance of the certificates, until the required level of overcollateralization has been restored.

On any distribution date, the amount of overcollateralization (if any) will be available to absorb the losses from liquidated mortgage loans, if those losses are not otherwise covered by excess cashflow (if any) from the mortgage loans.
The required level of overcollateralization may change over time.

Excess Interest

The mortgage loans are expected to generate more interest than is needed to pay interest on the certificates because the weighted average interest rate of the mortgage loans is expected to be higher than the weighted average pass-through rate on the certificates, plus the weighted average expense fee rate and the effective rate at which any net swap payments may be payable to the swap counterparty. The "expense fee rate" is the sum of the servicing fee rate, the trustee fee rate and, with respect to any mortgage loan covered by a lender paid mortgage insurance policy, the related mortgage insurance premium rate. Any such interest is referred to as "excess interest" and will be distributed as part of the excess cashflow as described under "--Excess Cashflow" above.

Subordination

The issuance of senior certificates and subordinate certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular payments of interest and principal.

The senior certificates will have a distribution priority over the subordinate certificates. With respect to the subordinate certificates, the Class M
Certificates with a lower numerical designation will have a distribution priority over the Class M Certificates with a higher numerical designation, and all the Class M Certificates will have a distribution priority over the Class B
Certificates.

Subordination is designed to provide the holders of certificates having a higher distribution priority with protection against losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating realized losses among the subordinate certificates, beginning with the subordinate certificates with the lowest distribution priority, before realized losses on the mortgage loans in a loan group are allocated to the classes of certificates related to that loan group with higher priorities of distribution.

ALLOCATION OF LOSSES

After the credit enhancement provided by excess cashflow and overcollateralization (if any) has been exhausted, collections otherwise payable to the related subordinate classes will comprise the sole source of funds from which credit enhancement is

                                       11

provided to the senior certificates. Realized losses are allocated to the subordinate certificates, beginning with the class of subordinate certificates with the lowest distribution priority, until the certificate principal balance of that subordinate class has been reduced to zero. If the aggregate certificate principal balance of the subordinate certificates were to be reduced to zero, additional realized losses of a particular loan group will be allocated to the related senior certificates as described in this free writing prospectus under
"Description of the Certificates--Applied Realized Loss Amounts."

THE SWAP CONTRACT

Countrywide Home Loans, Inc. has entered into an interest rate swap contract, which will be assigned to The Bank of New York, in its capacity as swap contract administrator, on the closing date. On each distribution date prior to the swap contract termination date, the swap contract administrator will be obligated to pay to the swap counterparty an amount equal to the product of (i) 5.600% per annum, (ii) the lesser of (a) the swap contract notional balance for that distribution date and (b) the aggregate certificate principal balance of the swap certificates immediately prior to that distribution date, and (iii) the number of days in the related calculation period (calculated on the basis of a
360-day year of twelve 30-day months), divided by 360. In addition, on the business day preceding each distribution date prior to the swap contract termination date, the swap counterparty will be obligated to pay to the swap contract administrator an amount equal to the product of (i) one-month LIBOR (as determined by the swap counterparty), (ii) the lesser of (a) the swap contract notional balance for that distribution date and (b) the aggregate certificate principal balance of the swap certificates immediately prior to that distribution date, and (iii) the actual number of days in the related calculation period, divided by 360.

To the extent that the payment payable by the swap contract administrator exceeds the payment payable by the swap counterparty, the trustee will be required to deduct from the available funds for loan group 1 and loan group 2 the amount of that excess and, in its capacity as trustee of the swap trust, to remit the amount of that excess to the swap contract administrator for payment to the swap counterparty. To the extent that the payment payable by the swap counterparty exceeds the payment payable by the swap contract administrator, the swap counterparty will be required to pay to the swap contract administrator the amount of that excess. Any net payment received by the swap contract administrator from the swap counterparty will be remitted to the swap trust only to the extent necessary to cover unpaid current interest, net rate carryover and unpaid realized loss amounts on the swap certificates and to maintain or restore overcollateralization for those certificates. The remaining portion of any net payment received by the swap contract administrator from the swap counterparty will be paid to Countrywide Home Loans, Inc. and will not be available to cover any amounts on any class of certificates.

ADVANCES

The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the master servicer reasonably believes that the cash advances can be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

REPURCHASE, SUBSTITUTION AND PURCHASE OF MORTGAGE LOANS

The sellers may be required to repurchase, or substitute a replacement mortgage loan for, any mortgage loan as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the mortgage loans that materially and adversely affects the interests of the certificateholders in that mortgage loan.

Additionally, the master servicer may purchase from the issuing entity any mortgage loan that is delinquent in payment by 150 days or more.

Countrywide Home Loans, Inc. also will be obligated to purchase any mortgage loan with respect to which it has modified the mortgage rate at the request of the borrower.

The purchase price for any mortgage loans repurchased or purchased by a seller or the master servicer will be generally equal to the stated principal balance of the mortgage loan plus interest accrued at the applicable mortgage rate (and in the case of purchases by the master servicer, less the servicing fee rate).

OPTIONAL TERMINATION

The master servicer may purchase all of the remaining assets of the issuing entity on any distribution date on or after the first distribution date on which the aggregate stated principal balance of the

                                       12

mortgage loans and any foreclosed real estate owned by the issuing entity declines to or below 10% of the sum of the aggregate stated principal balance of the initial mortgage loans as of the initial cut-off date and the amount, if any, deposited into the pre-funding account on the closing date. If the master servicer exercises the optional termination right it will result in the early retirement of the certificates. The NIM Insurer may also have the right to purchase all of the remaining assets in the issuing entity.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

For federal income tax purposes, the issuing entity (exclusive of the assets held in the carryover reserve fund and the pre-funding account) will consist of two or more REMICs: one or more underlying REMICs and the master REMIC. The assets of the lowest underlying REMIC in this tiered structure will consist of the mortgage loans and any other assets designated in the pooling and servicing agreement. The offered certificates (other than the Class A-R Certificates) will represent beneficial ownership of "regular interests" in the master REMIC identified in the pooling and servicing agreement, a beneficial interest in the right to receive payments of net rate carryover pursuant to the pooling and servicing agreement and the deemed obligation to make termination payments on the swap contract.

The Class A-R Certificates will represent ownership of both the residual interest in the master REMIC and the residual interest in each underlying REMIC.

The swap trust (which includes the final maturity reserve fund), the swap contract and the swap account will not constitute any part of any REMIC created under the pooling and servicing agreement.

LEGAL INVESTMENT CONSIDERATIONS

The Class A, Class M-1, Class M-2 and Class M-3 Certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement
Act of 1984. None of the other classes of offered certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement
Act of 1984.

ERISA CONSIDERATIONS

The offered certificates (other than the Class A-R Certificates) may be purchased by a pension or other benefit plan subject to the Employee Retirement
Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue
Code of 1986, as amended, or by an entity investing the assets of a benefit plan, so long as certain conditions are met. Investors acquiring swap certificates with assets of such a plan while the swap trust is still in existence also will be required to satisfy the requirements of an investor-based class exemption.

                                       13

                         SERVICING OF THE MORTGAGE LOANS

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The Master Servicer will be paid a monthly fee (the "MASTER SERVICING FEE")
from collections with respect to each Mortgage Loan (as well as from any liquidation proceeds or Subsequent Recoveries) equal to one-twelfth of the
Stated Principal Balance thereof multiplied by the Servicing Fee Rate. The
"SERVICING FEE RATE" for each Mortgage Loan will equal 0.50% per annum. The amount of the monthly Master Servicing Fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full, as described in this free writing prospectus under "-- Adjustment to Master Servicing Fee in Connection With
Certain Prepaid Mortgage Loans."

     The Master Servicer is also entitled to receive, as additional servicing compensation, amounts in respect of interest paid on Principal Prepayments received during that portion of a Prepayment Period from the related Due Date to the end of the Prepayment Period ("PREPAYMENT INTEREST EXCESS"), all late payment fees, assumption fees and other similar charges (excluding prepayment charges), with respect to the Mortgage Loans, and all investment income earned on amounts on deposit in the Certificate Account and Distribution Account. The
Master Servicer is obligated to pay certain ongoing expenses associated with the
Mortgage Loans and incurred by the Trustee in connection with its responsibilities under the Pooling and Servicing Agreement.

ADJUSTMENT TO MASTER SERVICING FEE IN CONNECTION WITH CERTAIN PREPAID MORTGAGE
LOANS

     When a borrower prepays all or a portion of a Mortgage Loan between scheduled monthly payment dates ("DUE DATES"), the borrower pays interest on the amount prepaid only to the date of prepayment. Principal Prepayments which are received during that portion of the Prepayment Period from the related Due Date in the Prepayment Period to the end of the Prepayment Period reduce the
Scheduled Payment of interest for the following Due Date but are included in a distribution that occurs on or prior to the distribution of the Scheduled
Payment, and accordingly no shortfall in interest otherwise distributable to holders of the Certificates results. Conversely, Principal Prepayments received from that portion of the Prepayment Period from the beginning of the Prepayment
Period to related Due Date in that Prepayment Period reduce the Scheduled
Payment of interest for that Due Date and are included in a distribution that occurs on or after the distribution of the Scheduled Payment, and accordingly an interest shortfall (a "PREPAYMENT INTEREST SHORTFALL") could result. In order to mitigate the effect of any Prepayment Interest Shortfall on interest distributions to holders of the Certificates on any Distribution Date, one-half of the amount of the Master Servicing Fee otherwise payable to the Master
Servicer for the month will, to the extent of the Prepayment Interest Shortfall, be deposited by the Master Servicer in the Certificate Account for distribution to holders of the Certificates entitled thereto on the Distribution Date. The amount of this deposit by the Master Servicer is referred to as "COMPENSATING
INTEREST" and will be reflected in the distributions to holders of the
Certificates entitled thereto made on the Distribution Date on which the
Principal Prepayments received would be distributed.

CERTAIN MODIFICATIONS AND REFINANCINGS

     Countrywide Home Loans will be permitted under the Pooling and Servicing
Agreement to solicit borrowers for reductions to the Mortgage Rates of their respective Mortgage Loans. If a borrower requests such a reduction, the Master
Servicer will be permitted to agree to the rate reduction provided that (i)
Countrywide Home Loans purchases the Mortgage Loan from the Trust Fund immediately following the modification and (ii) the Stated Principal Balance of such Mortgage Loan, when taken together with the aggregate of the Stated
Principal Balances of all other Mortgage Loans in the same Loan Group that have been so modified since the Closing Date at the time of those modifications, does not exceed an amount equal to 5% of the aggregate Certificate Principal Balance of the related Certificates. Any purchase of a Mortgage Loan subject to a modification will be for a price equal to 100% of the Stated Principal Balance of that Mortgage Loan, plus accrued and unpaid interest on the Mortgage Loan up to the next Due Date at the applicable Net Mortgage Rate, net of any unreimbursed Advances of principal and interest on the Mortgage Loan made by the
Master Servicer. Countrywide Home Loans will remit the purchase price to the
Master Servicer for deposit into the Certificate Account within one Business Day of the purchase of that Mortgage Loan. Purchases of Mortgage Loans may occur when prevailing interest rates are below the Mortgage Rates on the Mortgage
Loans and borrowers request modifications as an alternative to refinancings.
Countrywide Home Loans

                                       14

will indemnify the Trust Fund against liability for any prohibited transactions taxes and related interest, additions or penalties incurred by any REMIC as a result of any modification or purchase.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

     The Certificates will be issued pursuant to the Pooling and Servicing
Agreement. We summarize below the material terms and provisions pursuant to which the Certificates will be issued. The summaries are subject to, and are qualified in their entirety by reference to, the provisions of the Pooling and
Servicing Agreement. When particular provisions or terms used in the Pooling and
Servicing Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the Pooling and Servicing Agreement after the issuing entity issues the
Certificates.

         The CWABS, Inc., Asset-Backed Certificates, Series 2006-12 (the
"CERTIFICATES") will consist of: Class 1-A, Class 2-A-1, Class 2-A-2, Class
2-A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class
M-7, Class M-8, Class B, Class A-R, Class P and Class C Certificates.

         When describing the Certificates in this free writing prospectus we use the following terms:

           DESIGNATION                           CLASS OF CERTIFICATES
           -----------                           ---------------------
CLASS A CERTIFICATES:               Class 1-A and Class 2-A Certificates

CLASS 2-A CERTIFICATES:             Class 2-A-1, Class 2-A-2 and Class 2-A-3
                                    Certificates

SENIOR CERTIFICATES:                Class A and Class A-R Certificates

CLASS M CERTIFICATES:               Class M-1, Class M-2, Class M-3, Class M-4,
                                    Class M-5, Class M-6, Class M-7 and
                                    Class M-8 Certificates

SUBORDINATE CERTIFICATES:           Class M and Class B Certificates

ADJUSTABLE RATE CERTIFICATES
   OR SWAP CERTIFICATES:            Class A and Subordinate Certificates

OFFERED CERTIFICATES:               Class 1-A, Class 2-A-1, Class 2-A-2,
                                    Class 2-A-3, Class M-1, Class M-2,
                                    Class M-3, Class M-4, Class M-5, Class M-6,
                                    Class M-7, Class M-8, Class B and Class A-R
                                    Certificates

The Certificates are generally referred to as the following types:

         CLASS                                           TYPE
         -----                                           ----
Class A Certificates:                               Senior/Adjustable Rate
Subordinate Certificates:                           Subordinate/Adjustable Rate
Class A-R Certificates:                             Senior/REMIC Residual
Class P Certificates:                               Prepayment Charges
Class C Certificates:                               Residual

         Generally:

          o    distributions of principal and interest on the Class 1-A
               Certificates will be based on amounts available for distribution in respect of the Mortgage Loans in Loan Group 1;

          o    distributions of principal and interest on the Class 2-A
               Certificates will be based on amounts available for distribution in respect of the Mortgage Loans in Loan Group 2;

                                       15

          o    distributions of principal and interest on the Subordinate
               Certificates will be based on amounts available for distribution in respect of the Mortgage Loans in Loan Group 1 and Loan Group
               2;

          o    distributions on the Class P and Class C Certificates, to the
               extent provided in the Pooling and Servicing Agreement, will be based on amounts available for distribution in respect of the
               Mortgage Loans in Loan Group 1 and Loan Group 2; and

          o    distributions on the Class A-R Certificates, to the extent provided in the Pooling and Servicing Agreement, will be based on amounts available for distribution in respect of the Mortgage
               Loans in Loan Group 1 and Loan Group 2.

BOOK-ENTRY CERTIFICATES; DENOMINATIONS

     The Offered Certificates (other than the Class A-R Certificates) will be book-entry certificates (the "BOOK-ENTRY CERTIFICATES"). The Class A-R
Certificates will be issued as two certificates in fully registered certificated form. Persons acquiring beneficial ownership interests in the Book-Entry
Certificates ("CERTIFICATE OWNERS") may elect to hold their Book-Entry
Certificates through the Depository Trust Company ("DTC") in the United States,
or Clearstream, Luxembourg or the Euroclear System ("EUROCLEAR"), in Europe, if
they are participants of these systems, or indirectly through organizations which are participants in these systems. Each class of Book-Entry Certificates will be issued in one or more certificates which equal the aggregate Certificate
Principal Balance of the applicable class of the Book-Entry Certificates and will initially be registered in the name of Cede & Co., the nominee of DTC.
Beneficial interests in the Book-Entry Certificates may be held in minimum denominations representing Certificate Principal Balances of $20,000 and integral multiples of $1 in excess thereof. Except as set forth under
"Description of the Securities--Book-Entry Registration of the Securities" in
the prospectus, no person acquiring a beneficial ownership interest in a
Book-Entry Certificate (each, a "BENEFICIAL OWNER") will be entitled to receive a physical certificate representing the person's beneficial ownership interest in the Book-Entry Certificate (a "DEFINITIVE CERTIFICATE"). Unless and until
Definitive Certificates are issued, it is anticipated that the only certificateholder of the Book-Entry Certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be certificateholders as that term is used in the Pooling and Servicing Agreement. Certificate Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations
("PARTICIPANTS") and DTC. See "Description of the Securities--Book-Entry
Registration of the Securities" in the prospectus.

GLOSSARY OF TERMS

     The following terms have the meanings shown below to help describe the cash flow on the Certificates. The definitions are organized based on the context in which they are most frequently used. However, certain definitions may be used in multiple contexts.

         General Definitions.

         "ADJUSTED NET MORTGAGE RATE" with respect to each Mortgage Loan means the Mortgage Rate less the related Expense Fee Rate.

         "BUSINESS DAY" is any day other than:

                  (1) a Saturday or Sunday or

                  (2) a day on which banking institutions in the state of New
         York or California are required or authorized by law to be closed.

         "CERTIFICATE PRINCIPAL BALANCE" means for any class of Certificates
(other than the Class C Certificates), the aggregate outstanding principal balance of all Certificates of the class, less:

                                       16

                  (1) all amounts previously distributed to holders of
         Certificates of that class as scheduled and unscheduled payments of principal; and

                  (2) the Applied Realized Loss Amounts allocated to the class;

provided, however, that if Applied Realized Loss Amounts have been allocated to the Certificate Principal Balance of any class of Certificates, the Certificate
Principal Balance thereof will be increased on each Distribution Date after the allocation of Applied Realized Loss Amounts, sequentially by class in the order of distribution priority, by the amount of Subsequent Recoveries for the related
Loan Group or Loan Groups, collected during the related Due Period (if any) (but not by more than the amount of the Unpaid Realized Loss Amount for the class);
and provided further, however, that any amounts distributed to one or more classes of Senior Certificates related to a Loan Group in respect of Applied
Realized Loss Amounts will be distributed to those classes on a pro rata basis according to the respective Unpaid Realized Loss Amounts for those classes.

          After any allocation of amounts in respect of Subsequent Recoveries to the Certificate Principal Balance of a class of Certificates, a corresponding decrease will be made on the Distribution Date to the Unpaid Realized Loss
Amount for that class or classes. Although Subsequent Recoveries, if any, will be allocated to increase the Certificate Principal Balance of a class of
Certificates, the Subsequent Recoveries will be included in the applicable
Principal Remittance Amount and distributed in the priority set forth below under "--Distributions--Distributions of Principal." Therefore these Subsequent
Recoveries may not be used to make any principal payments on the class or classes of Certificates for which the Certificate Principal Balances have been increased by allocation of Subsequent Recoveries. Additionally, holders of these
Certificates will not be entitled to any payment in respect of interest that would have accrued on the amount of the increase in Certificate Principal
Balance for any Accrual Period preceding the Distribution Date on which the increase occurs.

         "DISTRIBUTION DATE" means the 25th day of each month, or if the 25th day is not a Business Day, on the first Business Day thereafter, commencing in
July 2006.

         "DUE PERIOD" means with respect to any Distribution Date, the period beginning on the second day of the calendar month preceding the calendar month in which the Distribution Date occurs and ending on the first day of the month in which the Distribution Date occurs.

         "EXCESS PROCEEDS" with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any Liquidation Proceeds and Subsequent
Recoveries exceed the sum of (i) the unpaid principal balance of the Mortgage
Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each Due Period as to which interest was not paid or advanced on the Mortgage
Loan.

         "FINAL RECOVERY DETERMINATION" means a determination by the Master
Servicer that it has received all proceeds it expects to receive with respect to the liquidation of a Mortgage Loan.

         "INSURANCE PROCEEDS" means all proceeds of any insurance policy received prior to or in connection with a Final Recovery Determination (to the extent that the proceeds are not applied to the restoration of the property or released to the borrower in accordance with the Master Servicer's normal servicing procedures), other than proceeds that represent reimbursement of the
Master Servicer's costs and expenses incurred in connection with presenting claims under the related insurance policy.

         "LIQUIDATION PROCEEDS" means any Insurance Proceeds and all other net proceeds received prior to or in connection with a Final Recovery Determination in connection with the partial or complete liquidation of a Mortgage Loan
(whether through trustee's sale, foreclosure sale or otherwise) or in connection with any condemnation or partial release of the related Mortgaged Property, together with the net proceeds received prior to or in connection with a Final
Recovery Determination with respect to any Mortgaged Property acquired by the
Master Servicer by foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan (other than the amount of the net proceeds representing Excess Proceeds and net of reimbursable expenses).

                                       17

         "PERCENTAGE INTEREST" with respect to any Certificate, means the percentage derived by dividing the denomination of the Certificate by the aggregate denominations of all Certificates of the applicable class.

         "RECORD DATE" means:

                  (1) in the case of the Adjustable Rate Certificates, the
         Business Day immediately preceding the Distribution Date, unless the
         Adjustable Rate Certificates are no longer book-entry certificates, in which case the Record Date will be the last Business Day of the month preceding the month of the Distribution Date, and

                  (2) in the case of the Class A-R Certificates, the last
         Business Day of the month preceding the month of the Distribution Date.

         "SUBSEQUENT RECOVERIES" means, with respect to any Mortgage Loan in respect of which a Realized Loss was incurred, any proceeds of the type described in the definitions of "Insurance Proceeds" and "Liquidation Proceeds"
received in respect of the Mortgage Loan after a Final Recovery Determination
(other than the amount of the net proceeds representing Excess Proceeds and net of reimbursable expenses).

         Definitions related to Interest Calculations and Distributions.

         "ACCRUAL PERIOD" for any Distribution Date and the Adjustable Rate
Certificates, means the period from and including the preceding Distribution
Date (or from and including the Closing Date in the case of the first
Distribution Date) to and including the day prior to the current Distribution
Date.

         "CURRENT INTEREST" with respect to each class of interest-bearing certificates and each Distribution Date means the interest accrued at the
Pass-Through Rate for the applicable Accrual Period on the Certificate Principal
Balance of the class immediately prior to the Distribution Date.

         "EXPENSE FEE RATE" with respect to each Mortgage Loan is equal to the sum of the Servicing Fee Rate and the Trustee Fee Rate and, with respect to any
Mortgage Loan covered by a lender paid mortgage insurance policy, the related mortgage insurance premium rate.

         "INTEREST CARRY FORWARD AMOUNT," with respect to each class of interest-bearing certificates and each Distribution Date, is the excess of:

                  (a) Current Interest for such class with respect to prior
Distribution Dates over

                  (b) the amount actually distributed to such class with respect to interest on prior Distribution Dates.

         "INTEREST DETERMINATION DATE" means for the Adjustable Rate
Certificates, the second LIBOR Business Day preceding the commencement of each
Accrual Period.

         "INTEREST FUNDS" means for any Loan Group and any Distribution Date,
(1) the Interest Remittance Amount for that Loan Group and the Distribution
Date, less (2) the portion of the Trustee Fee allocable to that Loan Group for the Distribution Date, plus (3) the Adjusted Replacement Upfront Amount, if any, allocable to that Loan Group.

         "INTEREST REMITTANCE AMOUNT" means with respect to each Loan Group and any Distribution Date:

               (a) the sum, without duplication, of:

                    (1) all scheduled interest collected during the related Due
               Period, less the related Master Servicing Fees,

                                       18

                    (2) all interest on prepayments, other than Prepayment
               Interest Excess,

                    (3) all Advances relating to interest,

                    (4) all Compensating Interest,

                    (5) all Liquidation Proceeds collected during the related
               Due Period (to the extent that the Liquidation Proceeds relate to interest), and

                    (6) the allocable portion of any Seller Shortfall Interest
               Requirement, less

             (b) all Advances relating to interest and certain expenses reimbursed during the related Due Period,

in each case with respect to the Mortgage Loans in the Loan Group.

         "NET RATE CAP" for each Distribution Date means:

         (i) with respect to the Class 1-A Certificates, the weighted average
Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group 1 as of the first day of the related Due Period (after giving effect to principal prepayments received during the Prepayment Period that ends during such Due Period), adjusted to an effective rate reflecting the calculation of interest on the basis of the actual number of days elapsed during the related Accrual Period and a 360-day year, minus a fraction, expressed as a percentage, the numerator of which is (a) the product of (x) the sum of (1) the Net Swap Payment payable to the Swap Counterparty and the Final Maturity Required Deposit with respect to such Distribution Date multiplied by a fraction, the numerator of which is equal to 360 and the denominator of which is equal to the actual number of days in the related Accrual Period and (2) any Swap Termination Payment payable to the Swap
Counterparty for such Distribution Date (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event) and (y) a fraction, the numerator of which is the Interest Funds for Loan Group 1 for such Distribution Date, and the denominator of which is the Interest Funds for Loan Group 1 and Loan Group 2 for
such Distribution Date, and the denominator of which is (b) the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 as of
the first day of the related Due Period (after giving effect to principal prepayments received during the Prepayment Period that ends during such Due
Period) plus any amounts on deposit in the Pre-Funding Account in respect of
Loan Group 1 as of the first day of that Due Period,

         (ii) with respect to each class of Class 2-A Certificates, the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group 2 as of
the first day of the related Due Period (after giving effect to principal prepayments received during the Prepayment Period that ends during such Due
Period), adjusted to an effective rate reflecting the calculation of interest on the basis of the actual number of days elapsed during the related Accrual Period and a 360-day year, minus a fraction, expressed as a percentage, the numerator of which is (a) the product of (x) the sum of (1) the Net Swap Payment payable to the Swap Counterparty and the Final Maturity Required Deposit with respect to such Distribution Date multiplied by a fraction, the numerator of which is equal to 360 and the denominator of which is equal to the actual number of days in the related Accrual Period and (2) any Swap Termination Payment payable to the Swap
Counterparty for such Distribution Date (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event) and (y) a fraction, the numerator of which is the Interest Funds for Loan Group 2 for such Distribution Date, and the denominator of which is the Interest Funds for Loan Group 1 and Loan Group 2 for
such Distribution Date, and the denominator of which is (b) the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 as of
the first day of the related Due Period (after giving effect to principal prepayments received during the Prepayment Period that ends during such Due
Period) plus any amounts on deposit in the Pre-Funding Account in respect of
Loan Group 2 as of the first day of that Due Period, and

         (iii) with respect to each class of Subordinate Certificates, the weighted average of the Net Rate Cap for the Class 1-A and Class 2-A
Certificates (weighted by an amount equal to the positive difference (if any) of the sum of the aggregate Stated Principal Balance of the Mortgage Loans in the
related Loan Group and the amount on

                                       19

deposit in the Pre-Funding Account in respect of that Loan Group over the outstanding aggregate Certificate Principal Balance of the Class 1-A and Class
2-A Certificates, respectively).

         "NET RATE CARRYOVER" for a class of interest-bearing certificates on any Distribution Date means the excess of:

                  (1) the amount of interest that the class would have accrued for the Distribution Date had the Pass-Through Rate for that class and the related Accrual Period not been calculated based on the applicable
         Net Rate Cap, over

                  (2) the amount of interest the class accrued on the
         Distribution Date based on the applicable Net Rate Cap,

         plus the unpaid portion of this excess from prior Distribution Dates
(and interest accrued thereon at the then applicable Pass-Through Rate, without giving effect to the applicable Net Rate Cap).

         "PASS-THROUGH MARGIN" for each class of Adjustable Rate Certificates means the following:

                                                            (1)            (2)
               Class 1-A............................       0.130%        0.260%
               Class 2-A-1..........................       0.070%        0.140%
               Class 2-A-2..........................       0.150%        0.300%
               Class 2-A-3..........................       0.260%        0.520%
               Class M-1............................       0.300%        0.450%
               Class M-2............................       0.340%        0.510%
               Class M-3............................       0.360%        0.540%
               Class M-4............................       0.450%        0.675%
               Class M-5............................       0.500%        0.750%
               Class M-6............................       0.550%        0.825%
               Class M-7............................       1.000%        1.500%
               Class M-8............................       1.350%        2.025%
               Class B..............................       2.250%        3.375%
----------

(1)  For each Accrual Period relating to any Distribution Date occurring on or prior to the Optional Termination Date.

(2)  For each Accrual Period relating to any Distribution Date occurring after the Optional Termination Date.

         "PASS-THROUGH RATE" with respect to each Accrual Period and each class of Adjustable Rate Certificates means a per annum rate equal to the lesser of:

                  (1) One-Month LIBOR for the Accrual Period (calculated as
         described below under "-- Calculation of One-Month LIBOR") plus the
         Pass-Through Margin for the class and Accrual Period, and

                  (2) the applicable Net Rate Cap for the related Distribution
         Date.

         "SELLER SHORTFALL INTEREST REQUIREMENT" with respect to the Master
Servicer Advance Date in each of July 2006, August 2006 and September 2006 means the sum of:

                  (a) the product of (1) the excess of the aggregate Stated
         Principal Balance for the Distribution Date of all the Mortgage Loans
         in the Mortgage Pool (including the Subsequent Mortgage Loans, if any)
         owned by the issuing entity at the beginning of the related Due Period, over the aggregate Stated Principal Balance for the Distribution Date of the Mortgage Loans (including the Subsequent Mortgage Loans, if any)
         that have a scheduled payment of interest due in the related Due
         Period, and (2) a fraction, the numerator of which is the weighted average Net Mortgage Rate of all the Mortgage Loans in

                                       20

          the Mortgage Pool (including the Subsequent Mortgage Loans, if any)
          (weighted on the basis of the Stated Principal Balances thereof for the Distribution Date) and the denominator of which is 12; and

                  (b) the product of (1) the amount on deposit in the
         Pre-Funding Account at the beginning of the related Due Period, and (2)
         a fraction, the numerator of which is the weighted average Net Mortgage
         Rate of the Mortgage Loans (including Subsequent Mortgage Loans, if any) owned by the issuing entity at the beginning of the related Due
         Period (weighted on the basis of the Stated Principal Balances thereof for the Distribution Date) and the denominator of which is 12.

         "TRUSTEE FEE RATE" means a rate equal to 0.009% per annum.

         Definitions related to Principal Calculations and Distributions.

         "CLASS A PRINCIPAL DISTRIBUTION TARGET AMOUNT" for any Distribution
Date means the excess of:

                  (1) the aggregate Certificate Principal Balance of the Class A
         Certificates immediately prior to the Distribution Date, over

                  (2) the lesser of (i) 56.20% of the aggregate Stated Principal
         Balance of the Mortgage Loans for the Distribution Date and (ii) the
         aggregate Stated Principal Balance of the Mortgage Loans for the
         Distribution Date minus the OC Floor.

         "CLASS A PRINCIPAL DISTRIBUTION ALLOCATION AMOUNT" for any Distribution
Date means (a) in the case of the Class 1-A Certificates, the Class 1-A
Principal Distribution Amount and (b) in the case of the Class 2-A Certificates, the Class 2-A Principal Distribution Amount.

         "CLASS 1-A PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date
means the product of (x) the Class A Principal Distribution Target Amount and
(y) a fraction, the numerator of which is the Class 1-A Principal Distribution
Target Amount and the denominator of which is the sum of the Class 1-A Principal
Distribution Target Amount and the Class 2-A Principal Distribution Target
Amount.

         "CLASS 1-A PRINCIPAL DISTRIBUTION TARGET AMOUNT" for any Distribution
Date means the excess of:

                  (1) the Certificate Principal Balance of the Class 1-A
         Certificates immediately prior to the Distribution Date, over

                  (2) the lesser of (i) 56.20% of the aggregate Stated Principal
         Balance of the Mortgage Loans in Loan Group 1 for the Distribution Date
         and (ii) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 for the Distribution Date minus 0.50% of the sum of the aggregate Initial Cut-off Date Principal Balance of the Initial
         Mortgage Loans in Loan Group 1 and the original Pre-Funded Amount in respect of Loan Group 1.

         "CLASS 2-A PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date
means the product of (x) the Class A Principal Distribution Target Amount and
(y) a fraction, the numerator of which is the Class 2-A Principal Distribution
Target Amount and the denominator of which is the sum of the Class 1-A Principal
Distribution Target Amount and the Class 2-A Principal Distribution Target
Amount.

         "CLASS 2-A PRINCIPAL DISTRIBUTION TARGET AMOUNT" for any Distribution
Date means the excess of:

                  (1) the aggregate Certificate Principal Balance of the Class
         2-A Certificates immediately prior to the Distribution Date, over

                  (2) the lesser of (i) 56.20% of the aggregate Stated Principal
         Balance of the Mortgage Loans in Loan Group 2 for the Distribution Date
         and (ii) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 for the Distribution Date minus 0.50% of the sum of the

                                       21

         aggregate Initial Cut-off Date Principal Balance of the Initial
         Mortgage Loans in Loan Group 2 and the original Pre-Funded Amount in respect of Loan Group 2.

         "CUMULATIVE LOSS TRIGGER EVENT" with respect to any Distribution Date on or after the Stepdown Date, a Cumulative Loss Trigger Event is in effect if
(x) the aggregate amount of Realized Losses on the Mortgage Loans from the
Cut-off Date for each Mortgage Loan to (and including) the last day of the related Due Period (reduced by the aggregate amount of any Subsequent Recoveries received through the last day of that Due Period) exceeds (y) the applicable percentage, for the Distribution Date, of the sum of the aggregate Initial
Cut-off Date Pool Principal Balance and the original Pre-Funded Amount, as set forth below:

Distribution Date                      Percentage
-----------------                      ----------
July 2008 -- June 2009...............  1.80% with respect to July 2008, plus an additional 1/12th of 2.25% for each month
                                       thereafter through June 2009

July 2009 -- June 2010...............  4.05% with respect to July 2009, plus an additional 1/12th of 2.25% for each month
                                       thereafter through June 2010

July 2010 -- June 2011...............  6.30% with respect to July 2010, plus an additional 1/12th of 1.80% for each month
                                       thereafter through June 2011

July 2011 -- June 2012...............  8.10% with respect to July 2011, plus an additional 1/12th of 0.85% for each month
                                       thereafter through June 2012

July 2012 and thereafter.............  8.95%

         A "DELINQUENCY TRIGGER EVENT" with respect to any Distribution Date on or after the Stepdown Date exists if the Rolling Sixty-Day Delinquency Rate for the outstanding Mortgage Loans equals or exceeds the product of (x) the Senior
Enhancement Percentage for such Distribution Date and (y) the applicable percentage listed below for the most senior class of outstanding Adjustable Rate
Certificates:

                    Class                Percentage

           A.....................            36.50%
           M-1...................            44.66%
           M-2...................            55.90%
           M-3...................            66.06%
           M-4...................            79.14%
           M-5...................            96.89%
           M-6...................           123.93%
           M-7...................           166.53%
           M-8...................           242.23%
           B.....................           380.64%

         "EXCESS OVERCOLLATERALIZATION AMOUNT" for any Distribution Date, is the
excess, if any, of the Overcollateralized Amount for the Distribution Date over the Overcollateralization Target Amount for the Distribution Date.

         "EXTRA PRINCIPAL DISTRIBUTION AMOUNT" with respect to any Distribution
Date means the lesser of (1) the Overcollateralization Deficiency Amount and (2)
the Excess Cashflow available for payment thereof, to be allocated between Loan
Group 1 and Loan Group 2, pro rata, based on the Principal Remittance Amount for each such Loan Group for that Distribution Date.

                                       22

         The "FINAL MATURITY OC TRIGGER" is satisfied if the sum of (x) the amount on deposit in the Final Maturity Reserve Fund on that Distribution Date and (y) the Overcollateralized Amount for that Distribution Date is less than or equal to the outstanding Stated Principal Balance of all Mortgage Loans with original terms to maturity of 40 years as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date).

         "GROUP 1 OVERCOLLATERALIZATION REDUCTION AMOUNT" for any Distribution
Date is the Overcollateralization Reduction Amount for such Distribution Date multiplied by a fraction, the numerator of which is the Principal Remittance
Amount for Loan Group 1 for such Distribution Date, and the denominator of which is the aggregate Principal Remittance Amount for Loan Group 1 and Loan Group 2
for such Distribution Date.

         "GROUP 2 OVERCOLLATERALIZATION REDUCTION AMOUNT" for any Distribution
Date is the Overcollateralization Reduction Amount for such Distribution Date multiplied by a fraction, the numerator of which is the Principal Remittance
Amount for Loan Group 2 for such Distribution Date, and the denominator of which is the aggregate Principal Remittance Amount for Loan Group 1 and Loan Group 2
for such Distribution Date.

         "INITIAL TARGET SUBORDINATION PERCENTAGE" and "STEPDOWN TARGET
SUBORDINATION PERCENTAGE" for any class of Subordinate Certificates means the respective percentages indicated in the following table:

                                 Initial Target          Stepdown Target
                                 Subordination            Subordination
                                   Percentage              Percentage

          Class M-1.............    17.90%                     35.80%
          Class M-2.............    14.30%                     28.60%
          Class M-3.............    12.10%                     24.20%
          Class M-4.............    10.10%                     20.20%
          Class M-5.............     8.25%                     16.50%
          Class M-6.............     6.45%                     12.90%
          Class M-7.............     4.80%                      9.60%
          Class M-8.............     3.30%                      6.60%
          Class B...............     2.10%                      4.20%

         The Initial Target Subordination Percentages will not be used to calculate distributions on the Subordinate Certificates, but rather are presented in order to provide a better understanding of the credit enhancement provided by the Subordinate Certificates and the related overcollateralization amount. The Initial Target Subordination Percentage for any class of Subordinate
Certificates is equal to a fraction, expressed as a percentage, the numerator of which is equal to the aggregate original Certificate Principal Balance of any class(es) of Certificates subordinate to the subject class plus the initial
Overcollateralization Target Amount and the denominator of which is equal to the sum of the aggregate Initial Cut-off Date Pool Principal Balance and the
original Pre-Funded Amount.

         "OC FLOOR" means an amount equal to 0.50% of the sum of the Initial
Cut-off Date Pool Principal Balance and the original Pre-Funded Amount.

         "OVERCOLLATERALIZATION DEFICIENCY AMOUNT" with respect to any
Distribution Date means the amount, if any, by which the Overcollateralization
Target Amount exceeds the Overcollateralized Amount on the Distribution Date
(after giving effect to distribution of the Principal Distribution Amount (other than the portion thereof consisting of the Extra Principal Distribution Amount)
on the Distribution Date).

         "OVERCOLLATERALIZATION REDUCTION AMOUNT" for any Distribution Date is
an amount equal to the lesser of (i) the Excess Overcollateralization Amount for the Distribution Date and (ii) the Principal Remittance Amount for Loan Group 1
and Loan Group 2 for the Distribution Date.

         "OVERCOLLATERALIZATION TARGET AMOUNT" with respect to any Distribution
Date means (a) prior to the Stepdown Date, an amount equal to 2.10% of the sum of the aggregate Initial Cut-off Date Pool Principal Balance and the original
Pre-Funded Amount and (b) on or after the Stepdown Date, the greater of (i) an amount equal to

                                       23

4.20% of the aggregate Stated Principal Balance of the Mortgage Loans for the
current Distribution Date and (ii) the OC Floor; provided, however, that if a
Trigger Event is in effect on any Distribution Date, the Overcollateralization
Target Amount will be the Overcollateralization Target Amount as in effect for the prior Distribution Date.

         "OVERCOLLATERALIZED AMOUNT" for any Distribution Date means the amount, if any, by which (x) the sum of the aggregate Stated Principal Balance of the
Mortgage Loans for the Distribution Date and any amount on deposit in the
Pre-Funding Account on the Distribution Date exceeds (y) the sum of the aggregate Certificate Principal Balance of the Adjustable Rate Certificates as
of the Distribution Date (after giving effect to distribution of the Principal
Remittance Amounts to be made on the Distribution Date and, in the case of the
Distribution Date immediately following the end of the Funding Period, any amounts to be released from the Pre-Funding Account).

         "PRINCIPAL DISTRIBUTION AMOUNT" with respect to each Distribution Date and a Loan Group means the sum of:

                  (1) the Principal Remittance Amount for the Loan Group for the
         Distribution Date, less any portion of such amount used to cover any payment due to the Swap Counterparty with respect to such Distribution
         Date,

                  (2) the Extra Principal Distribution Amount for the Loan Group
         for the Distribution Date, and

                  (3) with respect to the Distribution Date immediately
         following the end of the Funding Period, the amount, if any, remaining in the Pre-Funding Account at the end of the Funding Period (net of any
         investment income therefrom) allocable to the Loan Group.

                  minus

                  (4) (a) the Group 1 Overcollateralization Reduction Amount for
         the Distribution Date, in the case of Loan Group 1, and (b) the Group 2
         Overcollateralization Reduction Amount for the Distribution Date, in
         the case of Loan Group 2.

         "PRINCIPAL REMITTANCE AMOUNT" with respect to each Loan Group and any
Distribution Date means:

                  (a) the sum, without duplication, of:

                           (1) the scheduled principal collected during the
                  related Due Period or advanced with respect to the
                  Distribution Date,

                           (2) prepayments collected in the related Prepayment
                  Period,

                           (3) the Stated Principal Balance of each Mortgage
                  Loan that was repurchased by a Seller or purchased by the
                  Master Servicer,

                           (4) the amount, if any, by which the aggregate unpaid
                  principal balance of any Replacement Mortgage Loans delivered by Countrywide Home Loans in connection with a substitution of a Mortgage Loan is less than the aggregate unpaid principal balance of any Deleted Mortgage Loans, and

                           (5) all Liquidation Proceeds (to the extent that the
                  Liquidation Proceeds relate to principal) and Subsequent
                  Recoveries collected during the related Due Period, less

                  (b) all Advances relating to principal and certain expenses reimbursed during the related Due Period,

in each case with respect to the Mortgage Loans in the Loan Group.

                                       24

         "REALIZED LOSS" means with respect to any defaulted Mortgage Loan, the excess of the Stated Principal Balance of the defaulted Mortgage Loan over the
Liquidation Proceeds allocated to principal that have been received with respect to the defaulted Mortgage Loan on or at any time prior to the last day of the related Due Period during which the defaulted Mortgage Loan is liquidated.

         "ROLLING SIXTY-DAY DELINQUENCY RATE" with respect to any Distribution
Date on or after the Stepdown Date, means the average of the Sixty-Day
Delinquency Rates for the Distribution Date and the two immediately preceding
Distribution Dates.

         "SENIOR ENHANCEMENT PERCENTAGE" with respect to any Distribution Date on or after the Stepdown Date means a fraction (expressed as a percentage):

                  (1) the numerator of which is the excess of:

                           (a) the aggregate Stated Principal Balance of the
                  Mortgage Loans for the preceding Distribution Date over

                           (b) (i) before the Certificate Principal Balances of
                  the Class A Certificates have been reduced to zero, the sum of the Certificate Principal Balances of the Class A
                  Certificates, or (ii) after the Certificate Principal Balances of the Class A Certificates have been reduced to zero, the
                  Certificate Principal Balance of the most senior class of
                  Subordinate Certificates outstanding, as of the preceding
                  Master Servicer Advance Date, and

                  (2) the denominator of which is the aggregate Stated Principal
         Balance of the Mortgage Loans for the preceding Distribution Date.

         "SIXTY-DAY DELINQUENCY RATE" with respect to any Distribution Date on or after the Stepdown Date means a fraction, expressed as a percentage, the numerator of which is the aggregate Stated Principal Balance for the
Distribution Date of all Mortgage Loans 60 or more days delinquent as of the close of business on the last day of the calendar month preceding the
Distribution Date (including Mortgage Loans in foreclosure, bankruptcy and REO
Properties) and the denominator of which is the aggregate Stated Principal
Balance for the Distribution Date of all Mortgage Loans.

         "STEPDOWN DATE" is the earlier to occur of:

                  (a) the Distribution Date on which the aggregate Certificate
         Principal Balance of the Class A Certificates is reduced to zero, and

                  (b) the later to occur of (x) the Distribution Date in July
         2009 and (y) the first Distribution Date on which the aggregate
         Certificate Principal Balance of the Class A Certificates (after calculating anticipated distributions on the Distribution Date) is less than or equal to 56.20% of the aggregate Stated Principal Balance of the Mortgage Loans for the Distribution Date.

         "SUBORDINATE CLASS PRINCIPAL DISTRIBUTION AMOUNT" for each class of
Subordinate Certificates and Distribution Date means the excess of:

                  (1) the sum of:

                           (a) the aggregate Certificate Principal Balance of
                  the Class A Certificates (after taking into account
                  distribution of the Class 1-A Principal Distribution Amount and Class 2-A Principal Distribution Amount for the
                  Distribution Date),

                           (b) the aggregate Certificate Principal Balance of
                  any classes of Subordinate Certificates that are senior to the subject class (in each case, after taking into account
                  distribution

                                       25

                  of the Subordinate Class Principal Distribution Amount(s)
                  for the senior class(es) of Certificates for the Distribution
                  Date), and

                           (c) the Certificate Principal Balance of the subject
                  class of Subordinate Certificates immediately prior to the
                  Distribution Date over

                  (2) the lesser of (a) the product of (x) 100% minus the
         Stepdown Target Subordination Percentage for the subject class of
         Certificates and (y) the aggregate Stated Principal Balance of the
         Mortgage Loans for the Distribution Date and (b) the aggregate Stated
         Principal Balance of the Mortgage Loans for the Distribution Date minus the OC Floor;

provided, however, that if a class of Subordinate Certificates is the only class of Subordinate Certificates outstanding on the Distribution Date, that class will be entitled to receive the entire remaining Principal Distribution Amount for Loan Group 1 and Loan Group 2 until the Certificate Principal Balance thereof is reduced to zero.

         "TRIGGER EVENT" with respect to any Distribution Date on or after the
Stepdown Date means either a Delinquency Trigger Event with respect to that
Distribution Date or a Cumulative Loss Trigger Event with respect to that
Distribution Date.

         "UNPAID REALIZED LOSS AMOUNT" means for any class of Certificates, (x)
the portion of the aggregate Applied Realized Loss Amount previously allocated to that class remaining unpaid from prior Distribution Dates minus (y) any increase in the Certificate Principal Balance of that class due to the allocation of Subsequent Recoveries to the Certificate Principal Balance of that class.

DEPOSITS TO THE CERTIFICATE ACCOUNT

         The Master Servicer will establish and initially maintain a certificate account (the "CERTIFICATE ACCOUNT") for the benefit of the Trustee on behalf of the certificateholders. The Master Servicer will initially establish the
Certificate Account at Countrywide Bank, N.A., which is an affiliate of the
Master Servicer. On a daily basis within two Business Days after receipt, the
Master Servicer will deposit or cause to be deposited into the Certificate
Account the following payments and collections received by it in respect to the
Mortgage Loans after the Cut-off Date (other than any scheduled principal due on or prior to the Cut-off Date and any interest accruing prior to the Cut-off
Date):

                  (1) all payments on account of principal, including Principal
         Prepayments, on the Mortgage Loans,

                  (2) all payments on account of interest (other than interest accruing on the Mortgage Loans prior to the Cut-off Date) on the
         Mortgage Loans, net of the related Master Servicing Fees on the
         Mortgage Loans and net of Prepayment Interest Excess,

                  (3) all Insurance Proceeds, Liquidation Proceeds and
         Subsequent Recoveries,

                  (4) all payments made by the Master Servicer in respect of
         Compensating Interest,

                  (5) all payments made by a Seller in connection with the
         repurchase of any Mortgage Loan due to the breach of certain representations, warranties or covenants by the Seller that obligates the Seller to repurchase the Mortgage Loan in accordance with the
         Pooling and Servicing Agreement,

                  (6) all payments made by the Master Servicer in connection with the purchase of any Mortgage Loans which are 150 days delinquent in accordance with the Pooling and Servicing Agreement,

                  (7) all prepayment charges paid by a borrower in connection with the full or partial prepayment of the related Mortgage Loan,

                                       26

                  (8) any amount required to be deposited by the Master Servicer in connection with any losses on investment of funds in the Certificate
         Account,

                  (9) any amounts required to be deposited by the Master
         Servicer with respect to any deductible clause in any blanket hazard insurance policy maintained by the Master Servicer in lieu of requiring each borrower to maintain a primary hazard insurance policy,

                  (10) all amounts required to be deposited in connection with shortfalls in the principal amount of Replacement Mortgage Loans, and

                  (11) all Advances.

         On the Business Day prior to the Master Servicer Advance Date in each of July 2006, August 2006 and September 2006, Countrywide Home Loans will remit to the Master Servicer, and the Master Servicer will deposit in the Certificate
Account, the Seller Shortfall Interest Requirement (if any) for the Master
Servicer Advance Date. Prior to their deposit in the Collection Account, payments and collections on the Mortgage Loans will be commingled with payments and collections on other mortgage loans and other funds of the Master Servicer.
For a discussion of the risks that arise from the commingling of payments and collections, see "Risk Factors -- Bankruptcy Or Insolvency May Affect The Timing
And Amount Of Distributions On The Securities" in the prospectus.

WITHDRAWALS FROM THE CERTIFICATE ACCOUNT

         The Master Servicer may from time to time withdraw funds from the
Certificate Account prior to the related Distribution Account Deposit Date for the following purposes:

                  (1) to pay to the Master Servicer the Master Servicing Fees on
         the Mortgage Loans to the extent not previously paid to or withheld by the Master Servicer (subject, in the case of Master Servicing Fees, to reduction as described above under "Servicing of the Mortgage Loans --
         Adjustment to Master Servicing Fee in Connection With Certain Prepaid
         Mortgage Loans") and, as additional servicing compensation, assumption fees, late payment charges (excluding prepayment charges), net earnings on or investment income with respect to funds in or credited to the
         Certificate Account and the amount of Prepayment Interest Excess for the related Prepayment Period,

                  (2) to reimburse the Master Servicer and the Trustee for
         Advances, which right of reimbursement with respect to any Mortgage
         Loan pursuant to this clause (2) is limited to amounts received that represent late recoveries of payments of principal and/or interest on the related Mortgage Loan (or Insurance Proceeds, Liquidation Proceeds
         or Subsequent Recoveries with respect thereto) with respect to which the Advance was made,

                  (3) to reimburse the Master Servicer and the Trustee for any
         Advances previously made that the Master Servicer has determined to be nonrecoverable (and prior to the reimbursement, the Master Servicer will deliver to the Trustee an officer's certificate indicating the amount of the nonrecoverable Advance and identifying the related
         Mortgage Loan(s), and their respective portions of the nonrecoverable advance),

                  (4) to reimburse the Master Servicer from Insurance Proceeds for expenses incurred by the Master Servicer and covered by the related insurance policy,

                  (5) to pay to the Master Servicer any unpaid Master Servicing
         Fees and to reimburse it for any unreimbursed ordinary and necessary out-of-pocket costs and expenses incurred by the Master Servicer in the performance of its master servicing obligations including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) maintaining any required insurance policies ("SERVICING ADVANCES"), which right of reimbursement

                                       27

         pursuant to this clause (5) is limited to amounts received representing late recoveries of the payments of these costs and expenses (or
         Liquidation Proceeds or Subsequent Recoveries, purchase proceeds or repurchase proceeds with respect thereto),

                  (6) to pay to the applicable Seller or the Master Servicer, as applicable, with respect to each Mortgage Loan or Mortgaged Property acquired in respect thereof that has been purchased by that Seller or the Master Servicer from the issuing entity pursuant to the Pooling and
         Servicing Agreement, all amounts received thereon and not taken into account in determining the related Purchase Price of the purchased
         Mortgage Loan,

                  (7) after the transfer from the Certificate Account for
         deposit to the Distribution Account of the Interest Remittance Amount
         and the Principal Remittance Amount on the related Distribution Account
         Deposit Date, to reimburse the applicable Seller, the Master Servicer, the NIM Insurer or the Depositor for expenses incurred and reimbursable pursuant to the Pooling and Servicing Agreement,

                  (8) to withdraw any amount deposited in the Certificate
         Account and not required to be deposited therein, and

                  (9) to clear and terminate the Certificate Account upon
         termination of the Pooling and Servicing Agreement.

         In addition, not later than 1:00 p.m. Pacific Time on the Business Day immediately preceding each Distribution Date (the "DISTRIBUTION ACCOUNT DEPOSIT
DATE"), the Master Servicer will withdraw from the Certificate Account and remit to the Trustee the Prepayment Charges collected, the Interest Remittance Amount and the Principal Remittance Amount to the extent on deposit in the Certificate
Account, and the Trustee will deposit the amount in the Distribution Account, as described below.

         The Master Servicer is required to maintain separate accounting, on a
Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to clauses (1) through (6)
above.

DEPOSITS TO THE DISTRIBUTION ACCOUNT

         The Trustee will establish and maintain a distribution account (the
"DISTRIBUTION ACCOUNT") on behalf of the certificateholders. The Trustee will, promptly upon receipt, deposit in the Distribution Account and retain therein:

                  (1) the aggregate amount remitted by the Master Servicer to the Trustee,

                  (2) any amount required to be deposited by the Master Servicer in connection with any losses on investment of funds in the
         Distribution Account, and

                  (3) the amount, if any, remaining in the Pre-Funding Account
         (net of any investment income therefrom) on the Distribution Date immediately following the end of the Funding Period.

WITHDRAWALS FROM THE DISTRIBUTION ACCOUNT

         The Trustee will withdraw funds from the Distribution Account for distribution to the certificateholders and remittances to the Swap Account as described below under "-- Distributions" and may from time to time make withdrawals from the Distribution Account:

                  (1) to pay the Trustee Fee to the Trustee,

                  (2) to pay to the Master Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account,

                                       28

                  (3) to withdraw any amount deposited in the Distribution
         Account and not required to be deposited therein (which withdrawal may be at the direction of the Master Servicer through delivery of a written notice to the Trustee describing the amounts deposited in error),

                  (4) to reimburse the Trustee for any unreimbursed Advances, such right of reimbursement being limited to (x) amounts received on the related Mortgage Loans in respect of which any such Advance was made and (y) amounts not otherwise reimbursed to the Trustee pursuant to clause (2) under "--Withdrawals from the Certificate Account",

                  (5) to reimburse the Trustee for any nonrecoverable Advance previously made by it, such right of reimbursement being limited to amounts not otherwise reimbursed to it pursuant to clause (4) under
         "--Withdrawals from the Certificate Account",

                  (6) to deposit in the Final Maturity Reserve Fund maintained by the trustee on the specified Distribution Date as described in this free writing prospectus; and

                  (7) to clear and terminate the Distribution Account upon the termination of the Pooling and Servicing Agreement.

         There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

         Prior to each Determination Date, the Master Servicer is required to provide the Trustee a report containing the data and information concerning the
Mortgage Loans that is required by the Trustee to prepare the monthly statement to certificateholders for the related Distribution Date. The Trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the Master Servicer in that report and will be permitted to conclusively rely on any information provided to it by the Master Servicer.

INVESTMENTS OF AMOUNTS HELD IN ACCOUNTS

         The Certificate Account, the Distribution Account and the Pre-Funding
Account. All funds in the Certificate Account, the Distribution Account and the
Pre-Funding Account will be invested in Permitted Investments at the direction of the Master Servicer. In the case of:

          o    the Certificate Account and the Distribution Account, all income and gain net of any losses realized from the investment will be for the benefit of the Master Servicer as additional servicing compensation and will be remitted to it monthly as described herein; and

          o    the Pre-Funding Account, all income and gain net of any losses realized from the investment will be for the benefit of
               Countrywide Home Loans and will be remitted to Countrywide Home
               Loans as described herein.

         The amount of any losses incurred in the Certificate Account or the
Distribution Account in respect of the investments will be deposited by the
Master Servicer in the Certificate Account or paid to the Trustee for deposit into the Distribution Account out of the Master Servicer's own funds immediately as realized. The amount of any losses incurred in the Pre-Funding Account in respect of the investments will be paid by Countrywide Home Loans to the Trustee for deposit into the Pre-Funding Account out of Countrywide Home Loans' own
funds immediately as realized. The Trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account, the Distribution Account or the Pre-Funding
Account and made in accordance with the Pooling and Servicing Agreement.

         Carryover Reserve Fund. Funds in the Carryover Reserve Fund may be
invested in Permitted Investments, at the written direction of the majority holder of the Class C Certificates.

                                       29

         If the Trustee does not receive written directions regarding investment, it will invest all funds in the Carryover Reserve Fund in Permitted
Investments. Any net investment earnings will be paid pro rata to the holders of the class of Certificates entitled to direct the investments of the amounts, in accordance with their Percentage Interests. Any losses incurred in the Carryover
Reserve Fund in respect of the investments will be charged against amounts on deposit in the Carryover Reserve Fund (or the investments) immediately as realized. The Trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Carryover
Reserve Fund and made in accordance with the Pooling and Servicing Agreement.

         Swap Account.  Funds in the Swap Account will not be invested.

         Final Maturity Reserve Fund. The Final Maturity Reserve Fund will be an asset of the Swap Trust. Funds in the Final Maturity Reserve Fund may be
invested in permitted investments at the direction of the holders of the Class C
Certificates. If the Trustee, on behalf of the Swap Trust, does not receive written directions regarding investment, it will invest all funds in the Final
Maturity Reserve Fund in The Bank of New York cash reserves. Any net investment earnings will be retained in the Final Maturity Reserve Fund until withdrawn upon the termination of the pooling and servicing agreement. Any losses incurred in the Final Maturity Reserve Fund in respect of the investment will be charged against amounts on deposit in the Final Maturity Reserve Fund (or the investments) immediately as realized. The trustee, on behalf of the Swap Trust, will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Final Maturity Reserve
Fund and made in accordance with the pooling and servicing agreement.

THE SWAP ACCOUNT

         The Trustee, in its capacity as trustee of the swap trust, will establish and maintain a swap account (the "SWAP ACCOUNT") on behalf of the holders of the Swap Certificates and the Swap Counterparty. With respect to each
Distribution Date, the Trustee will deposit into the Swap Account any portion of the Interest Funds for Loan Group 1 and Loan Group 2 for that Distribution Date
(and, if necessary, any portion of the Principal Remittance Amount for Loan
Group 1 and Loan Group 2 for that Distribution Date) that are to be remitted to the Swap Contract Administrator for payment to the Swap Counterparty, as well as any amounts received from the Swap Contract Administrator in respect of the Swap
Contract, each as described below under "-- The Swap Contract". With respect to each Distribution Date, following the deposits to the Swap Account described in the preceding sentence, the Trustee will make a corresponding withdrawal from the Swap Account for remittance to the Swap Contract Administrator or distribution to the holders of the Swap Certificates, as the case may be depending on whether a Net Swap Payment is due to the Swap Counterparty or from the Swap Counterparty, as described below under "-- The Swap Contract".

                                       30

FEES AND EXPENSES

         The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:

    TYPE / RECIPIENT (1)                      AMOUNT                        GENERAL PURPOSE
    --------------------                      ------                        ---------------

FEES

Master Servicing Fee /         One-twelfth of the Servicing Fee Rate         Compensation
Master Servicer                multiplied by the Stated Principal Balance
                               of each Mortgage Loan (3)

Additional Servicing           o Prepayment Interest Excess (4)              Compensation
Compensation / Master
Servicer
                               o All late payment fees, assumption           Compensation
                                 fees and other similar charges (excluding
                                 prepayment charges)

                               o All investment income earned on             Compensation
                                 amounts on deposit in the Certificate
                                 Account and Distribution Account

                               o        Excess Proceeds (5)                  Compensation

Trustee Fee (the "TRUSTEE      One-twelfth of the Trustee Fee Rate           Compensation
Fee") / Trustee                multiplied by the sum of (i) the aggregate
                               Stated Principal Balance of the outstanding
                               Mortgage Loans and (ii) any amounts remaining
                               in the Pre-Funding Account (excluding any
                               investment earnings thereon) (6)

EXPENSES

Net Swap Payments / Swap       Net Swap Payments (7)                         Expense
Counterparty

Swap Termination Payment /     The Swap Termination Payment to which the     Expense
Swap Counterparty              Swap Counterparty may be entitled in the
                               event of an early termination of the Swap
                               Contract

    TYPE / RECIPIENT (1)                   SOURCE (2)                                   FREQUENCY
    --------------------                   ----------                                   ---------

FEES

Master Servicing Fee /           Collections with respect to each Mortgage Loan           Monthly
Master Servicer                  and any Liquidation Proceeds or Subsequent
                                 Recoveries

Additional Servicing             Interest collections with respect to each           Time to time
Compensation / Master            Mortgage Loan
Servicer
                                 Payments made by obligors with respect to the       Time to time
                                 Mortgage Loans

                                 Investment income related to the Certificate             Monthly
                                 Account and Distribution Account

                                 Liquidation Proceeds and Subsequent Recoveries      Time to time
                                 with respect to each Mortgage Loan

Trustee Fee (the "TRUSTEE        Interest Remittance Amount                               Monthly
Fee") / Trustee

EXPENSES

Net Swap Payments / Swap         Interest Funds for Loan Group 1 and Loan Group           Monthly
Counterparty                     2 and, to the extent that Interest Funds are
                                 not sufficient, the Principal Remittance
                                 Amount for Loan Group 1 and Loan Group 2

Swap Termination Payment /       Interest Funds for Loan Group 1 and Loan Group      Time to time
Swap Counterparty                2 and, to the extent that Interest Funds are
                                 not sufficient, the Principal Remittance
                                 Amount for Loan Group 1 and Loan Group 2(8)

                                       31

    TYPE / RECIPIENT (1)                         AMOUNT                        GENERAL PURPOSE
    --------------------                         ------                        ---------------

Insurance premiums /              Insurance premium(s) for Mortgage Loan(s)     Expense
Mortgage Insurer                  covered by lender-paid mortgage insurance
                                  policies

Insurance expenses / Master       Expenses incurred by the Master Servicer      Reimbursement of
Servicer                                                                        Expenses

Servicing Advances / Master       To the extent of funds available, the         Reimbursement of
Servicer                          amount of any Servicing Advances.             Expenses

Indemnification expenses /        Amounts for which the Sellers, the Master     Indemnification
the Sellers, the Master           Servicer, the NIM Insurer and Depositor are
Servicer, the NIM Insurer         entitled to indemnification (10)
and the Depositor

    TYPE / RECIPIENT (1)                  SOURCE (2)                                   FREQUENCY
    --------------------                  ----------                                   ---------

Insurance premiums /            Interest collections on the related Mortgage             Monthly
Mortgage Insurer                Loan(s)

Insurance expenses / Master     To the extent the expenses are covered by an        Time to time
Servicer                        insurance policy with respect to the Mortgage
                                Loan

Servicing Advances / Master     With respect to each Mortgage Loan, late            Time to time
Servicer                        recoveries of the payments of the costs and
                                expenses, Liquidation Proceeds, Subsequent
                                Recoveries, purchase proceeds or repurchase
                                proceeds for that Mortgage Loan (9)

Indemnification expenses /      Amounts on deposit on the Certificate Account            Monthly
the Sellers, the Master         on any Distribution Account Deposit Date,
Servicer, the NIM Insurer       following the transfer to the Distribution
and the Depositor                    Account

----------

(1)  If the Trustee succeeds to the position of Master Servicer, it will be entitled to receive the same fees and expenses of the Master Servicer.

(2)  Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the Master Servicer in the case of amounts owed to the
     Master Servicer) prior to distributions on the Certificates.

(3)  The Servicing Fee Rate for each Mortgage Loan will equal 0.50% per annum.
     The amount of the monthly Master Servicing Fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full, as described above under "Servicing of the Mortgage Loans -- Adjustment to Master Servicing
     Fee in Connection With Certain Prepaid Mortgage Loans."

(4)  Prepayment Interest Excess is described above under "Servicing of the
     Mortgage Loans -- Servicing Compensation and Payment of Expenses."

(5)  Excess Proceeds is described above under "-- Glossary of Terms -- General
     Definitions."

(6)  The Trustee Fee Rate will equal 0.009% per annum.

(7)  The amount of any Net Swap Payment due to the Swap Counterparty with respect to any Distribution Date will be calculated as described above under "Description of the Certificates -- The Swap Contract."

(8)  Any Swap Termination Payment due to a Swap Counterparty Trigger Event will only be payable from excess cashflow as described below under "Description of the Certificates -- Overcollateralization Provisions."

(9)  Reimbursement of Servicing Advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, Liquidation
     Proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

                                       32

(10) Each of the Sellers, the Master Servicer, the NIM Insurer and the Depositor
     are entitled to indemnification of certain expenses.

                                       33

DISTRIBUTIONS

         General. Distributions on the Certificates will be made by the Trustee on each Distribution Date to the persons in whose names the Certificates are registered at the close of business on the Record Date.

         Distributions will be made by check mailed to the address of the person entitled thereto as it appears on the Certificate Register or, in the case of any certificateholder that holds 100% of a class of Certificates or who holds a class of Certificates with an aggregate initial Certificate Principal Balance of
$1,000,000 or more and that has so notified the Trustee in writing in accordance with the Pooling and Servicing Agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the Certificates will be made only upon presentation and surrender of the Certificates at the Corporate
Trust Office of the Trustee. On each Distribution Date, a holder of a
Certificate will receive its Percentage Interest of the amounts required to be distributed with respect to the applicable class of Certificates.

         On each Distribution Date, the Trustee will withdraw all prepayment charges in the Distribution Account and distribute them to the Class P
Certificates.

         Distributions of Interest. On each Distribution Date, the interest distributable with respect to the interest-bearing certificates is the interest which has accrued on the Certificate Principal Balance thereof immediately prior to that Distribution Date at the Pass-Through Rate during the applicable Accrual
Period, and in the case of the Senior Certificates, any Interest Carry Forward
Amount. For each class of Subordinate Certificates, any Interest Carry Forward
Amount will be payable only from excess cashflow (if any) as and to the extent described under "-- Overcollateralization Provisions."

         All calculations of interest on the Adjustable Rate Certificates will be made on the basis of a 360-day year and the actual number of days elapsed in the applicable Accrual Period.

         The Pass-Through Rates for the Adjustable Rate Certificates are
variable rates that may change from Distribution Date to Distribution Date.
Additionally, the Pass-Through Rate for each of the Adjustable Rate Certificates is subject to increase after the Optional Termination Date. On each Distribution
Date, the Pass-Through Rate for each class of Adjustable Rate Certificates will be subject to the applicable Net Rate Cap. See the related definitions in "--
Glossary of Terms -- Definitions related to Interest Calculations and
Distributions" for a more detailed understanding as to how the Net Rate Cap is calculated, and applied to the Pass-Through Rate.

         If on any Distribution Date, the Pass-Through Rate for a class of
Adjustable Rate Certificates is based on the applicable Net Rate Cap, each holder of the applicable Certificates will be entitled to receive the resulting shortfall only from remaining excess cashflow (if any) to the extent described in this free writing prospectus under "-- Overcollateralization Provisions", and from payments (if any) allocated to the issuing entity in respect of the Swap
Contract that are available for that purpose.

         On each Distribution Date, the Interest Funds for that Distribution
Date are required to be distributed in the following order of priority, until those Interest Funds have been fully distributed:

                  (1) from the Interest Funds for both Loan Groups, pro rata based on the Interest Funds for each such Loan Group, to the Final
         Maturity Reserve Fund, the Required Final Maturity Deposit,

                  (2) from the Interest Funds for both Loan Groups, pro rata based on the Interest Funds for each such Loan Group, to the Swap
         Account, the amount of any Net Swap Payment and any Swap Termination
         Payment (other than a Swap Termination Payment due to a Swap
         Counterparty Trigger Event) payable to the Swap Counterparty with respect to such Distribution Date;

                                       34

                  (3) concurrently:

                           (a) from the Interest Funds for Loan Group 1, to the
                  Class 1-A Certificates, the Current Interest and Interest
                  Carry Forward Amount for that class,

                           (b) from the Interest Funds for Loan Group 2,
                  concurrently to each class of Class 2-A Certificates, the
                  Current Interest and Interest Carry Forward Amount for each such class, pro rata based on their respective entitlements,

                  (4) from the remaining Interest Funds for both Loan Groups, concurrently to each class of Class A Certificates, any remaining
         Current Interest and Interest Carry Forward Amount not paid pursuant to clauses 3(a) and 3(b) above, pro rata based on the Certificate
         Principal Balances thereof, to the extent needed to pay any Current
         Interest and Interest Carry Forward Amount for each such class.
         Interest Funds remaining after such allocation to pay any Current
         Interest and Interest Carry Forward Amount based on the Certificate
         Principal Balances of the Certificates will be distributed to each class of Class A Certificates with respect to which there remains any unpaid Current Interest and Interest Carry Forward Amount (after the distribution based on Certificate Principal Balances), pro rata based on the amount of such remaining unpaid Current Interest and Interest
         Carry Forward Amount,

                  (5) from the remaining Interest Funds for both Loan Groups, sequentially:

                           (a) sequentially, to the Class M-1, Class M-2, Class
                  M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and
                  Class B Certificates, in that order, the Current Interest for that class, and

                           (b) any remainder as part of the Excess Cashflow to
                  be allocated as described under "--Overcollateralization
                  Provisions" below.

         Distributions of Principal. The manner of distributing principal among the classes of Certificates will differ depending upon whether a Distribution
Date occurs on or after the Stepdown Date and, on or after that date, whether a
Trigger Event is in effect. Prior to the Stepdown Date or if a Trigger Event is in effect, all amounts distributable as principal on a Distribution Date will be allocated first to the related Senior Certificates, until those Senior
Certificates are paid in full, before any distributions of principal are made on the Subordinate Certificates.

         On any Distribution Date on or after the Stepdown Date and so long as no Trigger Event is in effect, instead of allocating all amounts distributable as principal on the Certificates to the Senior Certificates until those Senior
Certificates are paid in full, a portion of those amounts distributable as principal will be allocated to the Subordinate Certificates. The amount allocated to each class of Certificates on or after the Stepdown Date and so long as no Trigger Event is in effect will be based on the targeted level of overcollateralization and subordination for each class of Certificates. After the Stepdown Date, if a Trigger Event is in effect, the priority of principal payments will revert to the distribution priority prior to the Stepdown Date.
The amount to be distributed as principal on each Distribution Date are described in more detail under "-- Glossary of Terms -- Definitions related to
Principal Calculations and Distributions" in this free writing prospectus.

         On each Distribution Date, the Principal Distribution Amount for each of Loan Group 1 and Loan Group 2 is required to be distributed as follows until such Principal Distribution Amount has been fully distributed (with the
Principal Distribution Amount exclusive of the portion thereof consisting of the
Extra Principal Distribution Amount being applied first and the Extra Principal
Distribution Amount being applied thereafter):

               (1) For each Distribution Date prior to the Stepdown Date or on which a Trigger Event is in effect, sequentially:

                    (A) concurrently:

                         (i) from the Principal Distribution Amount for Loan
                    Group 1, sequentially:

                                       35

                            (a) to the Class 1-A Certificates, until the
                    Certificate Principal Balance thereof is reduced to zero,
                    and

                            (b) to the classes of Class 2-A Certificates (after
                    the distribution of the Principal Distribution Amount from
                    Loan Group 2 as provided in clause (1)(A)(ii)(a) below), in the amounts and order of priority set forth in clause (3)
                    below, until the Certificate Principal Balances thereof are reduced to zero,

                         (ii) from the Principal Distribution Amount for Loan
                    Group 2, sequentially:

                            (a) to the classes of Class 2-A Certificates, in the
                    amounts and order of priority set forth in clause (3) below, until the Certificate Principal Balances thereof are
                    reduced to zero, and

                            (b) to the Class 1-A Certificates (after the
                    distribution of the Principal Distribution Amount from Loan
                    Group 1 as provided in clause (1)(A)(i)(a) above), until the
                    Certificate Principal Balance thereof is reduced to zero,

                    (B) from the remaining Principal Distribution Amounts for
               both Loan Groups, sequentially:

                               (i) sequentially, to the Class M-1, Class M-2,
                         Class M-3, Class M-4, Class M-5, Class M-6, Class M-7,
                         Class M-8 and Class B Certificates, in that order, in
                         each case until the Certificate Principal Balance
                         thereof is reduced to zero, and

                               (ii) any remainder as part of the Excess Cashflow
                         to be allocated as described under
                         "--Overcollateralization Provisions" below.

                  (2) For each Distribution Date on or after the Stepdown Date and so long as a Trigger Event is not in effect, from the Principal
           Distribution Amounts for both Loan Groups, sequentially:

                         (A) in an amount up to the Class A Principal
                  Distribution Target Amount, pro rata based on the related
                  Class A Principal Distribution Allocation Amount for the Class
                  1-A and Class 2-A Certificates, concurrently:

                               (i) to the Class 1-A Certificates, in an amount
                         up to the Class 1-A Principal Distribution Amount,
                         until the Certificate Principal Balance thereof is
                         reduced to zero, and

                               (ii) to the classes of Class 2-A Certificates, in
                         an amount up to the Class 2-A Principal Distribution
                         Amount, allocated in the amounts and order of priority
                         set forth in clause (3) below, until the Certificate
                         Principal Balances thereof are reduced to zero,

                         provided, however, that if (a) the Certificate
                  Principal Balance of the Class 1-A Certificates and/or (b) the
                  aggregate Certificate Principal Balance of the Class 2-A
                  Certificates is reduced to zero, then any remaining unpaid
                  Class A Principal Distribution Target Amount will be
                  distributed to the remaining classes of Senior Certificates after distributions from clauses (i) and (ii) above (and, in the case of the Class 2-A Certificates, in the amounts and order of priority described in clause (3) below), until the
                  Certificate Principal Balance(s) thereof is/are reduced to zero,

                         (B) sequentially, to the Class M-1, Class M-2, Class
                  M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and
                  Class B Certificates, in that order, the Subordinate Class
                  Principal Distribution Amount for that class, in each case until the Certificate Principal Balance thereof is reduced to zero, and

                                       36

                         (C) any remainder as part of the Excess Cashflow to be
                  allocated as described under "--Overcollateralization
                  Provisions" below.

                  (3) On each Distribution Date on which any principal amounts are to be distributed to the Class 2-A Certificates, those amounts will be distributed, sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, until the Certificate
           Principal Balance thereof is reduced to zero.

         Residual Certificates. The Class A-R Certificates do not bear interest.
The Class A-R Certificates will receive a distribution of $100 of principal on the first Distribution Date, after which their Certificate Principal Balance will equal zero. The $100 will be withdrawn from a reserve account established by the Trustee and funded by the Depositor on the Closing Date for the purposes of making distributions on the Class A-R and Class P Certificates. The Class A-R
Certificates will remain outstanding for so long as the issuing entity will exist. In addition to the distribution of principal on the first Distribution
Date, on each Distribution Date, the holders of the Class A-R Certificates, as provided in the Pooling and Servicing Agreement, will be entitled to receive any available funds remaining after payment of interest and principal on the Senior
Certificates and on the Subordinate Certificates (as described above) and payments to the Swap Counterparty (each as described above) and the Class C
Certificates (as provided in the Pooling and Servicing Agreement). It is not anticipated that there will be any significant amounts remaining for distribution to the Class A-R Certificates.

OVERCOLLATERALIZATION PROVISIONS

         On the Closing Date, it is expected that the sum of the Initial Cut-off
Date Pool Principal Balance and the original Pre-Funded Amount will exceed the initial aggregate Certificate Principal Balance of the Adjustable Rate
Certificates by approximately $27,300,000, which is approximately 2.10% of the sum of the Initial Cut-off Date Pool Principal Balance and the original
Pre-Funded Amount.

         The amount of overcollateralization is equal to the initial level of overcollateralization required by the Pooling and Servicing Agreement. The weighted average Adjusted Net Mortgage Rate for the Mortgage Loans is generally expected to be higher than the weighted average of the Pass-Through Rates on the
Adjustable Rate Certificates. As a result, interest collections on the Mortgage
Loans are expected to be generated in excess of the amount of interest payable to the holders of the Adjustable Rate Certificates and the related fees and expenses payable by the issuing entity. Any interest payments received in respect of the Mortgage Loans in a Loan Group or Loan Groups in excess of the amount that is needed to pay interest on the related Certificates and the issuing entity's expenses related to that Loan Group (including any Net Swap
Payments that may be payable to the Swap Counterparty) will be used to reduce the total Certificate Principal Balance of the Certificates, until the required level of overcollateralization has been maintained or restored. The excess cashflow, if any, will be applied on each Distribution Date as a payment of principal on the related class or classes of Certificates then entitled to receive distributions in respect of principal, but only to the limited extent hereafter described. Thereafter, any remaining excess cashflow will be allocated to pay Net Rate Carryover and Unpaid Realized Loss Amounts and to fund the Final
Maturity Reserve Fund in the amounts and the priorities described below.

         The "EXCESS CASHFLOW" with respect to any Distribution Date is the sum of (i) the amounts remaining as set forth in clause (5)(b) in "--Distributions
-- Distributions of Interest" and clause (1)(B)(ii) or (2)(C), as applicable, in
"-- Distributions -- Distributions of Principal" and (ii) the
Overcollateralization Reduction Amount for that Distribution Date, if any.

         A. For each Distribution Date prior to the Distribution Date in July
2026 and on each Distribution Date on and after the Distribution Date in July
2026 with respect to which the Final Maturity OC Trigger is satisfied, any
Excess Cashflow will be paid to the classes of Certificates in the following order of priority, to the extent of the remaining Excess Cashflow:

          1.   to the holders of the class or classes of Adjustable Rate
               Certificates then entitled to receive distributions in respect of principal, in an aggregate amount equal to the Extra Principal
               Distribution Amount for Loan Group 1 and Loan Group 2, payable to those holders as part of the related Principal Distribution
               Amount as described under "--Distributions--Distributions of
               Principal" above;

                                       37

          2.   concurrently, to the holders of each class of Class A
               Certificates, pro rata based on the Unpaid Realized Loss Amounts for those classes, in each case in an amount equal to the Unpaid
               Realized Loss Amount for the class;

          3.   sequentially, to the holders of the Class M-1, Class M-2, Class
               M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and
               Class B Certificates, in that order, in each case, first in an amount equal to any Interest Carry Forward Amount for that class, and second in an amount equal to any Unpaid Realized Loss Amount for that class;

          4.   to each class of Adjustable Rate Certificates, pro rata based on the Certificate Principal Balances thereof, to the extent needed to pay any Net Rate Carryover for each such class; provided that any Excess Cashflow remaining after the allocation to pay Net
               Rate Carryover based on the Certificate Principal Balances of those Certificates will be distributed to each class of
               Adjustable Rate Certificates with respect to which there remains any unpaid Net Rate Carryover (after the distribution based on
               Certificate Principal Balances), pro rata, based on the amount of the unpaid Net Rate Carryover;

          5.   to the Carryover Reserve Fund, in an amount equal to the Required
               Carryover Reserve Fund Deposit (after giving effect to other deposits and withdrawals therefrom on the Distribution Date);

          6.   to the Swap Account, in an amount equal to any Swap Termination
               Payment due to the Swap Counterparty as a result of a Swap
               Counterparty Trigger Event; and

          7.   to fund distributions to the holders of the Class C and Class A-R
               Certificates, in each case in the amounts specified in the
               Pooling and Servicing Agreement.

         B. For each Distribution Date on and after the Distribution Date in
July 2026 with respect to which the Final Maturity OC Trigger is not satisfied, any Excess Cashflow will be paid to the classes of Certificates in the following order of priority, to the extent of the remaining Excess Cashflow:

          1.   to the holders of the Class A Certificates, pro rata, in
               reduction of their Certificate Principal Balances, until their
               Certificate Principal Balances are reduced to zero;

          2.   sequentially, to the holders of the Class M-1, Class M-2, Class
               M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and
               Class B Certificates, in that order, in each case, until their
               Certificate Principal Balances are reduced to zero;

          3.   to the Swap Account, in an amount equal to any Swap Termination
               Payment due to the Swap Counterparty as a result of a Swap
               Counterparty Trigger Event; and

          4.   to fund distributions to the holders of the Class C and Class A-R
               Certificates, in each case in the amounts specified in the
               Pooling and Servicing Agreement.

         Following the distributions of Excess Cashflow described above, the
Trustee will make certain distributions from the Swap Account, as described in further detail below under " -- The Swap Contract".

THE SWAP CONTRACT

         Countrywide Home Loans has entered into an interest rate swap transaction with Swiss Re Financial Products Corporation ("SRFP" or the "SWAP
COUNTERPARTY"), as evidenced by a confirmation between Countrywide Home Loans and the Swap Counterparty (the "SWAP CONTRACT"). The obligations of the Swap
Counterparty will be fully and unconditionally guaranteed by Swiss Reinsurance
Company (the "SWAP GUARANTOR") pursuant to a guaranty in favor of Countrywide
Home Loans (the "SWAP GUARANTY"). In addition, on the Closing Date, Countrywide
Home Loans and the Swap Counterparty will execute an ISDA Master Agreement. The
Swap Contract is subject to certain ISDA definitions. On the Closing Date,
Countrywide Home Loans will assign its

                                       38

rights under the Swap Contract and the Swap Guaranty to The Bank of New York, as
swap contract administrator (in such capacity, the "SWAP CONTRACT
ADMINISTRATOR"), and Countrywide Home Loans, the Swap Contract Administrator and
the Trustee (acting as trustee of the swap trust) will enter into a swap contract administration agreement (the "SWAP CONTRACT ADMINISTRATION AGREEMENT")
pursuant to which the Swap Contract Administrator will allocate any payments received under the Swap Contract between the Trustee (acting as trustee of the swap trust) and Countrywide Home Loans as described below and pursuant to which the Swap Contract Administrator will remit to the Swap Counterparty any funds received from the Trustee (acting as trustee of the swap trust) for payment to the Swap Counterparty.

         With respect to any Distribution Date on or prior to the Swap Contract
Termination Date, the amount payable by the Swap Contract Administrator to the
Swap Counterparty under the Swap Contract will equal the product of:

         (i) a fixed rate of 5.600% per annum,

         (ii) the lesser of (a) the Swap Contract Notional Balance for the
Distribution Date and (b) the aggregate Certificate Principal Balance of the
Swap Certificates immediately prior to such Distribution Date, and

         (iii) the number of days in the related calculation period (calculated on the basis of a 360-day year of twelve 30-day months), divided by 360.

         With respect to any Distribution Date on or prior to the Swap Contract
Termination Date, the amount payable by the Swap Counterparty to the Swap
Contract Administrator under the Swap Contract will equal the product of:

         (i) One-Month LIBOR (as determined by the Swap Counterparty),

         (ii) the lesser of (a) the Swap Contract Notional Balance for the
Distribution Date and (b) the aggregate Certificate Principal Balance of the
Swap Certificates immediately prior to such Distribution Date, and

         (iii) the actual number of days in the related calculation period, divided by 360.

         With respect to any Distribution Date, the Swap Contract Administrator
or the Swap Counterparty, as the case may be, will only be required to make a
"NET SWAP PAYMENT" to the other party that is equal to the excess of the payment that it is obligated to make to the other party as described in the two preceding paragraphs over the payment that it is entitled to receive from that other party as described in the two preceding paragraphs. Any Net Swap Payment owed by the Swap Counterparty with respect to any Distribution Date will be payable on the business day preceding such Distribution Date, while any Net Swap
Payment owed to the Swap Counterparty with respect to any Distribution Date will be payable on such Distribution Date.

         In the event that a Net Swap Payment and/or a Swap Termination Payment
(other than a Swap Termination Payment due to a Swap Counterparty Trigger Event)
is payable to the Swap Counterparty with respect to any Distribution Date, the
Trustee will deduct from Interest Funds for Loan Group 1 and Loan Group 2 the amount of such Net Swap Payment or Swap Termination Payment as described under clause (2) under "-- Distributions -- Distributions of Interest" above (and to the extent that Interest Funds for Loan Group 1 and Loan Group 2 are insufficient, the Trustee will deduct from the Principal Remittance Amount for
Loan Group 1 and Loan Group 2, pro rata on the basis of the respective Principal
Remittance Amounts, any additional amounts necessary to make such Net Swap
Payment and/or Swap Termination Payment due to the Swap Counterparty) and
deposit the amount of such Net Swap Payment or Swap Termination Payment in the
Swap Account maintained on behalf of the swap trust.

         In the event that a Swap Termination Payment due to a Swap Counterparty
Trigger Event is payable to the Swap Counterparty with respect to any
Distribution Date, the Trustee will deduct from Excess Cashflow the amount of such Swap Termination Payment as described under clause A.(6) or clause B.(3), as applicable, under "-- Overcollateralization Provisions --Excess Cashflow"
above and remit such amount to the Swap Account maintained on behalf of the swap trust.

                                       39

         In the event that a Net Swap Payment is payable from the Swap
Counterparty with respect to any Distribution Date, the Swap Contract
Administrator will remit to the Trustee on behalf of the swap trust and for deposit into the Swap Account an amount equal to the sum of (a) any Current
Interest and Interest Carry Forward Amounts with respect to the Swap
Certificates, (b) any Net Rate Carryover with respect to the Swap Certificates and (c) any Unpaid Realized Loss Amounts with respect to the Swap Certificates, in each case that remain unpaid following distribution of the Interest Funds for
Loan Group 1 and Loan Group 2 and the Excess Cashflow for the Distribution Date,
as well as (d) any remaining Overcollateralization Deficiency Amount that remains following distribution of the Interest Funds for Loan Group 1 and Loan
Group 2 and the Excess Cashflow for the Distribution Date. Any portion of any
Net Swap Payment not remitted by the Swap Contract Administrator to the Trustee
(acting as trustee of the swap trust) with respect to any Distribution Date will be remitted to Countrywide Home Loans and will not be available to make distributions in respect of any class of Certificates.

         In the event that the Swap Contract is terminated, Countrywide Home
Loans will be required to assist the Swap Contract Administrator in procuring a replacement swap contract with terms approximating those of the original Swap
Contract. In the event that a Swap Termination Payment was payable by the Swap
Counterparty in connection with the termination of the original Swap Contract, that Swap Termination Payment will be used to pay any upfront amount in connection with the replacement swap contract, and any remaining portion of that
Swap Termination Payment will be distributed to Countrywide Home Loans and will not be available for distribution on any class of Certificates. In the event that the swap counterparty in respect of a replacement swap contract pays any upfront amount to the Swap Contract Administrator in connection with entering into the replacement swap contract, if that upfront amount is received prior to the Distribution Date on which the Swap Termination Payment is due to the Swap
Counterparty under the original Swap Contract, a portion of that upfront amount equal to the lesser of (x) that upfront amount and (y) the amount of the Swap
Termination Payment due to the Swap Counterparty under the original Swap
Contract (the "ADJUSTED REPLACEMENT UPFRONT AMOUNT") will be included in the
Interest Funds for Loan Group 1 and Loan Group 2 on that Distribution Date, to be allocated between Loan Group 1 and Loan Group 2 pro rata based on their respective Interest Funds for that Distribution Date, and any upfront amount paid by the replacement swap counterparty in excess of the Adjusted Replacement
Upfront Amount will be distributed to Countrywide Home Loans, Inc. If that upfront amount is received after the Distribution Date on which the Swap
Termination Payment was due to the Swap Counterparty under the original Swap
Contract, or in the event that the Swap Contract is terminated and no replacement swap contract can be procured on terms approximating those of the original Swap Contract and a Swap Termination Payment was payable by the Swap
Counterparty, that upfront amount or Swap Termination Payment payable by the
Swap Counterparty, as the case may be, will be retained by the Swap Contract
Administrator and remitted to the Trustee on behalf of the swap trust on subsequent Distribution Dates up to and including the Swap Contract Termination
Date to cover the amounts described in clauses (a), (b), (c) and (d) of the preceding paragraph. Following the Swap Contract Termination Date, any remainder of an upfront amount paid by a replacement swap counterparty, or of a Swap
Termination Payment paid by a Swap Counterparty, will be distributed to
Countrywide Home Loans and will not be available to make distributions in respect of any class of Certificates.

         Following the distributions of Excess Cashflow as described under " --
Overcollateralization Provisions --Excess Cashflow", the Trustee, acting on behalf of the swap trust, shall distribute all amounts on deposit in the Swap
Account in the following amounts and order of priority:

                  (1) to the Swap Contract Administrator for payment to the Swap
         Counterparty, any Net Swap Payment payable to the Swap Counterparty with respect to such Distribution Date;

                  (2) to the Swap Contract Administrator for payment to the Swap
         Counterparty, any Swap Termination Payment (other than a Swap
         Termination Payment due to a Swap Counterparty Trigger Event) payable to the Swap Counterparty with respect to such Distribution Date;

                  (3) concurrently to the holders of each class of Class A
         Certificates, any remaining Current Interest and Interest Carry Forward
         Amount, pro rata based on their respective entitlements;

                  (4) sequentially, to the holders of the Class M-1, Class M-2,
         Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and
         Class B Certificates, in that order, in each case in an amount equal to any remaining Current Interest and Interest Carry Forward Amount for
         the class;

                                       40

                  (5) to the holders of the class or classes of Adjustable Rate
         Certificates then entitled to receive distributions in respect of principal, in an aggregate amount equal to the Overcollateralization
         Deficiency Amount remaining unpaid following the distribution of Excess
         Cashflow as described above under " -- Overcollateralization
         Provisions" payable to such holders of each such class in the same manner in which the Extra Principal Distribution Amount in respect of
         Loan Group 1 and Loan Group 2 would be distributed to such classes as described under " -- Overcollateralization Provisions -- Excess
         Cashflow" above;

                  (6) to the holders of each class of Adjustable Rate
         Certificates, to the extent needed to pay any remaining Net Rate
         Carryover for each such class, pro rata, based on the amount of such remaining Net Rate Carryover;

                  (7) concurrently, to the holders of each class of Class A
         Certificates, pro rata based on the remaining Unpaid Realized Loss
         Amounts for those classes, in each case in an amount equal to the remaining Unpaid Realized Loss Amount for the class;

                  (8) sequentially, to the holders of the Class M-1, Class M-2,
         Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and
         Class B Certificates, in that order, in each case in an amount equal to the remaining Unpaid Realized Loss Amount for the class; and

                  (9) to the Swap Contract Administrator for payment to the Swap
         Counterparty, only to the extent necessary to cover any Swap
         Termination Payment due to a Swap Counterparty Trigger Event payable to the Swap Counterparty with respect to such Distribution Date.

         The "SWAP CONTRACT NOTIONAL BALANCE" for each Distribution Date is as described in the following table. In addition, the Distribution Date occurring in the latest calendar month listed in the following table is the date through which the Swap Contract is scheduled to remain in effect and is referred to as the "SWAP CONTRACT TERMINATION DATE" for the Swap Contract.

        MONTH OF      SWAP CONTRACT        MONTH OF      SWAP CONTRACT        MONTH OF      SWAP CONTRACT
      DISTRIBUTION       NOTIONAL        DISTRIBUTION       NOTIONAL        DISTRIBUTION       NOTIONAL
          DATE          BALANCE($)           DATE          BALANCE($)           DATE          BALANCE($)
      -------------   -------------      ------------    -------------      ------------    -------------

    July 2006......   1,021,800,000      December 2007..  682,636,127         May 2009.......  270,095,025
    August 2006....   1,006,122,365      January 2008...  654,045,365         June 2009......  258,228,090
    September 2006.   989,472,274        February 2008..  626,462,856         July 2009......  246,953,007
    October 2006...   971,846,969        March 2008.....  600,090,323         August 2009....  236,151,498
    November 2006..   953,252,497        April 2008.....  574,776,159         September 2009.  225,837,326
    December 2006..   933,701,597        May 2008.......  550,604,377         October 2009...  215,985,507
    January 2007...   913,214,328        June 2008......  528,122,500         November 2009..  206,574,100
    February 2007..   894,751,869        July 2008......  492,623,195         December 2009..  197,820,247
    March 2007.....   875,393,332        August 2008....  456,738,797         January 2010...  189,448,475
    April 2007.....   855,178,758        September 2008.  423,591,259         February 2010..  181,451,376
    May 2007.......   834,158,926        October 2008     393,018,973         March 2010.....  173,791,329
    June 2007......   812,390,843        November 2008..  364,759,625         April 2010.....  166,454,109
    July 2007......   789,916,102        December 2008..  338,373,782         May 2010.......  159,426,128
    August 2007....   771,813,923        January 2009...  321,993,603         June 2010......  152,691,579
    September 2007.   753,226,398        February 2009..  308,140,437         July 2010......  146,244,008
    October 2007...   734,231,814        March 2009.....  294,888,981         August 2010....  140,068,736
    November 2007..   710,519,097        April 2009.....  282,215,893

         A "SWAP TERMINATION PAYMENT" is a termination payment required to be made by either the Swap Contract Administrator or the Swap Counterparty pursuant to the Swap Contract as a result of an early termination of the Swap Contract.

         The Swap Contract will be subject to early termination upon an event of default or an early termination event under the Swap Contract. Events of default under the Swap Contract include, among other things, the following:

                                       41

     o    failure to make a payment due under the Swap Contract, three business days after notice of such failure is received,

     o    certain insolvency or bankruptcy events, and

     o    a merger by the Swap Counterparty without an assumption of its obligations under the Swap Contract.

Early termination events under the Swap Contract include, among other things:

     o    illegality (which generally relates to changes in law causing it to become unlawful for either party (or its guarantor, if applicable) to perform its obligations under the Swap Contract or guaranty, as applicable),

     o    a tax event (which generally relates to either party to the Swap
          Contract receiving a payment under the Swap Contract from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax), and

     o    an amendment to the Pooling and Servicing Agreement that would materially adversely affect the Swap Counterparty is made without the prior written consent of the Swap Counterparty.

         In addition to the termination events specified above, it will be a termination event under the Swap Contract in the event that (A) either (i) the unsecured, long-term senior debt obligations of the Swap Guarantor are rated below "A1" by Moody's or are rated "A1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, short-term debt obligations of the Swap
Guarantor are rated below "P-1" by Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), (B) no short-term rating is available from
Moody's and the unsecured, long-term senior debt obligations of the Swap
Guarantor are rated below "Aa3" by Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), or (C) either (i) the unsecured, short-term debt obligations of the Swap Guarantor are rated below "A-1" by S&P or (ii) if the
Swap Guarantor does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the Swap Guarantor are rated below "A+" by
S&P (such event, "COLLATERALIZATION EVENT"), and the Swap Counterparty does not, within 30 days, (a) cause another entity to replace the Swap Counterparty that satisfies the Swap Counterparty Ratings Requirement and that is approved by the
Swap Contract Administrator on terms substantially similar to the Swap Contract;
(b) obtain a guaranty of, or a contingent agreement of another person that satisfies the Swap Counterparty Ratings Requirement, to honor the Swap
Counterparty's obligations under the Swap Contract, provided that such other person is approved by the Swap Contract Administrator; (c) post collateral satisfactory to the applicable Rating Agencies; or (d) establish any other arrangement satisfactory to the applicable Rating Agency which will be sufficient to restore the immediately prior ratings of the Swap Certificates.

         "SWAP COUNTERPARTY RATINGS REQUIREMENT" means (a) either (i) the unsecured, short-term debt obligations of the substitute counterparty (or its credit support provider) are rated at least "A-1" by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the substitute counterparty (or its credit support provider) are rated at least "A+" by S&P, and (b) either (i)
the unsecured, long-term senior debt obligations of such substitute counterparty
(or its credit support provider) are rated at least "A1" by Moody's (and if rated "A1" by Moody's, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such substitute counterparty (or its credit support provider) are rated at least "P-1" by Moody's (and if rated
"P-1" by Moody's, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such substitute counterparty (or its credit support provider) does not have a short-term debt rating from Moody's, the unsecured, long-term senior debt obligations of such substitute counterparty (or its credit support provider) are rated at least
"Aa3" by Moody's (and if rated "Aa3" by Moody's, such rating is not on watch for possible downgrade).

                                       42

         It will also be a termination event under the Swap Contract in the event that the Swap Guarantor fails to satisfy the following ratings criteria:
(A) the unsecured, long-term senior debt obligations of the Swap Guarantor are rated at least "BBB-" by S&P, and (B) either (i) the unsecured, long-term senior debt obligations of the Swap Guarantor are rated at least "A2" by Moody's
(including if such rating is on watch for possible downgrade) and the unsecured, short-term debt obligations of the Swap Guarantor are rated at least "P-1" by
Moody's (including if such rating is on watch for possible downgrade) or (ii) if the Swap Guarantor does not have a short-term rating from Moody's, the unsecured, long-term senior debt obligations of the Swap Guarantor are rated at least "A1" by Moody's (including if such rating is on watch for possible downgrade); and the Swap Counterparty does not, within 10 days, after the occurrence of such a downgrade or withdrawal by S&P or Moody's, as applicable, take the action described in either clause (a) or (b) of the second preceding paragraph.

         The rating levels and obligations following a ratings downgrade referred to in this section are determined by the Rating Agencies and may be changed by the Rating Agencies prior to the execution of the Swap Contract. As such, this summary is subject to, and qualified in its entirety by reference to, the provisions of the Swap Contract.

         Finally, an additional termination event under the Swap Contract will exist if the Swap Counterparty has failed to deliver any information, report, certification or accountants' consent when and as required under the Securities
Exchange Act of 1934, as amended (the "EXCHANGE ACT") and Item 1115(b)(1) or
(b)(2) of Regulation AB with respect to certain reporting obligations of the
Depositor with respect to the issuing entity, which continues unremedied for the time period provided in the Swap Contract, and the Swap Counterparty fails to transfer the Swap Contract at its sole cost and expense, in whole, but not in part, to a counterparty that, (i) has agreed to deliver any information, report, certification or accountants' consent when and as required under the Exchange
Act and Regulation AB with respect to certain reporting obligations of the
Depositor and the issuing entity, (ii) satisfies any rating requirement set forth in the Swap Contract, and (iii) is approved by the Depositor (which approval shall not be unreasonably withheld) and any rating agency, if applicable.

         "SWAP COUNTERPARTY TRIGGER EVENT" means an event of default under the
Swap Contract with respect to which the Swap Counterparty is the sole defaulting party or a termination event under the Swap Contract (other than illegality or a tax event) with respect to which the Swap Counterparty is the sole affected party or with respect to a termination resulting from a ratings downgrade of the
Swap Counterparty (as described above).

         SRFP is a Delaware corporation based in New York that has been established as an indirect, wholly owned subsidiary of Swiss Reinsurance
Company, a Swiss corporation. In the course of conducting its business, SRFP trades in over-the-counter derivative products and structures and advises on a variety of financial transactions that transfer insurance, market or credit risk to or from capital markets. As of the date of this free writing prospectus, SRFP has a long-term counterparty credit rating of "AA-" and a short-term debt rating of "A-1+" from Standard & Poor's.

         The significance percentage for the Swap Contract is less than 10%. The
"SIGNIFICANCE PERCENTAGE" for the Swap Contract is the percentage that the significance estimate of the Swap Contract represents of the aggregate
Certificate Principal Balance of the Swap Certificates. The "SIGNIFICANCE
ESTIMATE" of the Swap Contract is determined based on a reasonable good-faith estimate of the maximum probable exposure of the Swap Contract, made in substantially the same manner as that used in Countrywide Home Loans' internal risk management process in respect of similar instruments.

         The Certificates do not represent an obligation of the Swap
Counterparty, the Swap Guarantor or the Swap Contract Administrator. The holders of the Certificates are not parties to or beneficiaries under the Swap Contract, the Swap Guaranty or the Swap Contract Administration Agreement and will not have any right to proceed directly against the Swap Counterparty or the Swap
Guarantor in respect of their obligations under the Swap Contract, or against the Swap Contract Administrator in respect of its obligations under the Swap
Contract Administration Agreement.

         The Swap Contract, the Swap Guaranty, the Swap Contract Assignment
Agreement and the Swap Contract Administration Agreement will each be filed with the SEC as an exhibit to a Current Report on Form 8-K after the Closing Date.

                                       43

CALCULATION OF ONE-MONTH LIBOR

         On the second LIBOR Business Day preceding the commencement of each
Accrual Period for the Adjustable Rate Certificates (each such date, an
"INTEREST DETERMINATION DATE"), the Trustee will determine the London interbank offered rate for one-month United States dollar deposits ("ONE-MONTH LIBOR") for the Accrual Period on the basis of such rate as it is quoted on the Bloomberg
Terminal for that Interest Determination Date. If such rate is not quoted on the
Bloomberg terminal (or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the
Trustee), One-Month LIBOR for the applicable Accrual Period will be the
Reference Bank Rate as defined in this free writing prospectus. If no such quotations can be obtained and no Reference Bank Rate is available, One-Month
LIBOR will be the One-Month LIBOR applicable to the preceding Accrual Period.
The "REFERENCE BANK RATE" with respect to any Accrual Period, means the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of
0.03125%) of the offered rates for United States dollar deposits for one month that are quoted by the Reference Banks as of 11:00 a.m., New York City time, on the related Interest Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate
Certificate Principal Balance of all Adjustable Rate Certificates for the
Accrual Period, provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.03125%) of the rates quoted by one or more major banks in New York
City, selected by the Trustee, as of 11:00 a.m., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal
Balance of all Adjustable Rate Certificates for the Accrual Period. As used in this section, "LIBOR BUSINESS DAY" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; and
"REFERENCE BANKS" means leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market:

               (1)  with an established place of business in London,

               (2)  which have been designated as such by the Trustee and

               (3)  which are not controlling, controlled by, or under common control with, the Depositor, Countrywide Servicing or any
                    successor Master Servicer.

         The establishment of One-Month LIBOR on each Interest Determination
Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the Adjustable Rate Certificates for the related Accrual Period will (in the absence of manifest error) be final and binding.

CARRYOVER RESERVE FUND

         The Pooling and Servicing Agreement will require the Trustee to establish an account (the "CARRYOVER RESERVE FUND"), which is held in trust by the Trustee on behalf of the holders of the interest-bearing certificates. On the Closing Date, Countrywide Home Loans will deposit $1,000 in the Carryover
Reserve Fund. The Carryover Reserve Fund will not be an asset of any REMIC.

         On each Distribution Date, to the extent that Excess Cashflow is available as described under "-- Overcollateralization Provisions" above, the
Trustee will deposit in the Carryover Reserve Fund the amount needed to pay any
Net Rate Carryover as described under "-- Overcollateralization Provisions"
above.

         On each Distribution Date, to the extent that Excess Cashflow is available as described under "-- Overcollateralization Provisions" above, the
Trustee will deposit in the Carryover Reserve Fund an amount equal to the excess, if any, of (i) $1,000 over (ii) the amount of funds on deposit in the
Carryover Reserve Fund following all other deposits to, and withdrawals from, the Carryover Reserve Fund on the Distribution Date (the "REQUIRED CARRYOVER
RESERVE FUND DEPOSIT").

                                       44

FINAL MATURITY RESERVE FUND

         The trustee, on behalf of the Swap Trust, will establish and maintain an account (the "FINAL MATURITY RESERVE FUND"), on behalf of the holders of the offered certificates. On the closing date, the depositor will deposit or cause to be deposited $1,000 in the Final Maturity Reserve Fund. The Final Maturity
Reserve Fund will not be an asset of the issuing entity or of any REMIC.

         On each Distribution Date beginning on the Distribution Date in July
2016 up to and including the Final Maturity Reserve Funding Date (defined below), if the aggregate Stated Principal Balance of the Mortgage Loans having an original term to maturity of 40 years as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date)
is greater than the amount specified in the following table for such
Distribution Date (the "REQUIRED DEPOSIT TRIGGER AMOUNT"), the Trustee will deposit an amount equal to the Final Maturity Required Deposit for that
Distribution Date into the Final Maturity Reserve Fund, until the amount on deposit in the Final Maturity Reserve Fund is equal to the Final Maturity
Funding Cap.

         The "FINAL MATURITY REQUIRED DEPOSIT" for any Distribution Date
beginning on the Distribution Date in July 2016 up to and including the Final
Maturity Reserve Funding Date will be equal to the lesser of (a) the product of
(i) 0.80%, (ii) the aggregate Stated Principal Balance of the Mortgage Loans having an original term to maturity of 40 years as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date)
is greater than the amount specified in the 40-Year Collateral Table below for such Distribution Date and (iii) 15.893% and (b) the excess of (i) the Final
Maturity Funding Cap for such Distribution Date over (ii) the amount on deposit in the Final Maturity Reserve Fund immediately prior to such Distribution Date.

                            40-YEAR COLLATERAL TABLE

                               REQUIRED                                  REQUIRED                                REQUIRED
                           DEPOSIT TRIGGER                           DEPOSIT TRIGGER                          DEPOSIT TRIGGER
      DISTRIBUTION DATE       AMOUNT ($)        DISTRIBUTION DATE       AMOUNT ($)      DISTRIBUTION DATE        AMOUNT ($)
      -----------------    ---------------      -----------------    ---------------    -----------------     ---------------

    July 25, 2016........   32,988,247.14    April 25, 2019.......   20,870,968.92    January 25, 2022.....   13,145,392.77
    August 25, 2016......   32,535,464.91    May 25, 2019.........   20,582,158.71    February 25, 2022....   12,961,372.62
    September 25, 2016...   32,088,804.57    June 25, 2019........   20,297,261.29    March 25, 2022.......   12,779,852.61
    October 25, 2016.....   31,648,183.66    July 25, 2019........   20,016,223.90    April 25, 2022.......   12,600,799.05
    November 25, 2016....   31,213,520.84    August 25, 2019......   19,738,994.56    May 25, 2022.........   12,424,178.67
    December 25, 2016....   30,784,735.84    September 25, 2019...   19,465,521.93    June 25, 2022........   12,249,958.64
    January 25, 2017.....   30,361,749.49    October 25, 2019.....   19,195,755.38    July 25, 2022........   12,078,106.60
    February 25, 2017....   29,944,483.70    November 25, 2019....   18,929,644.97    August 25, 2022......   11,908,590.61
    March 25, 2017.......   29,532,861.37    December 25, 2019....   18,667,141.41    September 25, 2022...   11,741,379.15
    April 25, 2017.......   29,126,806.52    January 25, 2020.....   18,408,196.10    October 25, 2022.....   11,576,441.16
    May 25, 2017.........   28,726,244.14    February 25, 2020....   18,152,761.07    November 25, 2022....   11,413,745.94
    June 25, 2017........   28,331,100.22    March 25, 2020.......   17,900,789.01    December 25, 2022....   11,253,263.27
    July 25, 2017........   27,941,301.80    April 25, 2020.......   17,652,233.24    January 25, 2023.....   11,094,963.29
    August 25, 2017......   27,556,776.84    May 25, 2020.........   17,407,047.73    February 25, 2023....   10,938,816.55
    September 25, 2017...   27,177,454.31    June 25, 2020........   17,165,187.03    March 25, 2023.......   10,784,794.00
    October 25, 2017.....   26,803,264.12    July 25, 2020........   16,926,606.33    April 25, 2023.......   10,632,867.00
    November 25, 2017....   26,434,137.14    August 25, 2020......   16,691,261.42    May 25, 2023.........   10,483,007.28
    December 25, 2017....   26,070,005.15    September 25, 2020...   16,459,108.66    June 25, 2023........   10,335,186.93
    January 25, 2018.....   25,710,800.84    October 25, 2020.....   16,230,105.05    July 25, 2023........   10,189,378.45
    February 25, 2018....   25,356,457.85    November 25, 2020....   16,004,208.13    August 25, 2023......   10,045,554.68
    March 25, 2018.......   25,006,910.66    December 25, 2020....   15,781,376.00    September 25, 2023...    9,903,688.87
    April 25, 2018.......   24,662,094.66    January 25, 2021.....   15,561,567.35    October 25, 2023.....    9,763,754.58
    May 25, 2018.........   24,321,946.11    February 25, 2021....   15,344,741.42    November 25, 2023....    9,625,725.74
    June 25, 2018........   23,986,402.13    March 25, 2021.......   15,130,858.01    December 25, 2023....    9,489,576.65
    July 25, 2018........   23,655,400.67    April 25, 2021.......   14,919,877.43    January 25, 2024.....    9,355,281.95
    August 25, 2018......   23,328,880.53    May 25, 2021.........   14,711,760.56    February 25, 2024....    9,222,816.61
    September 25, 2018...   23,006,781.33    June 25, 2021........   14,506,468.76    March 25, 2024.......    9,092,155.93
    October 25, 2018.....   22,689,043.48    July 25, 2021........   14,303,963.97    April 25, 2024.......    8,963,275.58
    November 25, 2018....   22,375,608.24    August 25, 2021......   14,104,208.59    May 25, 2024.........    8,836,151.51
    December 25, 2018....   22,066,417.62    September 25, 2021...   13,907,165.57    June 25, 2024........    8,710,760.03
    January 25, 2019.....   21,761,414.43    October 25, 2021.....   13,712,798.30    July 25, 2024........    8,587,077.76
    February 25, 2019....   21,460,542.24    November 25, 2021....   13,521,070.74    August 25, 2024......    8,465,081.61
    March 25, 2019.......   21,163,745.38    December 25, 2021....   13,331,947.26    September 25, 2024...    8,344,748.83

                                       45

                               REQUIRED                                  REQUIRED                                REQUIRED
                           DEPOSIT TRIGGER                           DEPOSIT TRIGGER                          DEPOSIT TRIGGER
      DISTRIBUTION DATE       AMOUNT ($)        DISTRIBUTION DATE       AMOUNT ($)      DISTRIBUTION DATE        AMOUNT ($)
      -----------------    ---------------      -----------------    ---------------    -----------------     ---------------

    October 25, 2024.....    8,226,056.97       December 25, 2028....  3,965,433.15       February 25, 2033....    1,834,590.27
    November 25, 2024....    8,108,983.89       January 25, 2029.....  3,906,688.17       March 25, 2033.......    1,805,362.57
    December 25, 2024....    7,993,507.72       February 25, 2029....  3,848,751.97       April 25, 2033.......    1,776,543.65
    January 25, 2025.....    7,879,606.91       March 25, 2029.......  3,791,613.61       May 25, 2033.........    1,748,127.96
    February 25, 2025....    7,767,260.19       April 25, 2029.......  3,735,262.30       June 25, 2033........    1,720,110.01
    March 25, 2025.......    7,656,446.58       May 25, 2029.........  3,679,687.38       July 25, 2033........    1,692,484.41
    April 25, 2025.......    7,547,145.39       June 25, 2029........  3,624,878.36       August 25, 2033......    1,665,245.82
    May 25, 2025.........    7,439,336.19       July 25, 2029........  3,570,824.86       September 25, 2033...    1,638,388.98
    June 25, 2025........    7,332,998.84       August 25, 2029......  3,517,516.64       October 25, 2033.....    1,611,908.69
    July 25, 2025........    7,228,113.45       September 25, 2029...  3,464,943.64       November 25, 2033....    1,585,799.87
    August 25, 2025......    7,124,660.43       October 25, 2029.....  3,413,095.89       December 25, 2033....    1,560,057.42
    September 25, 2025...    7,022,620.44       November 25, 2029....  3,361,963.58       January 25, 2034.....    1,534,676.40
    October 25, 2025.....    6,921,974.39       December 25, 2029....  3,311,537.02       February 25, 2034....    1,509,651.88
    November 25, 2025....    6,822,703.46       January 25, 2030.....  3,261,806.66       March 25, 2034.......    1,484,979.02
    December 25, 2025....    6,724,789.07       February 25, 2030....  3,212,763.05       April 25, 2034.......    1,460,653.02
    January 25, 2026.....    6,628,212.91       March 25, 2030.......  3,164,396.92       May 25, 2034.........    1,436,669.18
    February 25, 2026....    6,532,956.89       April 25, 2030.......  3,116,699.08       June 25, 2034........    1,413,022.84
    March 25, 2026.......    6,439,003.20       May 25, 2030.........  3,069,660.49       July 25, 2034........    1,389,709.40
    April 25, 2026.......    6,346,334.24       June 25, 2030........  3,023,272.21       August 25, 2034......    1,366,724.35
    May 25, 2026.........    6,254,932.65       July 25, 2030........  2,977,525.43       September 25, 2034...    1,344,063.20
    June 25, 2026........    6,164,781.30       August 25, 2030......  2,932,411.47       October 25, 2034.....    1,321,721.55
    July 25, 2026........    6,075,863.34       September 25, 2030...  2,887,921.75       November 25, 2034....    1,299,695.06
    August 25, 2026......    5,988,162.06       October 25, 2030.....  2,844,047.83       December 25, 2034....    1,277,979.44
    September 25, 2026...    5,901,661.05       November 25, 2030....  2,800,781.33       January 25, 2035.....    1,256,570.45
    October 25, 2026.....    5,816,344.09       December 25, 2030....  2,758,114.06       February 25, 2035....    1,235,463.92
    November 25, 2026....    5,732,195.16       January 25, 2031.....  2,716,037.87       March 25, 2035.......    1,214,655.72
    December 25, 2026....    5,649,198.51       February 25, 2031....  2,674,544.76       April 25, 2035.......    1,194,141.80
    January 25, 2027.....    5,567,338.56       March 25, 2031.......  2,633,626.83       May 25, 2035.........    1,173,918.15
    February 25, 2027....    5,486,599.93       April 25, 2031.......  2,593,276.28       June 25, 2035........    1,153,980.81
    March 25, 2027.......    5,406,967.48       May 25, 2031.........  2,553,485.43       July 25, 2035........    1,134,325.88
    April 25, 2027.......    5,328,426.27       June 25, 2031........  2,514,246.68       August 25, 2035......    1,114,949.52
    May 25, 2027.........    5,250,961.54       July 25, 2031........  2,475,552.55       September 25, 2035...    1,095,847.93
    June 25, 2027........    5,174,558.74       August 25, 2031......  2,437,395.65       October 25, 2035.....    1,077,017.37
    July 25, 2027........    5,099,203.52       September 25, 2031...  2,399,768.70       November 25, 2035....    1,058,454.13
    August 25, 2027......    5,024,881.71       October 25, 2031.....  2,362,664.53       December 25, 2035....    1,040,154.58
    September 25, 2027...    4,951,579.36       November 25, 2031....  2,326,076.02       January 25, 2036.....    1,022,115.12
    October 25, 2027.....    4,879,282.67       December 25, 2031....  2,289,996.20       February 25, 2036....    1,004,332.21
    November 25, 2027....    4,807,978.05       January 25, 2032.....  2,254,418.15       March 25, 2036.......      986,802.33
    December 25, 2027....    4,737,652.09       February 25, 2032....  2,219,335.08       April 25, 2036.......      969,522.05
    January 25, 2028.....    4,668,291.57       March 25, 2032.......  2,184,740.27       May 25, 2036.........      952,487.96
    February 25, 2028....    4,599,883.40       April 25, 2032.......  2,150,627.10       June 25, 2036........      935,696.70
    March 25, 2028.......    4,532,414.74       May 25, 2032.........  2,116,989.02       July 25, 2036........      919,144.95
    April 25, 2028.......    4,465,872.86       June 25, 2032........  2,083,819.60       August 25, 2036......      902,829.45
    May 25, 2028.........    4,400,245.24       July 25, 2032........  2,051,112.47       September 25, 2036...      886,746.98
    June 25, 2028........    4,335,519.52       August 25, 2032......  2,018,861.37       October 25, 2036.....      870,894.34
    July 25, 2028........    4,271,683.48       September 25, 2032...  1,987,060.08       November 25, 2036....      855,268.40
    August 25, 2028......    4,208,725.10       October 25, 2032.....  1,955,702.53       December 25, 2036....      839,866.08
    September 25, 2028...    4,146,632.52       November 25, 2032....  1,924,782.67
    October 25, 2028.....    4,085,394.00       December 25, 2032....  1,894,294.57
    November 25, 2028....    4,024,998.01       January 25, 2033.....  1,864,232.36

         The "FINAL MATURITY FUNDING CAP" for any Distribution Date beginning with the Distribution Date in July 2016 will equal to the lesser of (i) the aggregate Certificate Principal Balance of the Adjustable Rate Certificates
immediately prior to that Distribution Date and (ii) the aggregate Stated
Principal Balance of all outstanding Mortgage Loans with original terms to maturity of 40 years as of the as of the first day of the related Due Period
(after giving effect to principal prepayments received during the Prepayment
Period that ends during such Due Period).

         The "FINAL MATURITY RESERVE FUNDING DATE" is the earlier of (i) the
Distribution Date on which the amount on deposit in the Final Maturity Reserve
Fund is equal to the Final Maturity Funding Cap and (ii) the Last Scheduled
Distribution Date.

                                       46

         On the Distribution Date in December 2036, all amounts on deposit in the Final Maturity Reserve Fund will be distributed in the following order of priority:

                  (1) concurrently, to the Classes of the Senior Certificates, pro rata, until the until the aggregate Certificate Principal Balance thereof is reduced to zero;

                  (2) sequentially, to the Class M-1, Class M-2, Class M-3,
         Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B
         Certificates, in that order, in each case until the Certificate
         Principal Balance thereof is reduced to zero; and

                  (3) to the Class C Certificates, all remaining amounts.

         If the mortgage loans are purchased in connection with an optional termination of the issuing entity, the funds on deposit in the Final Maturity
Reserve Fund will be used to make payments in accordance with clause (3) above after application of the purchase price pursuant to the exercise of the optional termination.

APPLIED REALIZED LOSS AMOUNTS

         If on any Distribution Date, after giving effect to the distributions described above, the aggregate Certificate Principal Balance of the Adjustable
Rate Certificates exceeds the sum of the aggregate Stated Principal Balance of the Mortgage Loans and the amount on deposit in the Pre-Funding Account, the amount of the excess will be applied first to reduce the Certificate Principal
Balances of the Class B, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4,
Class M-3, Class M-2 and Class M-1 Certificates, in that order, in each case until the Certificate Principal Balance of the class has been reduced to zero.
After the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero, (i) if the Certificate Principal Balance of the Class 1-A
Certificates exceeds the aggregate Stated Principal Balance of the Mortgage
Loans in Loan Group 1, the amount of such excess will be applied to reduce the
Certificate Principal Balance of the Class 1-A Certificates, until the
Certificate Principal Balance thereof has been reduced to zero, and (ii) if the aggregate Certificate Principal Balance of the Class 2-A Certificates exceeds the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2,
the amount of such excess will be applied to reduce the Certificate Principal
Balance of each class of Class 2-A Certificates, pro rata, until the Certificate
Principal Balances of such classes have been reduced to zero. A reduction described in this paragraph is referred to as an "APPLIED REALIZED LOSS AMOUNT."

         If the Certificate Principal Balance of a class of Certificates has been reduced through the application of Applied Realized Loss Amounts as described above, interest will accrue on the Certificate Principal Balance as so reduced unless the Certificate Principal Balance is subsequently increased due to the allocation of Subsequent Recoveries to the Certificate Principal Balance
of the class as described in the definition of "Certificate Principal Balance"
described in this free writing prospectus under "-- Glossary of Terms --
Definitions Related to Distribution Dates and Collections."

                                       47

                                                                         ANNEX A

                        THE STATISTICAL CALCULATION POOL

      The following information sets forth in tabular format certain information, as of the Statistical Calculation Date, about the Mortgage Loans included in the Statistical Calculation Pool in respect of Loan Group 1, Loan
Group 2 and the Statistical Calculation Pool as a whole. Other than with respect to rates of interest, percentages are approximate. In addition, the percentages in the column entitled "Percent of Aggregate Principal Balance Outstanding" are
stated by that portion of the Statistical Calculation Date Pool Principal
Balance representing Loan Group 1, Loan Group 2 or the Statistical Calculation
Pool as a whole. The sum of the columns below may not equal the total indicated
due to rounding. In addition, each weighted average Credit Bureau Risk Score set forth below has been calculated without regard to any Mortgage Loan for which the Credit Bureau Risk Score is unknown.

                             GROUP 1 MORTGAGE LOANS

                                        MORTGAGE LOAN PROGRAMS FOR THE GROUP 1 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
                               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
MORTGAGE LOAN PROGRAM            LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

30-Year 6-month LIBOR .......       51    $    11,651,139        2.99%    $   228,454     8.558%     359.47        592        82.0%
2/28 6-month LIBOR ..........    1,365        216,151,664       55.52         158,353     9.004      359.45        589        79.8
2/38 6-month LIBOR ..........      264         57,751,045       14.83         218,754     7.677      479.64        586        73.7
2/28 6-month LIBOR -
  24-month Interest Only ....       23          4,168,474        1.07         181,238     8.806      356.86        615        84.3
2/28 6-month LIBOR -
  60-month Interest Only ....      379         81,276,516       20.87         214,450     8.129      359.70        624        80.6
3/27 6-month LIBOR ..........       86         11,828,194        3.04         137,537     9.131      358.40        581        80.1
3/37 6-month LIBOR ..........        8          1,574,150        0.40         196,769     7.622      480.00        577        75.1
3/27 6-month LIBOR -
  36-month Interest Only ....        4          1,039,250        0.27         259,813     7.795      356.31        612        76.7
3/27 6-month LIBOR -
  60-month Interest Only ....       13          2,426,450        0.62         186,650     8.139      358.82        630        77.0
5/25 6-month LIBOR ..........        6            933,526        0.24         155,588     8.520      359.69        609        78.6
5/35 6-month LIBOR ..........        3            555,000        0.14         185,000     7.694      480.00        567        72.1
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,202    $   389,355,410      100.00%
                               =========  ===============   ===========

                                  ORIGINAL TERMS TO STATED MATURITY FOR THE GROUP 1 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
                               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
ORIGINAL TERM (MONTHS)           LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

ARM 360 .....................    1,927    $   329,475,214       84.62%    $   170,978     8.763%     359.43        598        80.1%
ARM 480 .....................      275         59,880,195       15.38         217,746     7.676      479.65        585        73.7
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,202    $   389,355,410      100.00%
                               =========  ===============   ===========

                                       A-1

                                   MORTGAGE LOAN PRINCIPAL BALANCES FOR THE GROUP 1 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
RANGE OF MORTGAGE LOAN         MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
PRINCIPAL BALANCES               LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

$25,000.01 - $50,000.00 .....        9    $       433,597        0.11%    $    48,177     9.457%     373.01        586        62.9%
$50,000.01 - $75,000.00 .....      167         10,846,380        2.79          64,948     9.563      360.95        603        80.8
$75,000.01 - $100,000.00 ....      246         21,670,243        5.57          88,090     9.204      363.64        595        80.6
$100,000.01 - $150,000.00 ...      601         74,495,849       19.13         123,953     8.966      370.13        593        80.1
$150,000.01 - $200,000.00 ...      468         81,882,026       21.03         174,962     8.476      379.16        596        79.1
$200,000.01 - $250,000.00 ...      278         61,936,182       15.91         222,792     8.389      382.91        593        77.1
$250,000.01 - $300,000.00 ...      204         56,203,524       14.44         275,507     8.290      381.48        597        78.7
$300,000.01 - $350,000.00 ...      115         37,508,370        9.63         326,160     8.500      378.19        597        79.9
$350,000.01 - $400,000.00 ...       85         31,898,994        8.19         375,282     8.300      391.87        600        79.3
$400,000.01 - $450,000.00 ...       22          9,093,724        2.34         413,351     8.335      385.88        595        77.8
$450,000.01 - $500,000.00 ...        6          2,806,521        0.72         467,754     9.398      359.00        623        78.6
$550,000.01 - $600,000.00 ...        1            580,000        0.15         580,000    10.800      360.00        673       100.0
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,202    $   389,355,410      100.00%
                               =========  ===============   ===========

                                       A-2

                            STATE DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR THE GROUP 1 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
                               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
STATE                            LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

Alabama .....................       28    $     3,237,006        0.83%    $   115,607     9.819%     363.59        571        84.5%
Alaska ......................        4            980,473        0.25         245,118    10.108      359.08        638        96.4
Arizona .....................      150         28,178,509        7.24         187,857     8.305      384.33        593        79.3
Arkansas ....................        6            937,274        0.24         156,212     9.702      358.42        599        90.0
California ..................      248         66,994,850       17.21         270,141     7.905      400.24        595        71.5
Colorado ....................       47          7,856,597        2.02         167,162     8.500      368.51        620        82.0
Connecticut .................       38          6,724,657        1.73         176,965     8.918      370.59        588        81.8
Delaware ....................        9          1,480,981        0.38         164,553     8.811      374.83        568        78.7
District of Columbia ........        8          1,983,420        0.51         247,927     7.878      369.39        596        65.0
Florida .....................      282         51,828,404       13.31         183,789     8.620      378.34        592        79.0
Georgia .....................      130         18,609,564        4.78         143,150     9.228      361.80        600        83.1
Hawaii ......................        5          1,662,638        0.43         332,528     9.200      358.98        602        76.1
Idaho .......................       17          2,284,823        0.59         134,401     8.564      375.15        597        81.3
Illinois ....................      127         20,685,587        5.31         162,879     8.797      364.29        612        82.5
Indiana .....................       37          4,112,198        1.06         111,140     9.244      369.10        587        85.7
Iowa ........................        6            613,482        0.16         102,247     9.824      359.86        583        88.2
Kansas ......................        8          1,142,142        0.29         142,768     9.763      359.21        583        90.1
Kentucky ....................       18          2,269,719        0.58         126,096     9.580      359.64        576        85.2
Louisiana ...................       12          1,565,056        0.40         130,421     9.438      359.01        592        84.7
Maine .......................        4          1,082,132        0.28         270,533     8.378      358.50        587        86.7
Maryland ....................       50         10,518,452        2.70         210,369     8.253      382.26        588        77.6
Massachusetts ...............       41         10,324,000        2.65         251,805     8.575      369.63        591        78.4
Michigan ....................       80          9,080,151        2.33         113,502     9.097      366.98        600        84.2
Minnesota ...................       36          6,917,638        1.78         192,157     9.028      372.99        607        81.4
Mississippi .................        7            962,032        0.25         137,433     9.432      359.76        564        84.5
Missouri ....................       41          4,936,567        1.27         120,404     9.272      359.51        599        85.6
Montana .....................        8          1,335,776        0.34         166,972     8.211      368.50        607        79.8
Nebraska ....................        2            213,800        0.05         106,900     9.125      360.00        563        86.6
Nevada ......................       49         10,673,044        2.74         217,817     8.489      385.43        592        78.1
New Hampshire ...............       12          2,305,968        0.59         192,164     8.137      364.20        610        76.2
New Jersey ..................       47         10,989,408        2.82         233,817     8.868      381.71        580        78.8
New Mexico ..................        6          1,025,098        0.26         170,850     9.250      359.22        605        79.5
New York ....................       42         10,267,782        2.64         244,471     8.522      379.07        592        75.7
North Carolina ..............       33          4,485,492        1.15         135,924     9.112      366.76        586        83.4
North Dakota ................        2            255,360        0.07         127,680    10.065      360.00        677        77.4
Ohio ........................       45          4,805,369        1.23         106,786     9.359      366.68        593        84.8
Oklahoma ....................       18          1,841,157        0.47         102,286     9.745      365.78        576        86.0
Oregon ......................       28          5,347,160        1.37         190,970     8.405      379.59        609        81.1
Pennsylvania ................       44          5,707,672        1.47         129,720     9.177      372.13        590        81.2
South Carolina ..............       21          2,383,540        0.61         113,502     9.192      358.95        580        84.8
South Dakota ................        1            112,500        0.03         112,500     8.830      360.00        664        90.0
Tennessee ...................       34          3,854,465        0.99         113,367     9.095      375.21        607        84.7
Texas .......................      149         15,347,845        3.94         103,006     9.133      363.61        606        83.3
Utah ........................       31          4,773,301        1.23         153,977     8.563      363.87        620        84.5
Vermont .....................        3            560,989        0.14         186,996     8.451      359.07        582        82.4
Virginia ....................       69         13,583,248        3.49         196,859     8.060      386.65        592        77.4
Washington ..................       89         18,224,806        4.68         204,773     8.264      377.65        598        80.4
West Virginia ...............        3            420,724        0.11         140,241     8.896      359.67        658        76.8
Wisconsin ...................       23          3,267,832        0.84         142,080     9.821      359.41        601        80.8
Wyoming .....................        4            604,720        0.16         151,180     9.075      360.00        590        78.9
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,202    $   389,355,410      100.00%
                               =========  ===============   ===========

                                       A-3

                                         LOAN-TO-VALUE RATIOS FOR THE GROUP 1 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
RANGE OF LOAN-TO-VALUE         MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
RATIOS (%)                       LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

50.00 or Less ...............       75    $    11,637,906        2.99%    $   155,172     8.023%     400.42        570        41.9%
50.01 - 55.00 ...............       31          5,539,526        1.42         178,694     8.110      378.04        573        52.7
55.01 - 60.00 ...............       53         10,347,872        2.66         195,243     8.282      383.09        567        58.1
60.01 - 65.00 ...............       80         17,886,520        4.59         223,582     8.100      403.83        577        63.1
65.01 - 70.00 ...............      143         29,349,817        7.54         205,243     8.183      384.92        570        68.5
70.01 - 75.00 ...............      189         38,214,451        9.81         202,193     8.244      389.34        582        73.7
75.01 - 80.00 ...............      793        124,899,641       32.08         157,503     8.492      375.68        605        79.5
80.01 - 85.00 ...............      234         46,461,541       11.93         198,554     8.780      374.19        585        84.5
85.01 - 90.00 ...............      404         75,118,562       19.29         185,937     8.842      371.82        612        89.7
90.01 - 95.00 ...............      148         23,144,542        5.94         156,382     9.636      360.47        608        94.7
95.01 - 100.00 ..............       52          6,755,032        1.73         129,904     9.899      362.05        636       100.0
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,202    $   389,355,410      100.00%
                               =========  ===============   ===========

                                        CURRENT MORTGAGE RATES FOR THE GROUP 1 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
RANGE OF CURRENT MORTGAGE      MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
RATES (%)                        LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

5.001 - 5.500 ...............        3    $       574,798        0.15%    $   191,599     5.500%     359.82        616        59.4%
5.501 - 6.000 ...............       12          2,538,686        0.65         211,557     5.904      373.46        652        77.1
6.001 - 6.500 ...............       28          6,510,871        1.67         232,531     6.344      384.94        639        71.0
6.501 - 7.000 ...............       90         20,504,160        5.27         227,824     6.835      404.11        604        72.8
7.001 - 7.500 ...............      191         40,912,136       10.51         214,200     7.328      399.63        610        76.5
7.501 - 8.000 ...............      326         66,692,900       17.13         204,579     7.803      395.43        601        75.5
8.001 - 8.500 ...............      333         62,073,248       15.94         186,406     8.318      390.51        596        77.6
8.501 - 9.000 ...............      340         56,104,463       14.41         165,013     8.805      361.27        596        80.5
9.001 - 9.500 ...............      306         48,036,657       12.34         156,983     9.312      359.40        594        82.6
9.501 - 10.000 ..............      284         44,433,707       11.41         156,457     9.766      359.36        585        82.6
10.001 - 10.500 .............      161         22,015,300        5.65         136,741    10.304      359.61        576        84.3
10.501 - 11.000 .............       85         12,418,942        3.19         146,105    10.785      359.48        569        86.6
11.001 - 11.500 .............       32          4,621,596        1.19         144,425    11.212      359.58        577        87.4
11.501 - 12.000 .............        8          1,199,314        0.31         149,914    11.713      359.77        589        83.2
12.001 - 12.500 .............        3            718,633        0.18         239,544    12.125      359.17        580        75.7
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,202    $   389,355,410      100.00%
                               =========  ===============   ===========

                                       A-4

                                    TYPES OF MORTGAGED PROPERTIES FOR THE GROUP 1 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
                               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
MORTGAGED PROPERTY TYPE          LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

Single Family Residence .....    1,676    $   290,855,242       74.70%    $   173,541     8.577%     379.08        595        79.1%
Planned Unit Development ....      313         58,523,571       15.03         186,976     8.514      375.37        597        79.9
Low-Rise Condominium ........      139         22,886,642        5.88         164,652     8.872      369.14        599        80.6
Two Family Home .............       46          9,227,622        2.37         200,600     9.174      376.52        583        73.5
Three Family Home ...........       15          4,470,371        1.15         298,025     8.483      377.88        642        77.3
High-Rise Condominium .......        9          1,875,437        0.48         208,382     8.307      381.63        622        66.6
Four Family Home ............        4          1,516,525        0.39         379,131     8.311      390.04        655        81.1
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,202    $   389,355,410      100.00%
                               =========  ===============   ===========

                                            LOAN PURPOSES FOR THE GROUP 1 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
                               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
LOAN PURPOSE                     LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

Refinance - Cash Out ........    1,417    $   284,854,114       73.16%    $   201,026     8.467%     381.93        588        77.3%
Purchase ....................      707         89,548,898       23.00         126,660     9.027      365.83        621        84.7
Refinance - Rate/Term .......       78         14,952,399        3.84         191,697     8.457      373.73        611        80.7
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,202    $   389,355,410      100.00%
                               =========  ===============   ===========

                                           OCCUPANCY TYPES FOR THE GROUP 1 MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
                               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
OCCUPANCY TYPE                   LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

Owner Occupied ..............    2,041    $   361,118,192       92.75%    $   176,932     8.544%     379.09        592        78.7%
Investment Property .........      131         22,019,661        5.66         168,089     9.225      363.81        649        84.8
Second Home .................       30          6,217,557        1.60         207,252     9.374      359.49        638        82.0
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,202    $   389,355,410      100.00%
                               =========  ===============   ===========

____________
(1)   Based on representations by the Mortgagors at the time of origination of the related Mortgage Loans.

                                       A-5

                                  REMAINING TERMS TO STATED MATURITY FOR THE GROUP 1 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
RANGE OF REMAINING TERMS       MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
(MONTHS)                         LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

301 - 360 ...................    1,927    $   329,475,214       84.62%    $   170,978     8.763%     359.43        598        80.1%
Greater than 360 ............      275         59,880,195       15.38         217,746     7.676      479.65        585        73.7
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,202    $   389,355,410      100.00%
                               =========  ===============   ===========

                                       LOAN DOCUMENTATION TYPES FOR THE GROUP 1 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
                               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
LOAN DOCUMENTATION TYPE          LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

Full Documentation ..........    1,415    $   232,713,095       59.77%    $   164,462     8.490%     375.96        587        80.1%
Stated Income ...............      787        156,642,315       40.23         199,037     8.752      380.83        610        77.7
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,202    $   389,355,410      100.00%
                               =========  ===============   ===========

                                     CREDIT BUREAU RISK SCORES(1) FOR THE GROUP 1 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
RANGE OF CREDIT BUREAU RISK    MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
SCORES                           LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

801 - 820 ...................        1    $        54,150        0.01%    $    54,150     9.250%     360.00        802        95.0%
781 - 800 ...................        2            432,250        0.11         216,125     9.319      360.00        789        95.0
761 - 780 ...................        6          1,242,455        0.32         207,076     7.846      359.61        775        76.7
741 - 760 ...................       13          2,517,754        0.65         193,673     9.082      359.68        748        86.8
721 - 740 ...................       15          2,575,750        0.66         171,717     7.856      379.29        728        78.9
701 - 720 ...................       32          5,920,527        1.52         185,016     8.065      377.71        710        85.0
681 - 700 ...................       55         11,334,580        2.91         206,083     8.108      366.48        689        82.2
661 - 680 ...................      109         18,614,479        4.78         170,775     8.369      367.30        670        83.2
641 - 660 ...................      163         28,218,137        7.25         173,117     8.295      373.94        650        81.5
621 - 640 ...................      248         42,545,660       10.93         171,555     8.453      375.17        631        81.2
601 - 620 ...................      317         59,952,896       15.40         189,126     8.325      379.14        611        80.6
581 - 600 ...................      353         59,104,953       15.18         167,436     8.613      375.85        591        80.4
561 - 580 ...................      331         58,456,119       15.01         176,605     8.706      380.32        571        79.0
541 - 560 ...................      227         40,409,340       10.38         178,015     8.779      390.21        551        75.7
521 - 540 ...................      185         32,511,818        8.35         175,740     9.137      378.08        531        74.2
501 - 520 ...................      136         24,079,720        6.18         177,057     9.059      380.59        511        71.6
500 or Less .................        9          1,384,822        0.36         153,869     9.510      358.49        500        74.0
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,202    $   389,355,410      100.00%
                               =========  ===============   ===========

____________
(1)   The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Group 1 Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

                                       A-6

                                       CREDIT GRADE CATEGORIES FOR THE GROUP 1 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
                               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
CREDIT GRADE CATEGORY            LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

A ...........................    1,677    $   295,766,389       75.96%    $   176,366     8.574%     377.38        604        80.5%
A- ..........................      117         24,636,131        6.33         210,565     8.460      384.49        572        77.0
B ...........................      157         29,007,533        7.45         184,761     8.775      379.30        569        73.5
C ...........................      125         21,410,881        5.50         171,287     8.778      377.67        570        72.1
C- ..........................      110         16,095,748        4.13         146,325     8.587      375.69        587        77.9
D ...........................       16          2,438,728        0.63         152,420     8.890      377.14        547        66.2
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,202    $   389,355,410      100.00%
                               =========  ===============   ===========

                                      PREPAYMENT PENALTY PERIODS FOR THE GROUP 1 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
PREPAYMENT PENALTY PERIOD      MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
(MONTHS)                         LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

0 ...........................      587    $   106,868,739       27.45%    $   182,059     8.987%     368.85        600        79.8%
12 ..........................       61         10,829,909        2.78         177,539     8.847      367.18        601        76.9
24 ..........................    1,471        257,979,540       66.26         175,377     8.438      382.52        594        78.9
36 ..........................       83         13,677,221        3.51         164,786     8.308      370.47        596        78.7
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,202    $   389,355,410      100.00%
                               =========  ===============   ===========

                          MONTHS TO NEXT ADJUSTMENT DATE FOR THE GROUP 1 MORTGAGE LOANS
                                       IN THE STATISTICAL CALCULATION POOL

                                 WEIGHTED
                                 AVERAGE                                   PERCENT OF                   WEIGHTED
                                MONTHS TO                  AGGREGATE       AGGREGATE       AVERAGE       AVERAGE
                                   NEXT      NUMBER OF     PRINCIPAL       PRINCIPAL       CURRENT        GROSS
RANGE OF MONTHS TO NEXT         ADJUSTMENT   MORTGAGE       BALANCE         BALANCE       PRINCIPAL     MORTGAGE
ADJUSTMENT DATE                    DATE        LOANS      OUTSTANDING     OUTSTANDING      BALANCE        RATE
-----------------------------   ----------   ---------   -------------    -----------    ----------     ---------

0 - 6 .......................        5            51     $  11,651,139        2.99%      $  228,454       8.558%
19 - 24 .....................       24         2,031       359,347,700       92.29          176,931       8.590
32 - 37 .....................       34           111        16,868,044        4.33          151,964       8.765
38 or Greater ...............       60             9         1,488,526        0.38          165,392       8.212
                                             ---------   -------------    -----------
  TOTAL/AVG./WTD. AVG .......                  2,202     $ 389,355,410      100.00%
                                             =========   =============    ===========

                                WEIGHTED      WEIGHTED
                                 AVERAGE      AVERAGE      WEIGHTED
                                REMAINING      CREDIT       AVERAGE
RANGE OF MONTHS TO NEXT           TERM         BUREAU      LOAN-TO-
ADJUSTMENT DATE                 (MONTHS)     RISK SCORE   VALUE RATIO
-----------------------------   ---------    ----------   -----------

0 - 6 .......................    359.47         592          82.0%
19 - 24 .....................    378.79         597          79.0
32 - 37 .....................    369.68         590          79.0
38 or Greater ...............    404.54         593          76.1

  TOTAL/AVG./WTD. AVG .......

                                       A-7

                                            GROSS MARGINS FOR THE GROUP 1 MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
                               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
RANGE OF GROSS MARGINS (%)       LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

1.000 or Less ...............        1    $       287,000        0.07%    $   287,000     5.700%     480.00        705        76.1%
1.001 - 2.000 ...............        1            169,000        0.04         169,000     8.380      360.00        577        54.2
2.001 - 3.000 ...............        4            667,250        0.17         166,813     8.088      360.00        691        83.8
3.001 - 4.000 ...............       16          2,979,344        0.77         186,209     8.582      369.90        605        72.5
4.001 - 5.000 ...............       80         13,753,216        3.53         171,915     7.900      369.80        612        77.9
5.001 - 6.000 ...............      382         71,023,684       18.24         185,926     7.948      379.76        605        76.5
6.001 - 7.000 ...............      912        162,704,753       41.79         178,404     8.432      383.64        590        78.7
7.001 - 8.000 ...............      592        105,675,293       27.14         178,506     9.081      374.12        593        80.2
8.001 - 9.000 ...............      162         25,955,670        6.67         160,220     9.432      361.57        607        83.5
9.001 - 10.000 ..............       49          5,857,876        1.50         119,548    10.263      358.90        600        89.1
10.001 - 11.000 .............        3            282,323        0.07          94,108    10.811      358.89        572        93.6
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,202    $   389,355,410      100.00%
                               =========  ===============   ===========

____________
(1)   The weighted average Gross Margin for the Group 1 Mortgage Loans in the
      Statistical Calculation Pool as of the Cut-off Date was approximately
      6.703%.

                                        MAXIMUM MORTGAGE RATES FOR THE GROUP 1 MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
RANGE OF MAXIMUM MORTGAGE      MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
RATES (%)                        LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

11.501 - 12.000 .............        1    $       297,500        0.08%    $   297,500     6.000%     360.00        740        85.0%
12.001 - 12.500 .............        8          1,759,498        0.45         219,937     6.070      359.59        635        70.4
12.501 - 13.000 .............       27          5,813,484        1.49         215,314     6.472      380.76        628        74.8
13.001 - 13.500 .............       72         15,886,775        4.08         220,650     6.998      387.93        619        73.8
13.501 - 14.000 .............      153         33,476,040        8.60         218,798     7.308      395.26        603        73.1
14.001 - 14.500 .............      202         42,745,186       10.98         211,610     7.617      397.43        605        76.2
14.501 - 15.000 .............      310         61,505,380       15.80         198,404     7.984      393.80        598        76.6
15.001 - 15.500 .............      326         59,146,265       15.19         181,430     8.480      387.53        594        79.0
15.501 - 16.000 .............      329         54,403,871       13.97         165,361     8.984      359.72        590        80.6
16.001 - 16.500 .............      270         41,099,216       10.56         152,219     9.363      359.42        596        82.5
16.501 - 17.000 .............      238         35,735,113        9.18         150,148     9.790      359.39        590        83.7
17.001 - 17.500 .............      145         19,688,569        5.06         135,783    10.320      359.63        578        84.5
17.501 - 18.000 .............       79         11,461,468        2.94         145,082    10.790      359.54        570        86.3
18.001 - 18.500 .............       32          4,595,997        1.18         143,625    11.245      359.50        571        86.5
18.501 - 19.000 .............        8          1,199,314        0.31         149,914    11.713      359.77        589        83.2
19.001 - 19.500 .............        2            541,732        0.14         270,866    12.125      359.55        596        79.0
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,202    $   389,355,410      100.00%
                               =========  ===============   ===========

____________
(1)   The weighted average Maximum Mortgage Rate for the Group 1 Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date was
      approximately 15.393%.

                                       A-8

                                      INITIAL PERIODIC RATE CAPS FOR THE GROUP 1 MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
INITIAL PERIODIC RATE          MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
CAP (%)                          LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

1.000 .......................       57    $    12,590,487        3.23%    $   220,886     8.564%     359.47        594        82.5%
1.500 .......................    1,691        288,701,839       74.15         170,728     8.645      379.30        597        79.5
2.000 .......................        7          1,469,028        0.38         209,861     8.909      358.92        579        84.8
3.000 .......................      445         86,131,256       22.12         193,553     8.435      376.09        594        77.2
6.000 .......................        1            252,800        0.06         252,800     7.450      360.00        619        80.0
7.000 .......................        1            210,000        0.05         210,000     6.950      480.00        556        47.4
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,202    $   389,355,410      100.00%
                               =========  ===============   ===========

____________
(1)   The weighted average Initial Periodic Rate Cap for the Group 1 Mortgage
      Loans in the Statistical Calculation Pool as of the Cut-off Date was
      approximately 1.823%.

                                    SUBSEQUENT PERIODIC RATE CAPS FOR THE GROUP 1 MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
SUBSEQUENT PERIODIC RATE       MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
CAP (%)                          LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

1.000 .......................      469    $    92,587,007       23.78%    $   197,414     8.454%     372.10        594        78.0%
1.500 .......................    1,732        296,660,483       76.19         171,282     8.640      379.74        597        79.5
3.000 .......................        1            107,920        0.03         107,920     9.150      360.00        595        80.0
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,202    $   389,355,410      100.00%
                               =========  ===============   ===========

____________
(1)   The weighted average Subsequent Periodic Rate Cap for the Group 1 Mortgage
      Loans in the Statistical Calculation Pool as of the Cut-off Date was
      approximately 1.382%.

                                        MINIMUM MORTGAGE RATES FOR THE GROUP 1 MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
RANGE OF MINIMUM MORTGAGE      MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
RATES (%)                        LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

4.001 - 5.000 ...............        3    $       658,275        0.17%    $   219,425     6.765%     359.68        626        78.4%
5.001 - 6.000 ...............       45          9,166,481        2.35         203,700     7.100      378.85        615        76.3
6.001 - 7.000 ...............      149         33,482,061        8.60         224,712     7.096      397.29        606        73.2
7.001 - 8.000 ...............      522        107,643,667       27.65         206,214     7.712      395.51        603        76.0
8.001 - 9.000 ...............      638        110,684,754       28.43         173,487     8.564      376.30        596        79.2
9.001 - 10.000 ..............      562         87,528,030       22.48         155,744     9.533      359.38        591        82.7
Greater than 10.000 .........      283         40,192,141       10.32         142,022    10.629      359.57        575        85.2
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,202    $   389,355,410      100.00%
                               =========  ===============   ===========

____________
(1)   The weighted average Minimum Mortgage Rate for the Group 1 Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date was
      approximately 8.492%.

                                       A-9

                                        NEXT ADJUSTMENT DATES FOR THE GROUP 1 MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
                               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
NEXT ADJUSTMENT DATE             LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

August 2006 .................        3    $       896,693        0.23%    $   298,898     8.273%     356.00        554        85.6%
September 2006 ..............        1            103,761        0.03         103,761     7.375      357.00        517        87.4
October 2006 ................        1            222,465        0.06         222,465     8.250      358.00        591        75.0
November 2006 ...............        8          1,844,669        0.47         230,584     9.286      359.00        588        84.6
December 2006 ...............       17          3,866,950        0.99         227,468     8.916      360.00        593        82.2
January 2007 ................       21          4,716,600        1.21         224,600     8.075      360.00        602        80.4
February 2008 ...............       71         12,268,862        3.15         172,801     8.727      356.00        582        79.8
March 2008 ..................       33          7,135,084        1.83         216,215     8.761      357.00        591        79.3
April 2008 ..................       72         13,548,341        3.48         188,171     8.638      389.51        587        74.7
May 2008 ....................      463         82,365,136       21.15         177,894     8.542      379.59        596        78.8
June 2008 ...................      891        160,419,081       41.20         180,044     8.621      383.00        597        79.4
July 2008 ...................      501         83,611,196       21.47         166,889     8.537      373.40        600        79.1
February 2009 ...............       29          4,404,494        1.13         151,879     8.845      356.08        585        82.4
March 2009 ..................        4          1,080,580        0.28         270,145     9.416      357.00        586        80.0
April 2009 ..................        4            759,745        0.20         189,936     9.084      358.00        623        83.3
May 2009 ....................       25          3,648,170        0.94         145,927     8.792      359.00        598        81.0
June 2009 ...................       30          4,315,905        1.11         143,864     8.421      388.68        598        76.4
July 2009 ...................       19          2,659,150        0.68         139,955     8.796      384.50        563        73.2
May 2011 ....................        2            293,826        0.08         146,913     8.630      359.00        587        73.3
June 2011 ...................        3            555,000        0.14         185,000     7.694      480.00        567        72.1
July 2011 ...................        4            639,700        0.16         159,925     8.469      360.00        619        81.0
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,202    $   389,355,410      100.00%
                               =========  ===============   ===========

____________
(1)   The weighted average Next Adjustment Date for the Group 1 Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date is May 2008.

                                        INTEREST ONLY PERIODS FOR THE GROUP 1 MORTGAGE LOANS
                                                IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT     CURRENT    REMAINING     CREDIT     LOAN-TO-
INTEREST ONLY PERIOD           MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
(MONTHS)                         LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

0 ...........................    1,783    $   300,444,719       77.16%    $   168,505     8.725%     383.37        588        78.7%
24 ..........................       23          4,168,474        1.07         181,238     8.806      356.86        615        84.3
36 ..........................        4          1,039,250        0.27         259,813     7.795      356.31        612        76.7
60 ..........................      392         83,702,966       21.50         213,528     8.129      359.67        624        80.5
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,202    $   389,355,410      100.00%
                               =========  ===============   ===========

                                      A-10

                             GROUP 2 MORTGAGE LOANS

                                       MORTGAGE LOAN PROGRAMS FOR THE GROUP 2 MORTGAGE LOANS
                                                IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
                               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
MORTGAGE LOAN PROGRAM            LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

30 Year 6-month LIBOR .......       23    $     7,911,015        1.92%    $   343,957     7.900%     356.35        627        81.4%
1/29 6-month LIBOR ..........        1            103,771        0.03         103,771     7.125      284.00        715        61.9
30 Year 12-month LIBOR ......        3          1,277,428        0.31         425,809     7.000      350.75        627        85.1
2/18 6-month LIBOR ..........        1             52,107        0.01          52,107    11.190      177.00        553        82.0
2/28 6-month LIBOR ..........    1,005        166,381,204       40.32         165,553     9.225      348.75        603        82.4
2/38 6-month LIBOR ..........      137         45,803,779       11.10         334,334     7.857      479.59        625        78.5
2/28 6-month LIBOR -
   120-month Interest Only ..        3          1,027,500        0.25         342,500     7.455      352.92        624        78.5
2/28 6-month LIBOR -
   24-month Interest Only ...       46         12,674,835        3.07         275,540     8.299      354.37        616        83.8
2/28 6-month LIBOR -
   60-month Interest Only ...      314         90,071,176       21.83         286,851     8.309      359.07        639        80.8
3/12 6-month LIBOR ..........        1             22,164        0.01          22,164    12.400      113.00        552        65.0
3/22 6-month LIBOR ..........        1             26,909        0.01          26,909    13.300      236.00        509        80.0
3/1 12-month LIBOR ..........        3            249,181        0.06          83,060     6.527      351.79        589        74.8
3/27 6-month LIBOR ..........      383         53,153,672       12.88         138,782     8.710      342.24        585        80.6
3/37 6-month LIBOR ..........        1            327,653        0.08         327,653     7.875      479.00        642        95.0
3/27 6-month LIBOR -
   120-Month Interest Only ..        3          1,059,250        0.26         353,083     7.071      354.35        686        85.2
3/27 6-month LIBOR -
   36-Month Interest Only ...       37         10,172,136        2.47         274,923     7.407      352.57        592        81.1
3/27 6-month LIBOR -
   60-Month Interest Only ...       25          6,525,845        1.58         261,034     7.389      351.37        625        81.7
3/1 12-month LIBOR -
   120-Month Interest Only ..        1            238,000        0.06         238,000     6.125      354.00        732        48.6
3/1 36-month LIBOR -
   36-Month Interest Only ...        1          1,699,765        0.41       1,699,765     5.500      353.00        556        63.0
5/1 12-month LIBOR ..........        3            694,419        0.17         231,473     6.017      354.83        728        79.5
5/25 6-month LIBOR ..........        2            718,193        0.17         359,096     8.011      357.91        692        79.8
5/35 6-month LIBOR ..........        4          1,331,500        0.32         332,875     7.577      480.00        580        70.8
5/25 6-month LIBOR 120-Year
   Fixed ....................        5          1,229,034        0.30         245,807     6.153      351.48        611        74.3
5/25 6-month LIBOR 60-Year
   Fixed ....................        1            248,868        0.06         248,868     6.500      358.00        642        80.0
5/1 12-month LIBOR 60-Month
   Interest Only ............       11          2,921,870        0.71         265,625     6.450      351.98        705        72.6
7/1 12-month LIBOR ..........        1            431,395        0.10         431,395     5.750      346.00        757        71.2
7/1 12-month LIBOR 84-Month
   Interest Only ............       10          5,376,649        1.30         537,665     6.594      352.98        688        71.8
10/1 12-month LIBOR .........        1            560,386        0.14         560,386     7.500      355.00        500        75.0
10/1 12 month LIBOR
   120-Month Interest Only ..        2            367,051        0.09         183,525     5.782      350.19        689        76.5
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,029    $   412,656,753      100.00%
                               =========  ===============   ===========

                                      A-11

                                  ORIGINAL TERMS TO STATED MATURITY FOR THE GROUP 2 MORTGAGE LOANS
                                                IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
                               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
ORIGINAL TERM (MONTHS)           LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

ARM 180 .....................        1    $        22,164        0.01%    $    22,164    12.400%     113.00        552        65.0%
ARM 240 .....................        1             52,107        0.01          52,107    11.190      177.00        553        82.0
ARM 300 .....................        1             26,909        0.01          26,909    13.300      236.00        509        80.0
ARM 360 .....................    1,884        365,092,641       88.47         193,786     8.647      351.05        613        81.3
ARM 480 .....................      142         47,462,931       11.50         334,246     7.849      479.60        624        78.4
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,029    $   412,656,753      100.00%
                               =========  ===============   ===========

                                  MORTGAGE LOAN PRINCIPAL BALANCES FOR THE GROUP 2 MORTGAGE LOANS
                                                IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
RANGE OF MORTGAGE LOAN         MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
PRINCIPAL BALANCES               LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

$0.01 - $25,000.00 ..........       23    $       473,548        0.11%    $    20,589    12.089%     275.91        582        70.0%
$25,000.01 - $50,000.00 .....      131          4,934,920        1.20          37,671    11.417      289.42        563        71.6
$50,000.01 - $75,000.00 .....      222         13,868,873        3.36          62,472    10.374      316.50        580        81.0
$75,000.01 - $100,000.00 ....      187         16,466,669        3.99          88,057     9.682      331.66        580        82.2
$100,000.01 - $150,000.00 ...      373         46,239,844       11.21         123,967     8.957      352.14        597        81.8
$150,000.01 - $200,000.00 ...      288         50,503,411       12.24         175,359     8.667      360.75        610        81.6
$200,000.01 - $250,000.00 ...      234         52,558,886       12.74         224,611     8.453      367.31        618        81.4
$250,000.01 - $300,000.00 ...      152         41,671,058       10.10         274,152     8.332      370.04        621        82.1
$300,000.01 - $350,000.00 ...      104         33,505,927        8.12         322,172     8.400      377.38        615        82.7
$350,000.01 - $400,000.00 ...       95         35,622,395        8.63         374,973     8.159      370.15        631        83.3
$400,000.01 - $450,000.00 ...       68         29,148,580        7.06         428,656     8.097      379.97        624        79.0
$450,000.01 - $500,000.00 ...       55         26,157,899        6.34         475,598     8.027      382.35        627        79.2
$500,000.01 - $550,000.00 ...       35         18,627,159        4.51         532,205     7.984      385.10        611        80.0
$550,000.01 - $600,000.00 ...       26         14,968,577        3.63         575,714     8.650      380.47        616        79.4
$600,000.01 - $650,000.00 ...       10          6,242,402        1.51         624,240     8.330      369.63        633        80.5
$650,000.01 - $700,000.00 ...        5          3,364,039        0.82         672,808     8.185      383.71        647        82.9
$700,000.01 - $750,000.00 ...       10          7,301,200        1.77         730,120     8.299      383.30        672        79.2
$750,000.01 - $800,000.00 ...        1            772,000        0.19         772,000     7.750      480.00        533        80.0
$800,000.01 - $850,000.00 ...        4          3,350,500        0.81         837,625     8.433      359.51        622        65.1
$850,000.01 - $900,000.00 ...        2          1,764,500        0.43         882,250     8.393      419.30        629        82.5
Greater than $900,000.00 ....        4          5,114,365        1.24       1,278,591     7.150      356.03        605        70.4
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,029    $   412,656,753      100.00%
                               =========  ===============   ===========

                                      A-12

                             STATE DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR THE GROUP 2 MORTGAGE LOANS
                                                  IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
                               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
STATE                            LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

Alabama .....................       37    $     6,076,710        1.47%    $   164,235     8.579%     356.05        600        84.7%
Alaska ......................        1            345,630        0.08         345,630     9.500      359.00        571        95.0
Arizona .....................       85         18,821,091        4.56         221,425     8.506      363.46        615        79.9
Arkansas ....................       12            627,223        0.15          52,269    10.167      329.83        590        86.7
California ..................      294        106,051,671       25.70         360,720     7.961      388.02        629        78.8
Colorado ....................       30          5,564,161        1.35         185,472     8.364      361.49        591        81.3
Connecticut .................       14          4,332,001        1.05         309,429     8.484      357.40        614        78.1
Delaware ....................        4            832,574        0.20         208,143     8.629      356.17        592        78.8
District of Columbia ........        6          2,319,464        0.56         386,577     7.949      387.18        618        77.4
Florida .....................      192         42,069,080       10.19         219,110     8.703      375.36        633        81.1
Georgia .....................       97         14,926,199        3.62         153,878     9.469      346.58        599        82.6
Hawaii ......................       14          6,222,492        1.51         444,464     8.155      373.60        629        72.9
Idaho .......................       14          2,747,137        0.67         196,224     9.848      337.95        598        85.1
Illinois ....................       97         19,082,766        4.62         196,730     9.357      353.12        610        82.7
Indiana .....................       42          3,107,861        0.75          73,997     9.945      321.64        569        83.1
Iowa ........................        6            383,500        0.09          63,917     8.152      342.63        533        80.1
Kansas ......................       11            826,734        0.20          75,158    10.264      323.08        604        81.8
Kentucky ....................       23          1,744,998        0.42          75,869     9.623      333.30        562        82.7
Louisiana ...................       32          4,211,511        1.02         131,610     8.432      355.23        597        85.0
Maine .......................        2            197,418        0.05          98,709     8.818      358.25        599        88.2
Maryland ....................       34          9,811,799        2.38         288,582     8.260      372.49        613        78.9
Massachusetts ...............       32          9,911,377        2.40         309,731     8.169      362.87        581        79.0
Michigan ....................       79          9,593,062        2.32         121,431     9.291      339.43        574        83.6
Minnesota ...................       24          4,664,965        1.13         194,374     8.881      361.29        595        85.2
Mississippi .................       26          3,127,392        0.76         120,284     8.614      366.66        608        85.3
Missouri ....................       34          3,313,290        0.80          97,450     8.777      344.49        568        80.6
Montana .....................        8          1,034,651        0.25         129,331     8.919      333.62        561        84.4
Nevada ......................       67         17,164,321        4.16         256,184     8.214      365.34        628        83.2
New Hampshire ...............        7          1,245,186        0.30         177,884     8.266      353.42        603        83.4
New Jersey ..................       53         13,310,754        3.23         251,146     8.130      364.67        630        82.9
New Mexico ..................       17          3,423,040        0.83         201,355     8.433      349.95        610        75.9
New York ....................       51         12,448,165        3.02         244,082     7.946      353.54        613        79.8
North Carolina ..............       57          6,134,677        1.49         107,626     9.919      338.67        588        83.7
North Dakota ................        2            114,177        0.03          57,089     9.518      331.17        605        76.5
Ohio ........................       77          7,471,424        1.81          97,031     9.700      319.85        577        81.3
Oklahoma ....................       25          1,660,695        0.40          66,428    10.138      326.95        584        84.6
Oregon ......................       19          2,841,210        0.69         149,537     8.311      358.42        629        78.6
Pennsylvania ................       61          8,294,666        2.01         135,978     9.364      343.22        609        80.3
Rhode Island ................        3            947,692        0.23         315,897     8.345      384.50        609        77.0
South Carolina ..............       23          2,500,887        0.61         108,734     9.263      338.87        576        85.7
South Dakota ................        2            191,043        0.05          95,521     9.053      356.02        640        80.0
Tennessee ...................       42          4,095,298        0.99          97,507     9.232      336.44        585        82.7
Texas .......................      127         17,439,106        4.23         137,316     9.074      358.74        600        85.8
Utah ........................       18          3,393,183        0.82         188,510     9.051      363.22        608        82.6
Vermont .....................        3            574,406        0.14         191,469     8.244      355.96        633        87.3
Virginia ....................       41         11,414,336        2.77         278,398     8.651      366.64        608        83.2
Washington ..................       54         12,303,867        2.98         227,849     8.190      362.11        630        78.7
West Virginia ...............        7            545,683        0.13          77,955    10.608      334.69        565        79.5
Wisconsin ...................       16          1,545,906        0.37          96,619    10.187      338.15        588        83.4
Wyoming .....................        7          1,650,273        0.40         235,753     7.452      365.88        663        80.8
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,029    $   412,656,753      100.00%
                               =========  ===============   ===========

                                      A-13

                                        LOAN-TO-VALUE RATIOS FOR THE GROUP 2 MORTGAGE LOANS
                                                IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
RANGE OF LOAN-TO-VALUE         MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
RATIOS (%)                       LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

50.00 or Less ...............       31    $     3,622,463        0.88%    $   116,854     7.950%     350.67        603        39.1%
50.01 - 55.00 ...............       13          2,625,989        0.64         201,999     7.154      360.15        631        53.5
55.01 - 60.00 ...............       37          6,184,785        1.50         167,156     8.200      363.13        578        58.1
60.01 - 65.00 ...............       48         10,708,701        2.60         223,098     7.928      368.74        618        63.1
65.01 - 70.00 ...............       96         17,446,676        4.23         181,736     8.469      362.89        594        68.8
70.01 - 75.00 ...............      159         28,338,970        6.87         178,233     8.514      359.15        597        74.1
75.01 - 80.00 ...............      996        213,465,732       51.73         214,323     8.333      371.98        628        79.9
80.01 - 85.00 ...............      179         32,482,751        7.87         181,468     9.236      354.59        589        84.6
85.01 - 90.00 ...............      268         61,886,758       15.00         230,921     8.766      358.68        603        89.5
90.01 - 95.00 ...............      140         27,050,615        6.56         193,219     9.316      360.81        598        94.9
95.01 - 100.00 ..............       62          8,843,312        2.14         142,634     9.630      355.59        615        99.9
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,029    $   412,656,753      100.00%
                               =========  ===============   ===========

                                       CURRENT MORTGAGE RATES FOR THE GROUP 2 MORTGAGE LOANS
                                                IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
RANGE OF CURRENT MORTGAGE      MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
RATES (%)                        LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

4.501 - 5.000 ...............        2    $       335,824        0.08%    $   167,912     4.959%     345.92        551        59.2%
5.001 - 5.500 ...............       10          5,007,072        1.21         500,707     5.463      351.91        628        70.8
5.501 - 6.000 ...............       27          9,947,275        2.41         368,418     5.811      365.44        648        71.5
6.001 - 6.500 ...............       57         15,012,937        3.64         263,385     6.333      352.73        618        78.3
6.501 - 7.000 ...............      100         27,817,665        6.74         278,177     6.834      365.24        622        78.7
7.001 - 7.500 ...............      155         38,386,948        9.30         247,658     7.305      378.74        628        79.4
7.501 - 8.000 ...............      234         59,572,502       14.44         254,583     7.828      393.54        627        80.0
8.001 - 8.500 ...............      286         70,303,719       17.04         245,817     8.312      387.56        622        80.9
8.501 - 9.000 ...............      234         53,234,979       12.90         227,500     8.794      361.13        613        82.6
9.001 - 9.500 ...............      169         35,124,108        8.51         207,835     9.295      357.99        615        83.4
9.501 - 10.000 ..............      203         36,955,605        8.96         182,047     9.781      353.01        600        83.7
10.001 - 10.500 .............      133         19,083,398        4.62         143,484    10.339      342.60        592        84.0
10.501 - 11.000 .............      142         18,709,051        4.53         131,754    10.797      334.53        590        84.1
11.001 - 11.500 .............      113         11,444,827        2.77         101,282    11.283      315.23        566        81.0
11.501 - 12.000 .............       78          7,128,512        1.73          91,391    11.770      303.05        587        82.6
12.001 - 12.500 .............       37          2,257,167        0.55          61,005    12.286      287.98        562        73.6
12.501 - 13.000 .............       15            623,164        0.15          41,544    12.814      299.97        600        71.0
13.001 - 13.500 .............       15            851,035        0.21          56,736    13.258      290.83        572        75.4
13.501 - 14.000 .............        9            396,384        0.10          44,043    13.758      295.00        560        79.6
Greater than 14.000 .........       10            464,585        0.11          46,458    14.597      292.64        523        72.8
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,029    $   412,656,753      100.00%
                               =========  ===============   ===========

                                      A-14

                                    TYPES OF MORTGAGED PROPERTIES FOR THE GROUP 2 MORTGAGE LOANS
                                                IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
                               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
MORTGAGED PROPERTY TYPE          LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

Single Family Residence .....    1,463    $   282,420,685       68.44%    $   193,042     8.533%     366.11        611        80.8%
Planned Unit Development ....      327         83,612,081       20.26         255,694     8.563      367.09        618        82.2
Low-Rise Condominium ........      136         27,443,439        6.65         201,790     8.407      366.46        638        80.3
Two Family Home .............       36          8,592,701        2.08         238,686     8.457      351.03        614        81.6
Three Family Home ...........        9          4,346,479        1.05         482,942     8.242      395.82        640        72.3
High-Rise Condominium .......       47          3,413,721        0.83          72,632    11.010      303.12        576        75.0
Manufactured Housing(1) .....        8          1,908,915        0.46         238,614    10.207      366.22        622        82.6
Four Family Home ............        3            918,732        0.22         306,244     9.422      357.45        693        80.0
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,029    $   412,656,753      100.00%
                               =========  ===============   ===========

____________
(1)   Treated as real property.

                                            LOAN PURPOSES FOR THE GROUP 2 MORTGAGE LOANS
                                                IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
                               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
LOAN PURPOSE                     LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

Refinance - Cash Out ........    1,365    $   285,079,137       69.08%    $   208,849     8.550%     369.27        623        82.6%
Purchase ....................      575        116,375,222       28.20         202,392     8.532      360.93        592        77.1
Refinance - Rate/Term .......       89         11,202,393        2.71         125,870     8.974      327.71        611        78.3
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,029    $   412,656,753      100.00%
                               =========  ===============   ===========

                                           OCCUPANCY TYPES FOR THE GROUP 2 MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
                               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
OCCUPANCY TYPE                   LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

Owner Occupied ..............    1,921    $   392,298,487       95.07%    $   204,216     8.558%     366.12        613        81.2%
Investment Property .........       91         14,773,718        3.58         162,349     8.776      361.58        652        76.8
Second Home .................       17          5,584,547        1.35         328,503     7.855      353.67        641        75.2
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,029    $   412,656,753      100.00%
                               =========  ===============   ===========

____________
(1)   Based on representations by the Mortgagors at the time of origination of the related Mortgage Loans.

                                      A-15

                                 REMAINING TERMS TO STATED MATURITY FOR THE GROUP 2 MORTGAGE LOANS
                                                IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
RANGE OF REMAINING TERMS       MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
(MONTHS)                         LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

1 - 120 .....................        1    $        22,164        0.01%    $    22,164    12.400%     113.00        552        65.0%
121 - 180 ...................        1             52,107        0.01          52,107    11.190      177.00        553        82.0
181 - 300 ...................      379         26,638,233        6.46          70,286    11.194      286.73        574        77.0
301 - 360 ...................    1,506        338,481,317       82.02         224,755     8.447      356.10        616        81.6
Greater than 360 ............      142         47,462,931       11.50         334,246     7.849      479.60        624        78.4
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,029    $   412,656,753      100.00%
                               =========  ===============   ===========

                                      LOAN DOCUMENTATION TYPES FOR THE GROUP 2 MORTGAGE LOANS
                                                IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
                               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
LOAN DOCUMENTATION TYPE          LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

Full Documentation ..........    1,209    $   212,162,405       51.41%    $   175,486     8.582%     363.55        597        81.8%
Stated Income ...............      812        197,705,004       47.91         243,479     8.555      368.39        632        80.0
NINA ........................        8          2,789,344        0.68         348,668     6.625      352.08        708        79.6
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,029    $   412,656,753      100.00%
                               =========  ===============   ===========

                                    CREDIT BUREAU RISK SCORES(1) FOR THE GROUP 2 MORTGAGE LOANS
                                                IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
RANGE OF CREDIT BUREAU RISK    MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
SCORES                           LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

781 - 800 ...................        5    $       866,445        0.21%    $   173,289     7.330%     353.18        790        77.4%
761 - 780 ...................       12          4,447,304        1.08         370,609     7.304      373.43        774        77.8
741 - 760 ...................       18          5,015,736        1.22         278,652     8.024      383.30        750        80.0
721 - 740 ...................       37          9,005,385        2.18         243,389     7.889      378.34        730        81.2
701 - 720 ...................       54         14,293,017        3.46         264,686     7.587      369.15        712        80.4
681 - 700 ...................       92         24,530,825        5.94         266,639     7.983      369.07        690        78.7
661 - 680 ...................      116         28,629,303        6.94         246,804     8.183      370.29        670        79.7
641 - 660 ...................      194         47,513,115       11.51         244,913     8.417      370.53        649        81.9
621 - 640 ...................      237         50,997,481       12.36         215,179     8.851      362.47        630        81.1
601 - 620 ...................      279         60,323,494       14.62         216,213     8.431      373.86        611        81.9
581 - 600 ...................      282         52,361,129       12.69         185,678     8.763      367.69        590        80.9
561 - 580 ...................      208         37,704,521        9.14         181,272     9.041      358.40        570        83.3
541 - 560 ...................      174         29,549,438        7.16         169,824     8.760      359.36        551        80.6
521 - 540 ...................      118         20,400,458        4.94         172,885     8.664      365.83        530        78.8
501 - 520 ...................       97         14,139,601        3.43         145,769     9.136      351.10        512        79.6
500 or Less .................      106         12,879,500        3.12         121,505     9.145      330.98        481        80.8
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,029    $   412,656,753      100.00%
                               =========  ===============   ===========

____________
(1)   The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Group 2 Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

                                      A-16

                                       CREDIT GRADE CATEGORIES FOR THE GROUP 2 MORTGAGE LOANS
                                                IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE      AVERAGE    AVERAGE     AVERAGE     AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT       GROSS    REMAINING     CREDIT     LOAN-TO-
                               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
CREDIT GRADE CATEGORY           LOANS       OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

A ...........................    1,509    $   335,238,040       81.24%    $   222,159     8.380%     367.65        623        81.5%
A- ..........................      144         20,729,150        5.02         143,952     9.570      327.69        582        79.2
B ...........................      163         24,235,648        5.87         148,685     9.284      364.75        581        79.1
C ...........................      138         19,321,195        4.68         140,009     9.379      365.60        579        77.1
C- ..........................       67         12,176,958        2.95         181,746     8.868      379.69        566        79.6
D ...........................        8            955,763        0.23         119,470     9.248      391.87        591        51.5
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,029    $   412,656,753      100.00%
                               =========  ===============   ===========

                                     PREPAYMENT PENALTY PERIODS FOR THE GROUP 2 MORTGAGE LOANS
                                                IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE      AVERAGE    AVERAGE     AVERAGE     AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT       GROSS    REMAINING     CREDIT     LOAN-TO-
PREPAYMENT PENALTY PERIOD      MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
(MONTHS)                        LOANS       OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

0 ...........................      541    $   129,401,906       31.36%    $   239,190     8.731%     361.23        622        81.0%
3 ...........................        1             66,904        0.02          66,904     9.625      276.00        605        80.0
12 ..........................       78         20,805,469        5.04         266,737     8.474      369.77        611        80.3
24 ..........................    1,019        216,554,778       52.48         212,517     8.397      374.75        616        81.2
30 ..........................        3            415,398        0.10         138,466     8.835      338.01        582        81.5
36 ..........................      321         39,589,524        9.59         123,332     8.697      337.06        586        80.0
60 ..........................       66          5,822,773        1.41          88,224     9.924      317.98        593        78.0
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,029    $   412,656,753      100.00%
                               =========  ===============   ===========

                                   MONTHS TO NEXT ADJUSTMENT DATE FOR THE GROUP 2 MORTGAGE LOANS
                                                IN THE STATISTICAL CALCULATION POOL

                        WEIGHTED
                        AVERAGE                               PERCENT OF                WEIGHTED   WEIGHTED     WEIGHTED   WEIGHTED
                       MONTHS TO     NUMBER     AGGREGATE      AGGREGATE     AVERAGE    AVERAGE     AVERAGE     AVERAGE     AVERAGE
                          NEXT         OF       PRINCIPAL      PRINCIPAL     CURRENT     GROSS     REMAINING     CREDIT    LOAN-TO-
RANGE OF MONTHS TO     ADJUSTMENT   MORTGAGE     BALANCE        BALANCE     PRINCIPAL   MORTGAGE     TERM        BUREAU      VALUE
NEXT ADJUSTMENT DATE      DATE       LOANS     OUTSTANDING    OUTSTANDING    BALANCE      RATE     (MONTHS)    RISK SCORE    RATIO
---------------------  ----------   --------   ------------   -----------   ---------   --------   ---------   ----------  ---------

0 - 6................          4        449    $ 41,022,095        9.94%    $  91,363    10.468%     304.51       587         78.6%
7 - 12...............         11         14       2,510,193        0.61       179,299     6.928      342.32       627         78.2
13 - 18..............         16        155      28,125,699        6.82       181,456     7.623      351.54       580         83.0
19 - 24..............         23      1,062     266,497,750       64.58       250,940     8.604      379.72       624         81.5
25 - 31..............         28        261      50,939,638       12.34       195,171     7.750      352.17       587         80.8
32 - 37..............         34         48       9,682,015        2.35       201,709     9.262      362.27       611         82.2
38 or Greater........         68         40      13,879,364        3.36       346,984     6.651      365.05       670         73.3
                                    --------   ------------   -----------
 TOTAL/AVG./WTD. AVG.                 2,029    $412,656,753      100.00%
                                    ========   ============   ===========

                                      A-17

                                            GROSS MARGINS FOR THE GROUP 2 MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE      AVERAGE    AVERAGE     AVERAGE     AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT       GROSS    REMAINING     CREDIT     LOAN-TO-
RANGE OF GROSS                 MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
MARGINS (%)                     LOANS       OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

1.001 - 2.000 ...............        2    $     1,100,117        0.27%    $   550,059     5.612%     355.55        702        75.5%
2.001 - 3.000 ...............       47         16,523,572        4.00         351,565     6.478      352.15        662        73.5
3.001 - 4.000 ...............        5          1,143,399        0.28         228,680     7.207      355.64        689        79.2
4.001 - 5.000 ...............       51         10,591,437        2.57         207,675     7.873      347.78        636        80.4
5.001 - 6.000 ...............      345         59,940,210       14.53         173,740     8.340      350.03        618        78.9
6.001 - 7.000 ...............      783        153,518,534       37.20         196,065     8.414      373.50        609        80.8
7.001 - 8.000 ...............      550        120,962,503       29.31         219,932     8.866      371.39        615        82.2
8.001 - 9.000 ...............      192         39,606,378        9.60         206,283     9.229      356.33        601        83.0
9.001 - 10.000 ..............       42          7,248,122        1.76         172,574    10.045      354.99        590        84.5
10.001 - 11.000 .............       11          1,972,131        0.48         179,285    11.578      353.42        622        92.3
11.001 - 12.000 .............        1             50,350        0.01          50,350    12.740      360.00        548        95.0
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,029    $   412,656,753      100.00%
                               =========  ===============   ===========

____________
(1)   The weighted average Gross Margin for the Group 2 Mortgage Loans in the
      Statistical Calculation Pool as of the Cut-off Date was approximately
      6.709%.

                                       MAXIMUM MORTGAGE RATES FOR THE GROUP 2 MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE      AVERAGE    AVERAGE     AVERAGE     AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT       GROSS    REMAINING     CREDIT     LOAN-TO-
RANGE OF MAXIMUM MORTGAGE      MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
RATES (%)                       LOANS       OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

10.001 - 10.500 .............        4    $     1,687,640        0.41%    $   421,910     5.500%     347.21        734        79.2%
10.501 - 11.000 .............        8          2,540,028        0.62         317,503     5.760      350.66        680        63.6
11.001 - 11.500 .............        9          4,525,456        1.10         502,828     5.893      354.57        627        68.1
11.501 - 12.000 .............        9          2,877,309        0.70         319,701     6.159      355.70        682        80.2
12.001 - 12.500 .............       20          6,549,998        1.59         327,500     6.665      352.85        621        73.5
12.501 - 13.000 .............       48         14,713,887        3.57         306,539     6.453      361.42        632        78.3
13.001 - 13.500 .............       73         19,221,810        4.66         263,312     6.811      356.65        627        80.1
13.501 - 14.000 .............      118         32,177,607        7.80         272,692     7.260      374.72        621        78.1
14.001 - 14.500 .............      180         40,407,118        9.79         224,484     7.638      381.23        619        80.4
14.501 - 15.000 .............      235         57,882,072       14.03         246,307     8.030      389.50        622        80.6
15.001 - 15.500 .............      248         62,055,190       15.04         250,223     8.402      389.33        621        81.2
15.501 - 16.000 .............      219         47,671,600       11.55         217,679     8.953      359.92        609        82.5
16.001 - 16.500 .............      164         32,256,120        7.82         196,684     9.390      356.84        611        83.4
16.501 - 17.000 .............      193         33,661,881        8.16         174,414     9.871      350.05        603        84.1
17.001 - 17.500 .............      138         18,225,718        4.42         132,070    10.447      336.88        592        83.0
17.501 - 18.000 .............      119         15,511,922        3.76         130,352    10.841      336.73        588        84.0
18.001 - 18.500 .............       95          9,917,406        2.40         104,394    11.325      318.19        567        81.3
18.501 - 19.000 .............       70          6,676,385        1.62          95,377    11.789      303.36        589        83.2
19.001 - 19.500 .............       30          1,792,215        0.43          59,741    12.376      287.15        552        71.9
Greater than 19.500 .........       49          2,305,394        0.56          47,049    13.367      294.53        561        74.4
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,029    $   412,656,753      100.00%
                               =========  ===============   ===========

____________
(1)   The weighted average Maximum Mortgage Rate for the Group 2 Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date was
      approximately 15.294%.

                                      A-18

                                     INITIAL PERIODIC RATE CAPS FOR THE GROUP 2 MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE      AVERAGE    AVERAGE     AVERAGE     AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT       GROSS    REMAINING     CREDIT     LOAN-TO-
INITIAL PERIODIC RATE CAP      MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
(%)                             LOANS       OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

1.000 .......................       31    $     8,900,244        2.16%    $   287,105     8.040%     355.45        625        81.5%
1.500 .......................    1,455        291,934,348       70.75         200,642     8.676      369.05        611        81.3
2.000 .......................       47          7,564,924        1.83         160,956     7.780      341.47        594        77.5
3.000 .......................      459         91,266,425       22.12         198,838     8.576      360.22        615        81.2
5.000 .......................       28         10,959,125        2.66         391,397     6.514      352.85        688        73.1
6.000 .......................        8          1,846,750        0.45         230,844     6.591      352.17        634        79.2
7.000 .......................        1            184,936        0.04         184,936     7.300      360.00        727        80.0
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,029    $   412,656,753      100.00%
                               =========  ===============   ===========

____________
(1)   The weighted average Initial Periodic Rate Cap for the Group 2 Mortgage
      Loans in the Statistical Calculation Pool as of the Cut-off Date was
      approximately 1.946%.

                                    SUBSEQUENT PERIODIC RATE CAPS FOR THE GROUP 2 MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE      AVERAGE    AVERAGE     AVERAGE     AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT       GROSS    REMAINING     CREDIT     LOAN-TO-
SUBSEQUENT PERIODIC RATE       MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
CAP (%)                         LOANS       OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

1.000 .......................      496    $    93,426,198       22.64%    $   188,359     8.633%     355.32        616        81.3%
1.500 .......................    1,479        300,869,605       72.91         203,428     8.651      369.89        611        81.2
2.000 .......................       48         16,659,174        4.04         347,066     6.499      352.15        659        73.6
3.000 .......................        6          1,701,776        0.41         283,629     7.725      348.61        618        82.8
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,029    $   412,656,753      100.00%
                               =========  ===============   ===========

____________
(1)   The weighted average Subsequent Periodic Rate Cap for the Group 2 Mortgage
      Loans in the Statistical Calculation Pool as of the Cut-off Date was
      approximately 1.413%.

                                      A-19

                                       MINIMUM MORTGAGE RATES FOR THE GROUP 2 MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE      AVERAGE    AVERAGE     AVERAGE     AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT       GROSS    REMAINING     CREDIT     LOAN-TO-
RANGE OF MINIMUM               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
MORTGAGE RATES (%)              LOANS       OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

1.001 - 2.000 ...............        3    $     1,285,476        0.31%    $   428,492     6.407%     350.28        677        76.7%
2.001 - 3.000 ...............       46         16,366,822        3.97         355,800     6.441      352.07        663        73.3
4.001 - 5.000 ...............        7          1,525,329        0.37         217,904     7.358      349.54        621        80.1
5.001 - 6.000 ...............       46         11,723,208        2.84         254,852     6.818      366.02        618        75.1
6.001 - 7.000 ...............      173         43,441,885       10.53         251,109     7.102      360.96        613        79.1
7.001 - 8.000 ...............      421         99,157,508       24.03         235,529     7.784      383.89        622        80.0
8.001 - 9.000 ...............      548        122,348,506       29.65         223,264     8.639      372.59        617        81.3
9.001 - 10.000 ..............      421         73,018,136       17.69         173,440     9.680      351.87        605        83.5
Greater than 10.000 .........      364         43,789,882       10.61         120,302    11.004      339.87        586        84.0
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,029    $   412,656,753      100.00%
                               =========  ===============   ===========

____________
(1)   The weighted average Minimum Mortgage Rate for the Group 2 Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date was
      approximately 8.177%.

                                      A-20

                                        NEXT ADJUSTMENT DATES FOR THE GROUP 2 MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE      AVERAGE    AVERAGE     AVERAGE     AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT       GROSS    REMAINING     CREDIT     LOAN-TO-
                               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
NEXT ADJUSTMENT DATE            LOANS       OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

June 2006 ...................        3    $       238,014        0.06%    $    79,338    11.250%     295.00        590        87.4%
July 2006 ...................       44          3,868,602        0.94          87,923    10.286      304.03        579        80.9
August 2006 .................       83          7,063,673        1.71          85,104    10.683      298.17        579        78.3
September 2006 ..............       69          6,210,226        1.50          90,003    11.091      298.46        574        77.6
October 2006 ................       87          5,902,079        1.43          67,840    11.226      288.88        589        77.5
November 2006 ...............       99          6,644,439        1.61          67,116    11.261      287.50        570        76.2
December 2006 ...............       60          9,132,223        2.21         152,204     9.573      324.52        607        80.4
January 2007 ................        4          1,962,838        0.48         490,710     7.199      360.00        627        79.0
April 2007 ..................        1            519,632        0.13         519,632     7.000      346.00        585        80.0
May 2007 ....................        6            823,332        0.20         137,222     6.760      335.00        633        84.6
June 2007 ...................        7          1,167,229        0.28         166,747     7.015      345.84        642        73.0
July 2007 ...................       22          4,508,632        1.09         204,938     7.441      349.00        551        86.9
August 2007 .................       21          4,892,437        1.19         232,973     7.278      349.04        571        81.9
September 2007 ..............       23          4,330,129        1.05         188,266     6.999      350.49        571        80.9
October 2007 ................       19          2,389,869        0.58         125,783     8.269      352.13        585        81.5
November 2007 ...............       20          2,594,746        0.63         129,737     7.620      353.00        598        82.4
December 2007 ...............       58         10,652,198        2.58         183,659     8.064      354.12        595        83.2
January 2008 ................       69         14,114,697        3.42         204,561     8.449      358.14        596        81.2
February 2008 ...............       22          5,319,682        1.29         241,804     8.790      356.00        634        79.0
March 2008 ..................       27          7,097,548        1.72         262,872     8.841      357.00        619        83.1
April 2008 ..................       49         14,191,634        3.44         289,625     9.120      374.88        612        82.6
May 2008 ....................      254         65,802,489       15.95         259,065     8.610      382.17        630        81.3
June 2008 ...................      391         99,134,358       24.02         253,541     8.534      388.41        626        81.2
July 2008 ...................      282         68,320,506       16.56         242,271     8.460      370.94        620        82.3
August 2008 .................       53          9,610,425        2.33         181,329     7.335      350.02        587        80.3
September 2008 ..............       27          3,962,344        0.96         146,753     7.959      351.00        544        76.9
October 2008 ................       16          3,474,381        0.84         217,149     7.683      352.07        584        79.1
November 2008 ...............       24          5,724,858        1.39         238,536     6.923      353.08        587        76.3
December 2008 ...............       47          8,645,936        2.10         183,956     8.199      354.16        613        82.1
January 2009 ................       55         11,219,328        2.72         203,988     8.291      355.04        592        82.1
February 2009 ...............       14          2,424,140        0.59         173,153     9.463      356.00        599        85.1
March 2009 ..................        4          1,323,530        0.32         330,883     9.933      357.00        607        79.5
April 2009 ..................        3            538,759        0.13         179,586     8.940      358.00        642        83.0
May 2009 ....................        5            864,713        0.21         172,943     9.074      404.47        612        89.1
June 2009 ...................       15          2,881,682        0.70         192,112     9.564      360.00        614        79.6
July 2009 ...................        6          1,226,080        0.30         204,347     7.708      360.00        612        81.1
August 2009 .................        1            126,400        0.03         126,400     6.125      338.00        512        80.0
December 2009 ...............        1            226,000        0.05         226,000     5.000      342.00        544        49.1
January 2010 ................        1            405,148        0.10         405,148     5.500      343.00        720        76.7
June 2010 ...................        1            188,002        0.05         188,002     5.500      348.00        521        80.0
October 2010 ................        1            199,999        0.05         199,999     5.875      352.00        690        28.6
November 2010 ...............        2            592,584        0.14         296,292     6.223      353.00        654        80.0
December 2010 ...............        5          1,059,920        0.26         211,984     6.831      354.00        631        63.1
January 2011 ................        7          1,706,942        0.41         243,849     6.756      355.00        742        83.1
February 2011 ...............        1            590,000        0.14         590,000     6.625      356.00        742        79.7
April 2011 ..................        1            248,868        0.06         248,868     6.500      358.00        642        80.0
June 2011 ...................        2            828,520        0.20         414,260     7.261      412.14        670        75.8
July 2011 ...................        3            971,500        0.24         323,833     7.929      480.00        570        73.4
January 2012 ................        1            581,341        0.14         581,341     5.500      343.00        777        80.0
February 2012 ...............        1            399,000        0.10         399,000     7.125      344.00        713        95.0
April 2012 ..................        1            431,395        0.10         431,395     5.750      346.00        757        71.2
December 2012 ...............        1            524,998        0.13         524,998     5.875      354.00        695        70.0
January 2013 ................        5          3,278,560        0.79         655,712     6.891      355.00        666        66.6
February 2013 ...............        1            168,750        0.04         168,750     6.750      356.00        712        75.0
March 2013 ..................        1            424,000        0.10         424,000     6.125      357.00        694        80.0
June 2015 ...................        1            252,001        0.06         252,001     5.625      348.00        643        80.0
January 2016 ................        2            675,436        0.16         337,718     7.266      355.00        550        73.9
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,029    $   412,656,753      100.00%
                               =========  ===============   ===========

(1)   The weighted average Next Adjustment Date for the Group 2 Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date is May 2008.

                                      A-21

                                        INTEREST ONLY PERIODS FOR THE GROUP 2 MORTGAGE LOANS
                                                IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED   WEIGHTED     WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE      AVERAGE    AVERAGE     AVERAGE     AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      CURRENT   REMAINING     CREDIT     LOAN-TO-
INTEREST ONLY PERIOD           MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE     TERM        BUREAU      VALUE
(MONTHS)                        LOANS       OUTSTANDING     OUTSTANDING     BALANCE       RATE     (MONTHS)    RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

0 ...........................    1,570    $   279,044,774       67.62%    $   177,736     8.823%     369.96        604        81.3%
24 ..........................       46         12,674,835        3.07         275,540     8.299      354.37        616        83.8
36 ..........................       38         11,871,901        2.88         312,418     7.134      352.63        587        78.5
60 ..........................      351         99,767,759       24.18         284,239     8.190      358.36        640        80.6
84 ..........................       10          5,376,649        1.30         537,665     6.594      352.98        688        71.8
120 .........................       14          3,920,835        0.95         280,060     6.706      352.66        649        77.0
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    2,029    $   412,656,753      100.00%
                               =========  ===============   ===========

                                      A-22

                                                         THE MORTGAGE LOANS

                                           MORTGAGE LOAN PROGRAMS FOR THE MORTGAGE LOANS
                                                IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED   WEIGHTED     WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE      AVERAGE    AVERAGE     AVERAGE     AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT       GROSS    REMAINING     CREDIT     LOAN-TO-
                               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE     TERM        BUREAU      VALUE
MORTGAGE LOAN PROGRAM           LOANS       OUTSTANDING     OUTSTANDING     BALANCE       RATE     (MONTHS)    RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

30-Year 6-month LIBOR .......       74    $    19,562,153        2.44%    $   264,353     8.292%     358.21        606        81.8%
1/29 6-month LIBOR ..........        1            103,771        0.01         103,771     7.125      284.00        715        61.9
30-Year 12-month LIBOR ......        3          1,277,428        0.16         425,809     7.000      350.75        627        85.1
2/18 6-month LIBOR ..........        1             52,107        0.01          52,107    11.190      177.00        553        82.0
2/28 6-month LIBOR ..........    2,370        382,532,867       47.70         161,406     9.100      354.80        595        80.9
2/38 6-month LIBOR ..........      401        103,554,824       12.91         258,241     7.757      479.62        603        75.8
2/28 6-month LIBOR -
  120-month Interest Only ...        3          1,027,500        0.13         342,500     7.455      352.92        624        78.5
2/28 6-month LIBOR -
  24-month Interest Only ....       69         16,843,309        2.10         244,106     8.425      354.99        616        83.9
2/28 6-month LIBOR -
  60-month Interest Only ....      693        171,347,693       21.36         247,255     8.224      359.37        632        80.7
3/12 6-month LIBOR ..........        1             22,164        0.00          22,164    12.400      113.00        552        65.0
3/22 6-month LIBOR ..........        1             26,909        0.00          26,909    13.300      236.00        509        80.0
3/1 12-month LIBOR ..........        3            249,181        0.03          83,060     6.527      351.79        589        74.8
3/27 6-month LIBOR ..........      469         64,981,867        8.10         138,554     8.786      345.18        584        80.5
3/37 6-month LIBOR ..........        9          1,901,803        0.24         211,311     7.665      479.83        588        78.6
3/27 6-month LIBOR -
  120-month Interest Only ...        3          1,059,250        0.13         353,083     7.071      354.35        686        85.2
3/27 6-month LIBOR -
  36-month Interest Only ....       41         11,211,386        1.40         273,448     7.443      352.92        594        80.7
3/27 6-month LIBOR -
  60-month Interest Only ....       38          8,952,295        1.12         235,587     7.592      353.39        627        80.5
3/1 12-month LIBOR -
  120-month Interest Only ...        1            238,000        0.03         238,000     6.125      354.00        732        48.6
3/1 12-month LIBOR -
  36-month Interest Only ....        1          1,699,765        0.21       1,699,765     5.500      353.00        556        63.0
5/1 12-month LIBOR ..........        3            694,419        0.09         231,473     6.017      354.83        728        79.5
5/25 6-month LIBOR ..........        8          1,651,719        0.21         206,465     8.299      358.92        645        79.1
5/35 6-month LIBOR ..........        7          1,886,500        0.24         269,500     7.611      480.00        576        71.2
5/25 6-month LIBOR -
  120-month Interest Only ...        5          1,229,034        0.15         245,807     6.153      351.48        611        74.3
5/25 6-month LIBOR -
  60-month Interest Only ....        1            248,868        0.03         248,868     6.500      358.00        642        80.0
5/1 12-month LIBOR -
  60-month Interest Only ....       11          2,921,870        0.36         265,625     6.450      351.98        705        72.6
7/1 12-month LIBOR ..........        1            431,395        0.05         431,395     5.750      346.00        757        71.2
7/1 12-month LIBOR -
  84-month Interest Only ....       10          5,376,649        0.67         537,665     6.594      352.98        688        71.8
10/1 12-month LIBOR .........        1            560,386        0.07         560,386     7.500      355.00        500        75.0
10/1 12-month LIBOR -
  120-month Interest Only ...        2            367,051        0.05         183,525     5.782      350.19        689        76.5
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    4,231    $   802,012,162      100.00%
                               =========  ===============   ===========

                                      A-23

                                      ORIGINAL TERMS TO STATED MATURITY FOR THE MORTGAGE LOANS
                                                IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE      AVERAGE    AVERAGE     AVERAGE     AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT       GROSS    REMAINING     CREDIT     LOAN-TO-
                               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
ORIGINAL TERM (MONTHS)          LOANS       OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

ARM 180 .....................        1    $        22,164        0.00%    $    22,164   12.400%      113.00        552        65.0%
ARM 240 .....................        1             52,107        0.01          52,107   11.190       177.00        553        82.0
ARM 300 .....................        1             26,909        0.00          26,909   13.300       236.00        509        80.0
ARM 360 .....................    3,811        694,567,856       86.60         182,253    8.702       355.02        606        80.7
ARM 480 .....................      417        107,343,127       13.38         257,418    7.753       479.63        602        75.8
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    4,231    $   802,012,162      100.00%
                               =========  ===============   ===========

                                      MORTGAGE LOAN PRINCIPAL BALANCES FOR THE MORTGAGE LOANS
                                                IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE      AVERAGE    AVERAGE     AVERAGE     AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT       GROSS    REMAINING     CREDIT     LOAN-TO-
RANGE OF MORTGAGE LOAN         MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
PRINCIPAL BALANCES              LOANS       OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

$0.01 - $25,000.00 ..........       23    $       473,548        0.06%    $    20,589    12.089%     275.91        582        70.0%
$25,000.01 - $50,000.00 .....      140          5,368,517        0.67          38,347    11.259      296.17        565        70.9
$50,000.01 - $75,000.00 .....      389         24,715,252        3.08          63,535    10.018      336.01        590        80.9
$75,000.01 - $100,000.00 ....      433         38,136,912        4.76          88,076     9.411      349.83        589        81.3
$100,000.01 - $150,000.00  ..      974        120,735,692       15.05         123,959     8.963      363.24        594        80.7
$150,000.01 - $200,000.00  ..      756        132,385,437       16.51         175,113     8.549      372.14        602        80.0
$200,000.01 - $250,000.00  ..      512        114,495,067       14.28         223,623     8.418      375.74        605        79.1
$250,000.01 - $300,000.00  ..      356         97,874,582       12.20         274,929     8.308      376.61        608        80.2
$300,000.01 - $350,000.00  ..      219         71,014,297        8.85         324,266     8.453      377.80        606        81.3
$350,000.01 - $400,000.00  ..      180         67,521,390        8.42         375,119     8.226      380.41        617        81.4
$400,000.01 - $450,000.00  ..       90         38,242,304        4.77         424,914     8.153      381.37        617        78.7
$450,000.01 - $500,000.00  ..       61         28,964,420        3.61         474,827     8.160      380.09        626        79.2
$500,000.01 - $550,000.00  ..       35         18,627,159        2.32         532,205     7.984      385.10        611        80.0
$550,000.01 - $600,000.00  ..       27         15,548,577        1.94         575,873     8.730      379.71        619        80.2
$600,000.01 - $650,000.00  ..       10          6,242,402        0.78         624,240     8.330      369.63        633        80.5
$650,000.01 - $700,000.00  ..        5          3,364,039        0.42         672,808     8.185      383.71        647        82.9
$700,000.01 - $750,000.00  ..       10          7,301,200        0.91         730,120     8.299      383.30        672        79.2
$750,000.01 - $800,000.00  ..        1            772,000        0.10         772,000     7.750      480.00        533        80.0
$800,000.01 - $850,000.00  ..        4          3,350,500        0.42         837,625     8.433      359.51        622        65.1
$850,000.01 - $900,000.00  ..        2          1,764,500        0.22         882,250     8.393      419.30        629        82.5
Greater than $900,000.00 ....        4          5,114,365        0.64       1,278,591     7.150      356.03        605        70.4
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    4,231    $   802,012,162      100.00%
                               =========  ===============   ===========

                                      A-24

                                STATE DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR THE MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
                               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
STATE                            LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

Alabama .....................       65    $     9,313,715        1.16%    $   143,288     9.010%     358.67        590        84.6%
Alaska ......................        5          1,326,103        0.17         265,221     9.949      359.06        621        96.0
Arizona .....................      235         46,999,601        5.86         199,998     8.386      375.97        602        79.5
Arkansas ....................       18          1,564,498        0.20          86,917     9.888      346.96        595        88.7
California ..................      542        173,046,521       21.58         319,274     7.940      392.75        616        76.0
Colorado ....................       77         13,420,758        1.67         174,296     8.444      365.60        608        81.7
Connecticut .................       52         11,056,658        1.38         212,628     8.748      365.42        598        80.3
Delaware ....................       13          2,313,555        0.29         177,966     8.745      368.12        576        78.7
District of Columbia ........       14          4,302,884        0.54         307,349     7.916      378.98        608        71.7
Florida .....................      474         93,897,484       11.71         198,096     8.657      377.00        610        79.9
Georgia .....................      227         33,535,764        4.18         147,735     9.335      355.02        599        82.9
Hawaii ......................       19          7,885,130        0.98         415,007     8.375      370.52        623        73.6
Idaho .......................       31          5,031,960        0.63         162,321     9.265      354.84        598        83.4
Illinois ....................      224         39,768,353        4.96         177,537     9.066      358.93        611        82.6
Indiana .....................       79          7,220,059        0.90          91,393     9.546      348.67        579        84.6
Iowa ........................       12            996,983        0.12          83,082     9.181      353.23        564        85.1
Kansas ......................       19          1,968,876        0.25         103,625     9.973      344.04        592        86.6
Kentucky ....................       41          4,014,717        0.50          97,920     9.598      348.19        570        84.1
Louisiana ...................       44          5,776,567        0.72         131,286     8.704      356.26        595        84.9
Maine .......................        6          1,279,549        0.16         213,258     8.446      358.46        589        86.9
Maryland ....................       84         20,330,251        2.53         242,027     8.256      377.55        600        78.2
Massachusetts ...............       73         20,235,377        2.52         277,197     8.376      366.32        586        78.7
Michigan ....................      159         18,673,213        2.33         117,442     9.196      352.83        586        83.9
Minnesota ...................       60         11,582,603        1.44         193,043     8.969      368.28        602        82.9
Mississippi .................       33          4,089,424        0.51         123,922     8.807      365.04        598        85.1
Missouri ....................       75          8,249,858        1.03         109,998     9.073      353.47        587        83.6
Montana .....................       16          2,370,427        0.30         148,152     8.520      353.28        587        81.8
Nebraska ....................        2            213,800        0.03         106,900     9.125      360.00        563        86.6
Nevada ......................      116         27,837,365        3.47         239,977     8.319      373.04        614        81.3
New Hampshire ...............       19          3,551,155        0.44         186,903     8.182      360.42        608        78.7
New Jersey ..................      100         24,300,162        3.03         243,002     8.464      372.38        608        81.1
New Mexico ..................       23          4,448,138        0.55         193,397     8.621      352.09        609        76.7
New York ....................       93         22,715,947        2.83         244,257     8.206      365.08        603        78.0
North Carolina ..............       90         10,620,169        1.32         118,002     9.578      350.54        587        83.6
North Dakota ................        4            369,537        0.05          92,384     9.896      351.09        655        77.1
Ohio ........................      122         12,276,792        1.53         100,629     9.566      338.18        584        82.7
Oklahoma ....................       43          3,501,852        0.44          81,438     9.932      347.37        580        85.4
Oregon ......................       47          8,188,370        1.02         174,221     8.372      372.25        616        80.2
Pennsylvania ................      105         14,002,337        1.75         133,356     9.288      355.01        601        80.7
Rhode Island ................        3            947,692        0.12         315,897     8.345      384.50        609        77.0
South Carolina ..............       44          4,884,427        0.61         111,010     9.228      348.67        578        85.2
South Dakota ................        3            303,543        0.04         101,181     8.970      357.49        649        83.7
Tennessee ...................       76          7,949,763        0.99         104,602     9.165      355.24        596        83.6
Texas .......................      276         32,786,952        4.09         118,793     9.102      361.02        603        84.6
Utah ........................       49          8,166,484        1.02         166,663     8.766      363.60        615        83.7
Vermont .....................        6          1,135,395        0.14         189,232     8.346      357.50        607        84.9
Virginia ....................      110         24,997,584        3.12         227,251     8.330      377.51        600        80.1
Washington ..................      143         30,528,673        3.81         213,487     8.234      371.39        611        79.7
West Virginia ...............       10            966,407        0.12          96,641     9.863      345.56        605        78.3
Wisconsin ...................       39          4,813,738        0.60         123,429     9.938      352.58        597        81.6
Wyoming .....................       11          2,254,993        0.28         204,999     7.887      364.30        643        80.3
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG......    4,231    $   802,012,162      100.00%
                               =========  ===============   ===========

                                      A-25

                                              LOAN-TO-VALUE RATIOS FOR THE MORTGAGE LOANS
                                                  IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
RANGE OF LOAN-TO-VALUE         MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
RATIOS (%)                       LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

50.00 or Less ...............      106    $    15,260,369        1.90%    $   143,966     8.005%     388.61        578        41.2%
50.01 - 55.00 ...............       44          8,165,515        1.02         185,580     7.803      372.29        592        53.0
55.01 - 60.00 ...............       90         16,532,657        2.06         183,696     8.251      375.62        571        58.1
60.01 - 65.00 ...............      128         28,595,221        3.57         223,400     8.036      390.69        592        63.1
65.01 - 70.00 ...............      239         46,796,493        5.83         195,801     8.290      376.70        579        68.6
70.01 - 75.00 ...............      348         66,553,421        8.30         191,245     8.359      376.49        588        73.9
75.01 - 80.00 ...............    1,789        338,365,374       42.19         189,137     8.392      373.34        620        79.7
80.01 - 85.00 ...............      413         78,944,292        9.84         191,148     8.967      366.13        587        84.6
85.01 - 90.00 ...............      672        137,005,320       17.08         203,877     8.807      365.89        608        89.6
90.01 - 95.00 ...............      288         50,195,157        6.26         174,289     9.463      360.65        602        94.8
95.01 - 100.00 ..............      114         15,598,344        1.94         136,828     9.747      358.39        624        99.9
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    4,231    $   802,012,162      100.00%
                               =========  ===============   ===========

                                            CURRENT MORTGAGE RATES FOR THE MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
RANGE OF CURRENT MORTGAGE      MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
RATIOS (%)                       LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

4.501 - 5.000 ...............        2    $       335,824        0.04%    $   167,912     4.959%     345.92        551        59.2%
5.001 - 5.500 ...............       13          5,581,870        0.70         429,375     5.467      352.73        627        69.6
5.501 - 6.000 ...............       39         12,485,961        1.56         320,153     5.829      367.07        648        72.6
6.001 - 6.500 ...............       85         21,523,808        2.68         253,221     6.337      362.47        624        76.1
6.501 - 7.000 ...............      190         48,321,825        6.03         254,325     6.835      381.73        614        76.2
7.001 - 7.500 ...............      346         79,299,083        9.89         229,188     7.317      389.52        619        77.9
7.501 - 8.000 ...............      560        126,265,401       15.74         225,474     7.815      394.54        613        77.6
8.001 - 8.500 ...............      619        132,376,967       16.51         213,856     8.315      388.94        610        79.4
8.501 - 9.000 ...............      574        109,339,441       13.63         190,487     8.800      361.20        604        81.5
9.001 - 9.500 ...............      475         83,160,765       10.37         175,075     9.305      358.81        603        82.9
9.501 - 10.000 ..............      487         81,389,311       10.15         167,124     9.773      356.48        592        83.1
10.001 - 10.500 .............      294         41,098,698        5.12         139,791    10.320      351.71        584        84.2
10.501 - 11.000 .............      227         31,127,993        3.88         137,128    10.792      344.48        581        85.1
11.001 - 11.500 .............      145         16,066,423        2.00         110,803    11.263      327.99        569        82.9
11.501 - 12.000 .............       86          8,327,826        1.04          96,835    11.762      311.22        588        82.7
12.001 - 12.500 .............       40          2,975,800        0.37          74,395    12.247      305.17        567        74.1
12.501 - 13.000 .............       15            623,164        0.08          41,544    12.814      299.97        600        71.0
13.001 - 13.500 .............       15            851,035        0.11          56,736    13.258      290.83        572        75.4
13.501 - 14.000 .............        9            396,384        0.05          44,043    13.758      295.00        560        79.6
Greater than 14.000 .........       10            464,585        0.06          46,458    14.597      292.64        523        72.8
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    4,231    $   802,012,162      100.00%
                               =========  ===============   ===========

                                      A-26

                                        TYPES OF MORTGAGED PROPERTIES FOR THE MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
                               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
MORTGAGED PROPERTY TYPE          LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

Single Family Residence .....    3,139    $   573,275,927       71.48%    $   182,630     8.555%     372.69        603        80.0%
Planned Unit Development ....      640        142,135,652       17.72         222,087     8.543      370.50        609        81.3
Low-Rise Condominium ........      275         50,330,080        6.28         183,018     8.618      367.67        621        80.4
Two Family Home .............       82         17,820,323        2.22         217,321     8.828      364.23        598        77.4
Three Family Home ...........       23          6,379,285        0.80         277,360     8.999      374.39        636        78.9
High-Rise Condominium .......       18          6,221,916        0.78         345,662     8.262      391.54        635        70.6
Manufactured Housing(1) .....       47          3,413,721        0.43          72,632    11.010      303.12        576        75.0
Four Family Home ............        7          2,435,257        0.30         347,894     8.730      377.75        669        80.7
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    4,231    $   802,012,162      100.00%
                               =========  ===============   ===========

_____________
(1)   Treated as real property.

                                                LOAN PURPOSES FOR THE MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
                               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
LOAN PURPOSE                     LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

Refinance - Cash Out ........    1,992    $   401,229,336       50.03%    $   201,420     8.486%     375.84        589        77.2%
Purchase ....................    2,072        374,628,035       46.71         180,805     8.664      368.45        623        83.1
Refinance - Rate/Term .......      167         26,154,792        3.26         156,616     8.678      354.02        611        79.6
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    4,231    $   802,012,162      100.00%
                               =========  ===============   ===========

                                                OCCUPANCY TYPES FOR THE MORTGAGE LOANS
                                                IN THE STATISTICAL CALCULATION POOL(1)

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
                               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
OCCUPANCY TYPE                   LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

Owner Occupied ..............    3,962    $   753,416,679       93.94%    $   190,161     8.551%     372.34        603        80.0%
Investment Property .........      222         36,793,379        4.59         165,736     9.045      362.92        650        81.6
Second Home .................       47         11,802,104        1.47         251,109     8.656      356.74        639        78.8
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    4,231    $   802,012,162      100.00%
                               =========  ===============   ===========

_____________
(1)   Based on representations by the Mortgagors at the time of origination of the related Mortgage Loans.

                                      A-27

                                      REMAINING TERMS TO STATED MATURITY FOR THE MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
RANGE OF REMAINING TERMS       MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
(MONTHS)                         LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

1 - 120 .....................        1    $        22,164        0.00%    $    22,164    12.400%     113.00        552        65.0%
121 - 180 ...................        1             52,107        0.01          52,107    11.190      177.00        553        82.0
181 - 300 ...................      379         26,638,233        3.32          70,286    11.194      286.73        574        77.0
301 - 360 ...................    3,433        667,956,531       83.29         194,569     8.603      357.74        607        80.9
Greater than 360 ............      417        107,343,127       13.38         257,418     7.753      479.63        602        75.8
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    4,231    $   802,012,162      100.00%
                               =========  ===============   ===========

                                           LOAN DOCUMENTATION TYPES FOR THE MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
                               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
LOAN DOCUMENTATION TYPE          LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

Full Documentation ..........    2,624    $   444,875,499       55.47%    $   169,541     8.534%     370.04        592        80.9%
Stated Income ...............    1,599        354,347,319       44.18         221,606     8.642      373.89        622        79.0
No Income/No Amortization ...        8          2,789,344        0.35         348,668     6.625      352.08        708        79.6
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    4,231    $   802,012,162      100.00%
                               =========  ===============   ===========

                                         CREDIT BUREAU RISK SCORES(1) FOR THE MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
RANGE OF CREDIT BUREAU RISK    MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
SCORES                           LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

801 - 820 ...................        1    $        54,150        0.01%    $    54,150     9.250%     360.00        802        95.0%
781 - 800 ...................        7          1,298,695        0.16         185,528     7.992      355.45        790        83.3
761 - 780 ...................       18          5,689,760        0.71         316,098     7.422      370.41        774        77.5
741 - 760 ...................       31          7,533,491        0.94         243,016     8.378      375.40        750        82.3
721 - 740 ...................       52         11,581,134        1.44         222,714     7.882      378.55        730        80.7
701 - 720 ...................       86         20,213,545        2.52         235,041     7.727      371.66        711        81.7
681 - 700 ...................      147         35,865,405        4.47         243,982     8.022      368.25        690        79.8
661 - 680 ...................      225         47,243,782        5.89         209,972     8.256      369.11        670        81.0
641 - 660 ...................      357         75,731,252        9.44         212,132     8.371      371.80        649        81.8
621 - 640 ...................      485         93,543,141       11.66         192,872     8.670      368.25        631        81.2
601 - 620 ...................      596        120,276,389       15.00         201,806     8.378      376.49        611        81.2
581 - 600 ...................      635        111,466,082       13.90         175,537     8.683      372.02        590        80.6
561 - 580 ...................      539         96,160,640       11.99         178,406     8.837      371.73        570        80.7
541 - 560 ...................      401         69,958,778        8.72         174,461     8.771      377.18        551        77.8
521 - 540 ...................      303         52,912,276        6.60         174,628     8.954      373.36        531        76.0
501 - 520 ...................      233         38,219,321        4.77         164,031     9.088      369.68        511        74.5
500 or Less .................      115         14,264,322        1.78         124,038     9.180      333.65        482        80.1
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    4,231    $   802,012,162      100.00%
                               =========  ===============   ===========

_____________
(1)   The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

                                      A-28

                                            CREDIT GRADE CATEGORIES FOR THE MORTGAGE LOANS
                                                  IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
                               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
CREDIT GRADE CATEGORY            LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

A ...........................    3,186    $   631,004,429       78.68%    $   198,055     8.471%     372.21        614        81.1%
A- ..........................      261         45,365,281        5.66         173,813     8.967      358.54        576        78.0
B ...........................      320         53,243,180        6.64         166,385     9.007      372.68        574        76.0
C ...........................      263         40,732,076        5.08         154,875     9.063      371.95        574        74.5
C- ..........................      177         28,272,706        3.53         159,733     8.708      377.41        578        78.6
D ...........................       24          3,394,490        0.42         141,437     8.991      381.29        559        62.1
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    4,231    $   802,012,162      100.00%
                               =========  ===============   ===========

                                          PREPAYMENT PENALTY PERIODS FOR THE MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
PREPAYMENT PENALTY PERIOD      MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
(MONTHS)                         LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

0 ...........................    1,128    $   236,270,645       29.46%    $   209,460     8.846%     364.67        612        80.5%
3 ...........................        1             66,904        0.01          66,904     9.625      276.00        605        80.0
12 ..........................      139         31,635,379        3.94         227,593     8.602      368.88        608        79.2
24 ..........................    2,490        474,534,318       59.17         190,576     8.419      378.97        604        80.0
30 ..........................        3            415,398        0.05         138,466     8.835      338.01        582        81.5
36 ..........................      404         53,266,746        6.64         131,848     8.597      345.64        588        79.6
60 ..........................       66          5,822,773        0.73          88,224     9.924      317.98        593        78.0
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    4,231    $   802,012,162      100.00%
                               =========  ===============   ===========

                                        MONTHS TO NEXT ADJUSTMENT DATE FOR THE MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                    WEIGHTED
                    AVERAGE                                PERCENT OF                WEIGHTED    WEIGHTED    WEIGHTED
                   MONTHS TO                 AGGREGATE      AGGREGATE     AVERAGE     AVERAGE     AVERAGE     AVERAGE     WEIGHTED
RANGE OF              NEXT     NUMBER OF     PRINCIPAL      PRINCIPAL     CURRENT      GROSS     REMAINING    CREDIT       AVERAGE
MONTHS TO NEXT     ADJUSTMENT  MORTGAGE       BALANCE        BALANCE     PRINCIPAL   MORTGAGE      TERM       BUREAU      LOAN-TO-
ADJUSTMENT DATE       DATE       LOANS      OUTSTANDING    OUTSTANDING    BALANCE      RATE      (MONTHS)   RISK SCORE   VALUE RATIO
----------------   ----------  ---------  --------------   -----------   ---------   --------    ---------  ----------   -----------

0 - 6...........         4         500    $   52,673,233       6.57%     $105,346     10.046%     316.67        588         79.3%
7 - 12..........        11          14         2,510,193       0.31       179,299      6.928      342.32        627         78.2
13 - 18.........        16         155        28,125,699       3.51       181,456      7.623      351.54        580         83.0
19 - 24.........        23       3,093       625,845,450      78.03       202,343      8.596      379.18        608         80.1
25 - 31.........        28         261        50,939,638       6.35       195,171      7.750      352.17        587         80.8
32 - 37.........        34         159        26,550,059       3.31       166,982      8.946      366.98        597         80.2
38 or Greater...        67          49        15,367,890       1.92       313,630      6.802      368.88        663         73.6
                               ---------  --------------   -----------
    TOTAL/AVG./WTD. AVG...       4,231    $  802,012,162     100.00%
                               =========  ==============   ===========

                                      A-29

                                                GROSS MARGINS FOR THE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
                               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
RANGE OF GROSS MARGINS (%)       LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

1.000 or Less ...............        1    $       287,000        0.04%    $   287,000     5.700%     480.00        705        76.1%
1.001 - 2.000 ...............        3          1,269,117        0.16         423,039     5.981      356.14        685        72.6
2.001 - 3.000 ...............       51         17,190,822        2.14         337,075     6.540      352.45        663        73.9
3.001 - 4.000 ...............       21          4,122,742        0.51         196,321     8.201      365.95        628        74.4
4.001 - 5.000 ...............      131         24,344,653        3.04         185,837     7.888      360.22        622        79.0
5.001 - 6.000 ...............      727        130,963,893       16.33         180,143     8.128      366.15        611        77.6
6.001 - 7.000 ...............    1,695        316,223,287       39.43         186,562     8.423      378.72        599        79.7
7.001 - 8.000 ...............    1,142        226,637,797       28.26         198,457     8.966      372.66        605        81.3
8.001 - 9.000 ...............      354         65,562,048        8.17         185,204     9.309      358.40        604        83.2
9.001 - 10.000 ..............       91         13,105,999        1.63         144,022    10.143      356.74        595        86.6
10.001 - 11.000 .............       14          2,254,454        0.28         161,032    11.482      354.10        615        92.5
11.001 - 12.000 .............        1             50,350        0.01          50,350    12.740      360.00        548        95.0
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    4,231    $   802,012,162      100.00%
                               =========  ===============   ===========

____________
(1)   The weighted average Gross Margin for the Mortgage Loans in the
      Statistical Calculation Pool as of the Cut-off Date was approximately
      6.706%.

                                            MAXIMUM MORTGAGE RATES FOR THE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
RANGE OF MAXIMUM MORTGAGE      MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
RATES (%)                        LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

10.001 - 10.500 .............        4    $     1,687,640        0.21%    $   421,910     5.500%     347.21        734        79.2%
10.501 - 11.000 .............        8          2,540,028        0.32         317,503     5.760      350.66        680        63.6
11.001 - 11.500 .............        9          4,525,456        0.56         502,828     5.893      354.57        627        68.1
11.501 - 12.000 .............       10          3,174,809        0.40         317,481     6.144      356.10        688        80.6
12.001 - 12.500 .............       28          8,309,496        1.04         296,768     6.539      354.27        624        72.9
12.501 - 13.000 .............       75         20,527,371        2.56         273,698     6.458      366.90        631        77.3
13.001 - 13.500 .............      145         35,108,585        4.38         242,128     6.896      370.80        623        77.2
13.501 - 14.000 .............      271         65,653,647        8.19         242,264     7.284      385.19        612        75.5
14.001 - 14.500 .............      382         83,152,304       10.37         217,676     7.627      389.56        612        78.2
14.501 - 15.000 .............      545        119,387,452       14.89         219,060     8.006      391.72        610        78.5
15.001 - 15.500 .............      574        121,201,454       15.11         211,152     8.440      388.45        608        80.1
15.501 - 16.000 .............      548        102,075,470       12.73         186,269     8.969      359.82        599        81.5
16.001 - 16.500 .............      434         73,355,337        9.15         169,022     9.375      358.29        603        82.9
16.501 - 17.000 .............      431         69,396,994        8.65         161,014     9.829      354.86        596        83.9
17.001 - 17.500 .............      283         37,914,287        4.73         133,973    10.381      348.69        585        83.8
17.501 - 18.000 .............      198         26,973,391        3.36         136,229    10.819      346.42        580        85.0
18.001 - 18.500 .............      127         14,513,403        1.81         114,279    11.300      331.27        568        83.0
18.501 - 19.000 .............       78          7,875,699        0.98         100,971    11.778      311.95        589        83.2
19.001 - 19.500 .............       32          2,333,947        0.29          72,936    12.318      303.96        562        73.6
19.500 or Greater ...........       49          2,305,394        0.29          47,049    13.367      294.53        561        74.4
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    4,231    $   802,012,162      100.00%
                               =========  ===============   ===========

____________
(1)   The weighted average Maximum Mortgage Rate for the Mortgage Loans in the
      Statistical Calculation Pool as of the Cut-off Date was approximately
      15.342%.

                                      A-30

                                          INITIAL PERIODIC RATE CAPS FOR THE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
INITIAL PERIODIC RATE          MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
CAP (%)                          LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

1.000 .......................       88    $    21,490,731        2.68%    $   244,213     8.347%     357.80        607        82.1%
1.500 .......................    3,146        580,636,187       72.40         184,563     8.661      374.15        604        80.4
2.000 .......................       54          9,033,952        1.13         167,295     7.963      344.31        591        78.7
3.000 .......................      904        177,397,681       22.12         196,236     8.508      367.92        605        79.3
5.000 .......................       28         10,959,125        1.37         391,397     6.514      352.85        688        73.1
6.000 .......................        9          2,099,550        0.26         233,283     6.695      353.12        632        79.3
7.000 .......................        2            394,936        0.05         197,468     7.114      423.81        636        62.7
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    4,231    $   802,012,162      100.00%
                               =========  ===============   ===========

____________
(1)   The weighted average Initial Periodic Rate Cap for the Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date was approximately
      1.886%.

                                         SUBSEQUENT PERIODIC RATE CAP FOR THE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
SUBSEQUENT PERIODIC RATE       MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
CAP (%)                          LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

1.000 .......................      965    $   186,013,205       23.19%    $   192,760     8.544%     363.67        605        79.6%
1.500 .......................    3,211        597,530,087       74.50         186,088     8.645      374.78        604        80.4
2.000 .......................       48         16,659,174        2.08         347,066     6.499      352.15        659        73.6
3.000 .......................        7          1,809,696        0.23         258,528     7.810      349.29        616        82.6
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    4,231    $   802,012,162      100.00%
                               =========  ===============   ===========

____________
(1)   The weighted average Subsequent Periodic Rate Cap for the Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date was
      approximately 1.398%.

                                      A-31

                                            MINIMUM MORTGAGE RATES FOR THE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
RANGE OF MINIMUM MORTGAGE      MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
RATES (%)                        LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

1.001 - 2.000 ...............        3    $     1,285,476        0.16%    $   428,492     6.407%     350.28        677        76.7%
2.001 - 3.000 ...............       46         16,366,822        2.04         355,800     6.441      352.07        663        73.3
4.001 - 5.000 ...............       10          2,183,604        0.27         218,360     7.180      352.59        623        79.6
5.001 - 6.000 ...............       91         20,889,689        2.60         229,557     6.942      371.65        617        75.6
6.001 - 7.000 ...............      322         76,923,947        9.59         238,894     7.099      376.77        610        76.6
7.001 - 8.000 ...............      943        206,801,175       25.79         219,301     7.746      389.94        612        77.9
8.001 - 9.000 ...............    1,186        233,033,260       29.06         196,487     8.603      374.35        607        80.3
9.001 - 10.000 ..............      983        160,546,166       20.02         163,323     9.600      355.97        597        83.1
Greater than 10.000 .........      647         83,982,023       10.47         129,802    10.825      349.30        580        84.6
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    4,231    $   802,012,162      100.00%
                               =========  ===============   ===========

____________
(1)   The weighted average Minimum Mortgage Rate for the Mortgage Loans in the
      Statistical Calculation Pool as of the Cut-off Date was approximately
      8.330%.

                                            NEXT ADJUSTMENT DATES FOR THE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
                               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
NEXT ADJUSTMENT DATE             LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

June 2006 ...................        3    $       238,014        0.03%    $    79,338    11.250%     295.00        590        87.4%
July 2006 ...................       44          3,868,602        0.48          87,923    10.286      304.03        579        80.9
August 2006 .................       86          7,960,367        0.99          92,562    10.411      304.68        576        79.1
September 2006 ..............       70          6,313,987        0.79          90,200    11.030      299.42        573        77.8
October 2006 ................       88          6,124,544        0.76          69,597    11.118      291.39        589        77.4
November 2006 ...............      107          8,489,109        1.06          79,337    10.831      303.04        574        78.1
December 2006 ...............       77         12,999,173        1.62         168,820     9.378      335.08        603        80.9
January 2007 ................       25          6,679,438        0.83         267,178     7.818      360.00        609        80.0
April 2007 ..................        1            519,632        0.06         519,632     7.000      346.00        585        80.0
May 2007 ....................        6            823,332        0.10         137,222     6.760      335.00        633        84.6
June 2007 ...................        7          1,167,229        0.15         166,747     7.015      345.84        642        73.0
July 2007 ...................       22          4,508,632        0.56         204,938     7.441      349.00        551        86.9
August 2007 .................       21          4,892,437        0.61         232,973     7.278      349.04        571        81.9
September 2007 ..............       23          4,330,129        0.54         188,266     6.999      350.49        571        80.9
October 2007 ................       19          2,389,869        0.30         125,783     8.269      352.13        585        81.5
November 2007 ...............       20          2,594,746        0.32         129,737     7.620      353.00        598        82.4
December 2007 ...............       58         10,652,198        1.33         183,659     8.064      354.12        595        83.2
January 2008 ................       69         14,114,697        1.76         204,561     8.449      358.14        596        81.2
February 2008 ...............       93         17,588,544        2.19         189,124     8.746      356.00        598        79.6
March 2008 ..................       60         14,232,631        1.77         237,211     8.801      357.00        605        81.2
April 2008 ..................      121         27,739,975        3.46         229,256     8.885      382.03        600        78.7
May 2008 ....................      717        148,167,625       18.47         206,649     8.572      380.73        611        79.9
June 2008 ...................    1,282        259,553,439       32.36         202,460     8.588      385.06        608        80.1
July 2008 ...................      783        151,931,703       18.94         194,038     8.502      372.29        609        80.6
August 2008 .................       53          9,610,425        1.20         181,329     7.335      350.02        587        80.3
September 2008 ..............       27          3,962,344        0.49         146,753     7.959      351.00        544        76.9
October 2008 ................       16          3,474,381        0.43         217,149     7.683      352.07        584        79.1
November 2008 ...............       24          5,724,858        0.71         238,536     6.923      353.08        587        76.3
December 2008 ...............       47          8,645,936        1.08         183,956     8.199      354.16        613        82.1
January 2009 ................       55         11,219,328        1.40         203,988     8.291      355.04        592        82.1
February 2009 ...............       43          6,828,634        0.85         158,805     9.064      356.05        590        83.4

                                      A-32

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT      GROSS     REMAINING     CREDIT     LOAN-TO-
                               MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
NEXT ADJUSTMENT DATE             LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

March 2009 ..................        8          2,404,110        0.30         300,514     9.700      357.00        598        79.7
April 2009 ..................        7          1,298,504        0.16         185,501     9.024      358.00        631        83.1
May 2009 ....................       30          4,512,883        0.56         150,429     8.846      367.71        601        82.5
June 2009 ...................       45          7,197,588        0.90         159,946     8.879      377.19        604        77.7
July 2009 ...................       25          3,885,230        0.48         155,409     8.453      376.77        579        75.7
August 2009 .................        1            126,400        0.02         126,400     6.125      338.00        512        80.0
December 2009 ...............        1            226,000        0.03         226,000     5.000      342.00        544        49.1
January 2010 ................        1            405,148        0.05         405,148     5.500      343.00        720        76.7
June 2010 ...................        1            188,002        0.02         188,002     5.500      348.00        521        80.0
October 2010 ................        1            199,999        0.02         199,999     5.875      352.00        690        28.6
November 2010 ...............        2            592,584        0.07         296,292     6.223      353.00        654        80.0
December 2010 ...............        5          1,059,920        0.13         211,984     6.831      354.00        631        63.1
January 2011 ................        7          1,706,942        0.21         243,849     6.756      355.00        742        83.1
February 2011 ...............        1            590,000        0.07         590,000     6.625      356.00        742        79.7
April 2011 ..................        1            248,868        0.03         248,868     6.500      358.00        642        80.0
May 2011 ....................        2            293,826        0.04         146,913     8.630      359.00        587        73.3
June 2011 ...................        5          1,383,520        0.17         276,704     7.435      439.36        629        74.3
July 2011 ...................        7          1,611,200        0.20         230,171     8.144      432.36        589        76.4
January 2012 ................        1            581,341        0.07         581,341     5.500      343.00        777        80.0
February 2012 ...............        1            399,000        0.05         399,000     7.125      344.00        713        95.0
April 2012 ..................        1            431,395        0.05         431,395     5.750      346.00        757        71.2
December 2012 ...............        1            524,998        0.07         524,998     5.875      354.00        695        70.0
January 2013 ................        5          3,278,560        0.41         655,712     6.891      355.00        666        66.6
February 2013 ...............        1            168,750        0.02         168,750     6.750      356.00        712        75.0
March 2013 ..................        1            424,000        0.05         424,000     6.125      357.00        694        80.0
June 2015 ...................        1            252,001        0.03         252,001     5.625      348.00        643        80.0
January 2016 ................        2            675,436        0.08         337,718     7.266      355.00        550        73.9
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    4,231    $   802,012,162      100.00%
                               =========  ===============   ===========

____________
(1)   The weighted average Next Adjustment Date for the Mortgage Loans in the
      Statistical Calculation Pool as of the Cut-off Date is May 2008.

                                            INTEREST ONLY PERIODS FOR THE MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                            PERCENT OF                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                             AGGREGATE       AGGREGATE      AVERAGE     AVERAGE     AVERAGE      AVERAGE    AVERAGE
                               NUMBER OF     PRINCIPAL       PRINCIPAL      CURRENT     CURRENT    REMAINING     CREDIT     LOAN-TO-
INTEREST ONLY PERIOD           MORTGAGE       BALANCE         BALANCE      PRINCIPAL    MORTGAGE      TERM       BUREAU      VALUE
(MONTHS)                         LOANS      OUTSTANDING     OUTSTANDING     BALANCE       RATE      (MONTHS)   RISK SCORE    RATIO
-----------------------------  ---------  ---------------   -----------   -----------   --------   ---------   ----------   --------

0 ...........................    3,353    $   579,489,493       72.25%    $   172,827     8.772%     376.91        596        79.9%
24 ..........................       69         16,843,309        2.10         244,106     8.425      354.99        616        83.9
36 ..........................       42         12,911,151        1.61         307,408     7.187      352.93        589        78.4
60 ..........................      743        183,470,725       22.88         246,932     8.162      358.96        633        80.6
84 ..........................       10          5,376,649        0.67         537,665     6.594      352.98        688        71.8
120 .........................       14          3,920,835        0.49         280,060     6.706      352.66        649        77.0
                               ---------  ---------------   -----------
    TOTAL/AVG./WTD. AVG .....    4,231    $   802,012,162      100.00%
                               =========  ===============   ===========

                                      A-33